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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-01540
AIM Funds Group

(Exact name of registrant as specified in charter)
11 Greenway Plaza, Suite 100 Houston, Texas 77046

(Address of principal executive offices) (Zip code)
Philip A. Taylor 11 Greenway Plaza, Suite 100 Houston, Texas 77046

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 12/31
Date of reporting period: 12/31/09

Item 1. Reports to Stockholders.

Invesco Aim

Annual Report to Shareholders — December 31, 2009

AIM Basic Balanced Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
15	Financial Statements
17	Notes to Financial Statements
27	Financial Highlights
28	Auditor’s Report
29	Fund Expenses
30	Tax Information
T-1	Trustees and Officers
EX-99.CODE ETH
EX-99.CERT
EX-99.906CERT

Letters to Shareholders
Philip Taylor
Dear Shareholders:
While the year ended December 31, 2009, was difficult, economic conditions and market trends appeared more favorable at the close of the year than at its start. Calendar year 2009 began amid a sharp stock market sell off that continued until March, when an abrupt market rebound began.

Increased communication
This volatility prompted a greater than usual number of mutual fund shareholders to contact me. Some of you took the time to write a letter while others of you emailed me at phil@invescoaim.com. Your questions, comments and suggestions gave me better insight into what was on your minds.
      As a result, Invesco Aim’s investment professionals and I have increased our efforts to stay in touch and share our views with you. We increased the number of “Investment Perspectives” articles on our website, invescoaim.com. Through these articles, we’ve tried to provide timely market commentary, general investor education information and sector updates. I hope you’ll take a moment to read them and let me know if you find them useful.
     To access your Fund’s latest quarterly commentary, click on “Mutual Funds” inside the “Financial Products” box. Then, in the “Fund Information” box, click on “Quarterly Commentary” and select your Fund.
Guarded optimism
Despite a steady stream of bad economic news, markets in the U.S. and around the world began a robust recovery in March 2009. History has shown that no matter how positive or negative the economic news of the day may be, markets tend to look forward – often anticipating economic improvement or deterioration well before it arrives.
     U.S. gross domestic product (GDP) contracted in the final two quarters of 2008 and the first two quarters of 2009. But GDP expanded in the third quarter of 2009 at an annualized rate of 2.2%, the strongest rate of growth in two years.1
     In December 2009, the U.S. Federal Reserve (the Fed) cited signs that economic activity was picking up2:
■	The housing sector shows some signs of recent improvement.

■	Household spending appears to be expanding moderately, despite high unemployment, modest income growth and tight credit.

■	Businesses continue to cut back on fixed investment, albeit at a slower pace than previously.
     Nonetheless, unemployment continued to cast a pall over empirical evidence showing that the U.S. economy was improving. The unemployment rate rose from 7.7% to 10.0% in 20093 – and those who remained employed worried about their job security.
     As a result, many Americans have decided to spend less and save more. One government estimate suggests Americans saved just 1.7% of their disposable personal income in 2007 and just 2.7% in 2008.1 That same estimate suggests Americans saved 3.7%, 5.4% and 4.5% of their disposable personal income in the first, second and third quarters of 2009, respectively.1
     Many families have decided that spending less and saving more makes sense – and they are to be applauded for doing so. After all, while we can’t control market returns, we can control how much we regularly save and invest.
     Markets rise and fall, and sharp, sudden rebounds have historically often been followed by unpleasant, abrupt market downturns. While it may be difficult to save and invest more – particularly over a long time horizon and in periods of economic hardship – it really is a reliable way to build an investment portfolio.
     If you’ve decided to save and invest more, it’s important that you work with an experienced, trusted financial adviser. A financial adviser can help you prepare for 2010 by updating you on market conditions, helping you reevaluate your risk tolerance and suggesting investments that may be appropriate for you, given your changing needs and goals.
A single focus
I believe Invesco Aim is uniquely positioned to serve our clients. Our parent company, Invesco Ltd., is one of the largest4 and most diversified global asset managers. We provide clients with diversified investment strategies and a range of investment products managed by distinct management teams around the world. We believe we can serve you best by focusing on one thing and doing it well: managing your money.
     Our investment professionals have managed clients’ money in up markets and down markets. All of us here recognize that market conditions change often; what will not change is our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service.
     If you have questions about this report or your account, please contact one of our client services representatives at 800 959 4246.
     Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim
1 Bureau of Economic Analysis; 2 U.S. Federal Reserve; 3 Bureau of Labor Statistics; 4 Pensions & Investments
2 AIM Basic Balanced Fund

Bruce Crockett
Dear Fellow Shareholders:
By all accounts, 2009 was a challenging year for all of us. Although the economy and financial markets whipsawed us through much of last year, the final months of the decade concluded with many of us feeling somewhat more optimistic about 2010 as we began to see the markets and economy evidence the first green shoots of recovery.
      Perhaps the most valuable takeaway from 2009 is the manner in which it underscored the importance of adopting the long-term, appropriately diversified investment strategy I’ve mentioned in my previous letters. If anything, last year was the litmus test for this approach.
      Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your savings and a deep appreciation for your trust. We have already begun the annual review and management contract renewal process and will continue to seek to manage costs and reward performance in ways that put your interests first. (It might also interest you to know that the Board currently has five committees – Compliance, Audit, Governance, Investments, and Valuation Distribution and Proxy Voting – whose members exercise oversight to maintain the AIM Funds “Investor First” orientation.)
     To that end, some of you may have seen it reported in October 2009 that Invesco will assume the management of the Van Kampen family of mutual funds as well as the Morgan Stanley retail funds. The closing will be later this year and we view this addition as an excellent opportunity to provide you, our shareholders, access to an even broader range of well-diversified mutual funds under the Invesco umbrella. I’ll keep you updated on the work we’re doing to deliver the value of this acquisition to our shareholders in my upcoming letters.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming year.
Sincerely,

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees
3 AIM Basic Balanced Fund

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2009, all share classes of AIM Basic Balanced Fund, at net asset value, outperformed the Fund’s broad market, style-specific and peer group indexes._
     Drivers of equity performance were largely stock specific. We attribute the Fund’s outperformance versus its indexes mainly to above-market returns from several of our investments in the financials and information technology (IT) sectors. Select investments in financials were also among the largest detractors from Fund performance. The Fund’s fixed income holdings also posted gains and outperformed the Barclays Capital U.S. Aggregate Index during the year.▼
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/08 to 12/31/09, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	34.88%

Class B Shares	33.68

Class C Shares	33.81

Class R Shares	34.42

Class Y Shares	35.07

Investor Class Shares	34.75

Institutional Class Shares	35.52

S&P 500 Index▼ (Broad Market Index)	26.47

Custom Basic Balanced Index▪ (Style-Specific Index)	14.81

Lipper Mixed-Asset Target Allocation Moderate Funds Index▼ (Peer Group Index)	24.65

▼Lipper Inc.; ▪Invesco, Lipper Inc.

How we invest
We seek to create wealth by maintaining a long-term investment horizon and investing in companies that are selling at a significant discount to their estimated intrinsic value. We believe intrinsic value represents the inherent business value of portfolio holdings based on our estimates of future company cash flow. Intrinsic value calculations are estimates, and, as a result, market price may never reflect intrinsic value estimates, especially for an entire portfolio. Conversely, we consider selling a stock for any of the following reasons – a stock is trading significantly above our estimate of intrinsic value; a permanent, fundamental deterioration results in a reduction in estimated intrinsic value with inadequate upside potential or unexpected deterioration

Portfolio Composition
By security type, based on total investments

Common Stocks & Other Equity Interests	70.8%

Bonds & Notes	10.4

U.S. Government Sponsored

Mortgage-Backed Securities	8.3

Asset-Backed Securities	5.1

U.S. Treasury Securities	1.4

U.S. Government Sponsored

Agency Securities	0.4

Money Market Funds	3.6
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
* Excluding money market fund holdings.
in financial strength; or to capitalize on a more attractive investment opportunity.
     The Fund’s philosophy is based on key elements that we believe have extensive empirical evidence:
■	Company intrinsic values can be reasonably estimated. Importantly, this estimated fair business value is independent of the company’s stock price.

■	Market prices are more volatile than business values, partly because investors regularly overreact to negative news.

■	Long-term investment results are a function of the level and growth of business value in the portfolio.
     Since our application of this strategy is highly disciplined and relatively unique, it is important to understand the benefits and limitations of our process. First, the

Top 10 Equity Holdings*

1. ASML Holding N.V.	3.9%

2. UnitedHealth Group Inc.	3.2

3. Moody’s Corp.	2.7

4. XL Capital Ltd.-Class A	2.5

5. Robert Half International, Inc.	2.5

6. Bank of America Corp.	2.4

7. American Express Co.	2.4

8. Omnicom Group Inc.	2.3

9. Dell Inc.	2.2

10. Illinois Tool Works Inc.	2.1

Total Net Assets	$677.2 million

Total Number of Holdings*	421

investment strategy is intended to preserve your capital while growing it at above-market rates over the long term. Second, our investments have little in common with popular stock market indexes and most of our peers. And third, the Fund’s short-term relative performance will naturally be different than the stock market and peers and have little information value since we simply don’t own the same stocks.
     Our fixed income portfolio investment process is accomplished through the use of top-down strategies involving duration management, yield-curve positioning and sector allocation. By combining perspectives from both the portfolio and the security level, we seek to consistently add value over time while minimizing portfolio risk.

Market conditions and your Fund
The year 2009 was truly a tale of two markets. During the first few months of the year, equity markets declined steeply as severe problems in credit markets and a deteriorating outlook for corporate earnings led to a global recession. However, the U.S. economy began to show signs that the economic contraction was subsiding, and equity markets rapidly reversed direction beginning in March 2009 and rallied strongly for the rest of the year. Bond yields also moved higher as economic uncertainties appeared to be stabilizing. The expanded risk appetites shifted demand from Treasuries to non-government securities during the year.
     In this environment, sectors with the highest returns in the broad market as represented by the S&P 500 Index included more economically sensitive sectors such as IT and consumer discretionary.1 Conversely, sectors with the lowest returns included less economically sensitive sectors such as consumer staples and health care.1
     While financial-market stress has eased significantly, we believe overall equity market valuations remain attractive. Our investment results can be lumpy during periods like this, but historically these types of markets have yielded attractive opportunities for future capital growth.
     ASML, the world’s leading provider of lithography systems for the semiconductor industry, was among the Fund’s top contributors during the year. Despite a difficult business environment, a recent sales rebound and improved cost trends have returned the company to profitability and improved its outlook for 2010.
     The financials sector outperformed during much of 2009 as investors contemplated an eventual end, or at least an abatement, to the global credit crisis. Our investments in Morgan Stanley and XL Capital posted double-and triple-digit

4 AIM Basic Balanced Fund

gains, respectively, and made significant contributions to Fund performance. Morgan Stanley’s stock rose by more than 90% during the year. Investors reacted favorably to the announcement of a joint venture between the company and Citigroup in which Morgan Stanley bought Citi’s Smith Barney unit and combined it with its own global wealth management group. The new joint venture, called Morgan Stanley Smith Barney, is the industry’s leading wealth management business.
     After declining significantly in 2008 due to credit-related issues, specialty insurance provider XL Capital’s stock rebounded from its early-2009 lows, gaining more than 400% during the year as investor concerns abated. We continue to believe the company is undervalued despite its significant rebound.
     In addition to these investments, a legal settlement the Fund received from the Tyco International class action lawsuit was a meaningful contributor to 2009 results. The legal settlement was in addition to the stock’s 65% gain during 2009.
     While many financial stocks performed well, Citigroup’s stock fell by more than 45% during the year. In February, Citigroup took the dramatic step of recapitalizing the company via a preferred-for-common exchange. The result bolstered Citigroup’s capital position to among the strongest in the world but diluted our estimate of per-share intrinsic value severely.
     The Fund’s fixed income holdings also posted gains during the year and outperformed the Barclays Capital U.S. Aggregate Index.1 The outperformance was mainly due to our overweight positions in investment grade corporate bonds and structured securities. An underweight position in U.S. government securities also aided relative performance as investor preference for credit risk dampened demand for U.S. government bonds.
     Our valuation analysis suggested the recent market stress produced some of the most compelling valuation opportunities in recent history. As a consequence, our turnover was higher than normal during the year as we tried to exploit those opportunities.

Context for results
The crisis environment that characterized 2008 and part of 2009 has abated since the market’s March low. This process was favorable to the Fund and shifted investor attention to the valuation opportunities created by the crisis and exploited by our investment process. We continue to believe the valuation opportunity captured by the Fund remains very attractive despite record appreciation since March 2009. But a self-sustaining economic recovery is a necessary precondition to further normalization of equity values.
     Since the market low in March, valuation spreads have tightened from record-wide levels and, consequently, the difference between price and our estimate of portfolio value also has declined. However, despite the sharp market increase, the Fund’s price-to-value ratio remains very attractive versus history, but substantially less than at the recent market low. Shareholders should not expect the magnitude of recent outperformance to be repeated in the next 12 months. While we think portfolio values remain compelling, the next phase of any market recovery could prove more muted.

Portfolio assessment
We believe the single most important indicator of the way the Fund is positioned for potential future success is not our historical investment results or popular statistical measures, but rather the difference between current market prices and the Fund’s estimated intrinsic value – the aggregate business value of the portfolio based on our estimate of intrinsic value for each individual holding.
     At the close of the quarter, the difference between the market price and the estimated intrinsic value of the Fund remained high versus history, according to our estimation. While there is no assurance that market value will ever reflect our estimate of the Fund’s intrinsic value, we believe the large gap between price and estimated intrinsic value may cause above-average capital appreciation as capital markets normalize.

In closing
Markets experienced a strong recovery during 2009, and the Fund significantly outperformed its indexes. While we do not expect a repeat of 2009’s results in 2010, we do believe the Fund’s price-to-value ratio remains very attractive versus history.
     We continue to work hard to protect and grow the Fund’s estimated intrinsic value. We thank you for your investment and for sharing our long-term investment perspective.
1	Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Bret Stanley
Chartered Financial Analyst, senior portfolio manager, is lead manager of AIM Basic Balanced Fund. He began his investment career in 1988. Mr. Stanley earned a B.B.A. in finance from The University of Texas at Austin and an M.S. in finance from the University of Houston.
Cynthia Brien
Chartered Financial Analyst, portfolio manager, is manager of AIM Basic Balanced Fund. She joined Invesco Aim in 1996. Ms. Brien earned a B.B.A from The University of Texas at Austin.
Chuck Burge
Senior portfolio manager, is manager of AIM Basic Balanced Fund. He joined Invesco in 2002. Mr. Burge earned a B.S. in economics from Texas A&M University and an M.B.A. in finance and accounting from Rice University.
R. Canon Coleman II
Chartered Financial Analyst, portfolio manager, is manager of AIM Basic Balanced Fund. He began his investment career in 1996 and joined Invesco Aim in 2000. Mr. Coleman earned a B.S. and an M.S. in accounting from the University of Florida. He also earned an M.B.A. from the Wharton School at the University of Pennsylvania.
Matthew Seinsheimer
Chartered Financial Analyst, senior portfolio manager, is manager of AIM Basic Balanced Fund. He began his investment career in 1992 and joined Invesco Aim in 1998. He earned a B.B.A. in finance from Southern Methodist University and an M.B.A. from The University of Texas at Austin.
Michael Simon
Chartered Financial Analyst, senior portfolio manager, is manager of AIM Basic Balanced Fund. He began his investment career in 1989 and joined Invesco Aim in 2001. Mr. Simon earned a B.B.A. in finance from Texas Christian University and an M.B.A. from the University of Chicago.
Assisted by the Basic Value Team

5 AIM Basic Balanced Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund data from 9/28/01, index data from 9/30/01

1 Invesco, Lipper Inc.

2 Lipper Inc.
Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges.
Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

6 AIM Basic Balanced Fund

Average Annual Total Returns
As of 12/31/09, including maximum applicable sales charges

Class A Shares

Inception (9/28/01)	1.89%

5 Years	-1.47

1 Year	27.39

Class B Shares

Inception (9/28/01)	1.88%

5 Years	-1.48

1 Year	28.68

Class C Shares

Inception (9/28/01)	1.86%

5 Years	-1.11

1 Year	32.81

Class R Shares

Inception	2.36%

5 Years	-0.63

1 Year	34.42

Class Y Shares

Inception	2.61%

5 Years	-0.31

1 Year	35.07

Investor Class Shares

Inception	2.58%

5 Years	-0.37

1 Year	34.75

Institutional Class Shares

Inception	2.92%

5 Years	0.10

1 Year	35.52
Class R shares’ inception date is April 30, 2004. Returns since that date are historical returns. All other returns are blended returns of historical Class R share performance and restated Class A share performance (for periods prior to the inception date of Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R shares. Class A shares’ inception date is September 28, 2001.
     Class Y shares’ inception date is October 3, 2008; returns since that date are actual returns. All other returns are blended returns of actual Class Y share performance and restated Class A share performance (for periods prior to the inception date of Class Y shares) at net asset value. The restated Class A share performance reflects the Rule 12b-1 fees applicable to Class A shares as well as any fee waivers or expense reimbursements received by Class A shares. Class A shares’ inception date is September 28, 2001.
     Investor Class shares’ inception date is July 15, 2005. Returns since that date are historical returns. All other returns are blended returns of historical Investor Class share performance and restated Class A share performance (for periods prior to the inception date of Investor Class shares) at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to Class A shares for the period using blended returns. Class A shares’ inception date is September 28, 2001.
     Institutional Class shares’ inception date is April 30, 2004; returns since that date are actual returns. All other returns are blended returns of actual Institutional Class share performance and restated Class A share performance (for periods prior to the inception date of Institutional Class shares) at net asset value. The restated Class A share performance reflects the Rule 12b-1 fees applicable to Class A shares as well as any fee waivers or expense reimbursements received by Class A shares. Class A shares’ inception date is September 28, 2001.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares was 1.20%, 1.95%, 1.95%, 1.45%, 0.95%, 1.20% and 0.73%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.75% CDSC that may be imposed on a total redemption of retirement plan assets within the first year. Class Y, Investor Class and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7 AIM Basic Balanced Fund

AIM Basic Balanced Fund’s investment objective is long-term growth of capital and current income.
■	Unless otherwise stated, information presented in this report is as of December 31, 2009, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any AIM fund. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	All Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing
in the Fund
■	The values of convertible securities in which the Fund invests may be affected by market interest rates, the risk that the issuer may default on interest or principal payments, and the value of the underlying common stock into which these securities may be converted.

■	Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

■	Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

■	The prices of securities held by the Fund may decline in response to market risks.

■	Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.
■	There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.

■	Stocks fall into three broad market capitalization categories – large, medium, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Small and mid-sized companies may tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and mid-sized companies may involve special risks, including those associated with dependence on a small management group, little of no operating history, little or no track record of success, and limited product lines, market and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and mid-sized companies may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for fund to establish or close out a position in these securities at prevailing market prices.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The Custom Basic Balanced Index, created by Invesco Aim to serve as a benchmark for AIM Basic Balanced Fund, is composed of the following indexes: Russell 1000® Value (60%) and Barclays Capital U.S. Aggregate (40%). The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co. An investment cannot be made directly in an index.
■	The Lipper Mixed-Asset Target Allocation Moderate Funds Index is an unmanaged index considered representative of mixed-asset target allocation moderate funds tracked by Lipper.

■	The Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	BBLAX
Class B Shares	BBLBX
Class C Shares	BBLCX
Class R Shares	BBLRX
Class Y Shares	BBLYX
Investor Class Shares	BBLTX
Institutional Class Shares	BBLIX

8 AIM Basic Balanced Fund

Schedule of Investments(a)

December 31, 2009

	Shares	Value

Common Stocks & Other Equity Interests–72.70%
Advertising–4.04%
Interpublic Group of Cos., Inc. (The)(b)	1,606,593	$11,856,656

Omnicom Group Inc.	395,897	15,499,368

		27,356,024

Asset Management & Custody Banks–1.39%
State Street Corp.	216,807	9,439,777

Brewers–1.13%
Molson Coors Brewing Co.–Class B	169,863	7,671,013

Casinos & Gaming–1.51%
International Game Technology	543,119	10,194,344

Communications Equipment–1.83%
Nokia Corp.–ADR (Finland)	965,070	12,401,150

Computer Hardware–2.15%
Dell Inc.(b)	1,015,384	14,580,914

Construction Materials–1.33%
Cemex S.A.B. de C.V.–ADR (Mexico)(b)	759,940	8,982,491

Consumer Finance–3.44%
American Express Co.	395,800	16,037,816

SLM Corp.(b)	646,153	7,282,144

		23,319,960

Data Processing & Outsourced Services–2.91%
Alliance Data Systems Corp.(b)	189,911	12,266,352

Western Union Co. (The)	395,284	7,451,103

		19,717,455

Diversified Capital Markets–1.11%
UBS AG (Switzerland)(b)	485,737	7,533,781

Education Services–0.29%
Apollo Group, Inc.–Class A(b)	32,668	1,979,027

Electronic Manufacturing Services–3.37%
Flextronics International Ltd. (Singapore)(b)	1,407,877	10,291,581

Tyco Electronics Ltd. (Switzerland)	510,068	12,522,169

		22,813,750

General Merchandise Stores–1.80%
Target Corp.	251,194	12,150,254

Health Care Equipment–0.99%
Baxter International Inc.	114,680	6,729,422

Home Improvement Retail–1.45%
Home Depot, Inc. (The)	340,267	9,843,924

Hotels, Resorts & Cruise Lines–0.84%
Marriott International, Inc.–Class A	209,371	5,705,360

Household Appliances–1.07%
Whirlpool Corp.	90,168	7,272,951

Human Resource & Employment Services–2.48%
Robert Half International, Inc.	628,935	16,811,433

Industrial Conglomerates–1.35%
Tyco International Ltd.	256,231	9,142,322

Industrial Machinery–3.61%
Illinois Tool Works Inc.	291,991	14,012,648

Ingersoll-Rand PLC (Ireland)	291,857	10,430,969

		24,443,617

Investment Banking & Brokerage–1.61%
Morgan Stanley	367,647	10,882,351

Managed Health Care–5.10%
Aetna Inc.	409,984	12,996,493

UnitedHealth Group Inc.	707,087	21,552,012

		34,548,505

Movies & Entertainment–0.90%
Walt Disney Co. (The)	188,754	6,087,317

Oil & Gas Drilling–0.43%
Transocean Ltd.(b)	34,849	2,885,497

Oil & Gas Equipment & Services–2.67%
Halliburton Co.	293,178	8,821,726

Weatherford International Ltd.(b)	514,917	9,222,163

		18,043,889

Other Diversified Financial Services–5.18%
Bank of America Corp.	1,095,221	16,494,028

Citigroup Inc.	1,450,982	4,802,750

JPMorgan Chase & Co.	330,080	13,754,434

		35,051,212

Packaged Foods & Meats–0.92%
Unilever N.V. (Netherlands)	191,389	6,233,307

Property & Casualty Insurance–2.52%
XL Capital Ltd.–Class A	930,760	17,060,831

Regional Banks–1.20%
Fifth Third Bancorp	835,737	8,148,436

Research & Consulting Services–1.01%
Dun & Bradstreet Corp.	81,024	6,835,995

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM Basic Balanced Fund

	Shares	Value

Semiconductor Equipment–5.96%
ASML Holding N.V. (Netherlands)	784,854	$26,658,819

KLA-Tencor Corp.	379,364	13,717,802

		40,376,621

Specialized Finance–2.73%
Moody’s Corp.	689,346	18,474,473

Specialty Stores–1.50%
Staples, Inc.	412,814	10,151,096

Systems Software–2.88%
CA, Inc.	288,085	6,470,389

Microsoft Corp.	426,290	12,997,582

		19,467,971

Total Common Stocks & Other Equity Interests (Cost $455,023,148)		492,336,470

	Principal
	Amount
Bonds & Notes–10.74%
Aerospace & Defense–0.17%
BAE Systems Holdings Inc., Sr. Unsec. Gtd. Notes, 4.95%, 06/01/14(c)	$475,000	488,443

6.38%, 06/01/19(c)	655,000	697,428

		1,185,871

Airlines–0.06%
Delta Air Lines, Inc., Series A, Pass Through Ctfs., 7.75%, 12/17/19	380,000	393,063

Asset Management & Custody Banks–0.06%
Bank of New York Mellon Corp. (The), Sr. Unsec. Notes, 4.30%, 05/15/14	375,000	395,093

Automotive Retail–0.17%
AutoZone Inc., Sr. Unsec. Unsub. Notes, 5.88%, 10/15/12	1,040,000	1,126,721

Brewers–0.14%
Anheuser-Busch InBev Worldwide Inc., Sr. Unsec. Gtd. Unsub. Notes, 5.38%, 01/15/20(c)	950,000	969,605

Broadcasting–0.28%
COX Communications Inc., Sr. Unsec. Bonds, 8.38%, 03/01/39(c)	640,000	785,886

Sr. Unsec. Global Notes, 5.45%, 12/15/14	400,000	429,589

COX Enterprises Inc., Sr. Unsec. Notes, 7.88%, 09/15/10(c)	645,000	671,069

		1,886,544

Cable & Satellite–0.09%
Time Warner Cable Inc., Sr. Unsec. Gtd. Unsub. Notes, 5.00%, 02/01/20	650,000	634,659

Consumer Finance–0.07%
Capital One Bank USA N.A., Sr. Unsec. Global Notes, 5.75%, 09/15/10	440,000	453,254

Diversified Banks–1.08%
Barclays Bank PLC (United Kingdom), Sr. Unsec. Unsub. Global Notes, 6.75%, 05/22/19	1,135,000	1,278,927

Lloyds TSB Bank PLC (United Kingdom), Sr. Unsec. Unsub. Floating Rate Medium-Term Euro Notes, 3.78%, 04/17/14(d)	1,804,500	1,884,521

Nordea Bank AB, (Sweden), Series 2, Sr. Unsec. Unsub. Notes, 3.70%, 11/13/14(c)	880,000	869,362

Royal Bank of Scotland PLC (The) (United Kingdom), Sr. Unsec. Gtd. Unsub. Floating Rate Medium-Term Notes, 0.43%, 10/28/11(c)(d)	900,000	900,953

Sr. Unsec. Gtd. Unsub. Medium-Term Notes, 4.88%, 08/25/14(c)	760,000	764,542

Standard Chartered PLC (United Kingdom), Sr. Notes, 5.50%, 11/18/14(c)	1,140,000	1,202,391

Wachovia Corp.–Series G, Sr. Unsec. Medium-Term Notes, 5.50%, 05/01/13	390,000	417,563

		7,318,259

Diversified Capital Markets–0.08%
UBS AG (Switzerland), Sr. Unsec. Medium-Term Notes, 5.75%, 04/25/18	520,000	532,479

Electric Utilities–0.59%
Carolina Power & Light Co., Sec. First Mortgage Bonds, 5.30%, 01/15/19	330,000	344,849

DCP Midstream LLC, Sr. Unsec. Notes, 7.88%, 08/16/10	1,650,000	1,720,372

Enel Finance International S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 3.88%, 10/07/14(c)	600,000	607,997

Ohio Power Co., Series 1, Sr. Unsec. Notes, 5.38%, 10/01/21	950,000	965,788

PPL Electric Utilities Corp., Sec. First Mortgage Bonds, 6.25%, 05/15/39	355,000	374,735

		4,013,741

Gold–0.28%
Barrick Australian Finance Pty Ltd. (Australia), Unsec. Gtd. Unsub. Global Notes, 4.95%, 01/15/20	950,000	940,082

Newmont Mining Corp., Sr. Unsec. Gtd. Notes, 5.13%, 10/01/19	950,000	956,506

		1,896,588

Health Care Distributors–0.08%
CareFusion Corp., Sr. Unsec. Notes, 6.38%, 08/01/19(c)	475,000	515,330

Health Care Equipment–0.08%
Boston Scientific Corp., Sr. Unsec. Unsub. Notes, 6.00%, 01/15/20	540,000	554,906

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM Basic Balanced Fund

	Principal
	Amount	Value

Health Care Services–0.21%
Express Scripts Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 06/15/14	$1,300,000	$1,426,779

Hotels, Resorts & Cruise Lines–0.21%
Hyatt Hotels Corp., Sr. Unsec. Unsub. Notes, 5.75%, 08/15/15(c)	1,400,000	1,444,108

Housewares & Specialties–0.06%
Newell Rubbermaid Inc., Sr. Unsec. Unsub. Notes, 4.00%, 05/01/10	440,000	443,735

Integrated Oil & Gas–0.13%
Lukoil International Finance B.V. (Netherlands), Sr. Unsec. Gtd. Unsub. Notes, 6.38%, 11/05/14(c)	900,000	919,043

Integrated Telecommunication Services–0.98%
AT&T Inc., Sr. Unsec. Unsub. Global Notes, 6.55%, 02/15/39	585,000	620,609

British Telecommunications PLC (United Kingdom), Sr. Unsec. Unsub. Global Notes, 9.13%, 12/15/10	950,000	1,018,066

Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec. Unsub. Global Notes, 3.75%, 05/20/11	880,000	908,218

DirecTV Holdings LLC/DirecTV Financing Co. Inc., Sr. Unsec. Gtd. Unsub. Global Notes, 7.63%, 05/15/16	960,000	1,051,200

Koninklijke KPN N.V. (Netherlands), Sr. Unsec. Unsub. Global Bonds, 8.00%, 10/01/10	860,000	901,627

Telecom Italia Capital S.A. (Italy), Sr. Unsec. Gtd. Unsub. Global Notes, 4.88%, 10/01/10	790,000	808,766

Windstream Georgia Communications Corp., Sr. Unsec. Deb., 6.50%, 11/15/13	1,343,000	1,328,729

		6,637,215

Investment Banking & Brokerage–0.45%
Morgan Stanley, Sr. Unsec. Medium-Term Global Notes, 6.00%, 05/13/14	860,000	924,892

Series F, Sr. Unsec. Medium-Term Global Notes, 5.95%, 12/28/17	1,660,000	1,733,264

TD Ameritrade Holding Corp., Sr. Unsec. Gtd. Unsub. Notes, 4.15%, 12/01/14	425,000	420,695

		3,078,851

Life & Health Insurance–0.58%
MetLife Inc., Sr. Unsec. Global Notes, 7.72%, 02/15/19	1,385,000	1,626,963

Monumental Global Funding II, Sr. Sec. Unsub. Notes, 5.65%, 07/14/11(c)	565,000	587,472

Protective Life Corp., Sr. Unsec. Notes, 7.38%, 10/15/19	950,000	956,796

Prudential Financial Inc., Series D, Sr. Unsec. Unsub. Medium-Term Notes, 7.38%, 06/15/19	655,000	740,611

		3,911,842

Managed Health Care–0.14%
UnitedHealth Group Inc., Sr. Unsec. Unsub. Notes, 5.25%, 03/15/11	925,000	963,019

Mortgage Backed Securities–0.33%
U.S. Bank N.A., Sr. Unsec. Unsub. Medium-Term Global Notes, 5.92%, 05/25/12	2,103,203	2,234,110

Multi-Line Insurance–0.11%
Liberty Mutual Group Inc., Sr. Unsec. Notes, 5.75%, 03/15/14(c)	730,000	719,488

Multi-Utilities–0.25%
Dominion Resources Inc., Sr. Unsec. Unsub. Notes, 5.20%, 08/15/19	710,000	721,573

Massachusetts Electric Co., Sr. Unsec. Notes, 5.90%, 11/15/39(c)	950,000	943,466

		1,665,039

Oil & Gas Exploration & Production–0.43%
Anadarko Petroleum Corp., Sr. Unsec. Notes, 7.63%, 03/15/14	1,535,000	1,764,314

EOG Resources Inc., Sr. Unsec. Unsub. Notes, 5.63%, 06/01/19	500,000	537,347

Petrobras International Finance Co. (Cayman Islands), Sr. Unsec. Gtd. Unsub. Global Notes, 6.88%, 01/20/40	260,000	265,966

XTO Energy Inc., Sr. Unsec. Unsub. Notes, 5.75%, 12/15/13	310,000	345,172

		2,912,799

Oil & Gas Storage & Transportation–0.29%
Spectra Energy Capital LLC, Sr. Unsec. Gtd. Notes, 5.65%, 03/01/20	1,100,000	1,118,197

Transcontinental Gas Pipe Line Co. LLC, Series B, Sr. Unsec. Unsub. Global Notes, 7.00%, 08/15/11	820,000	884,726

		2,002,923

Other Diversified Financial Services–1.47%
Bank of America Corp., Sr. Unsec. Unsub. Global Notes, 6.50%, 08/01/16	750,000	810,336

Series L, Sr. Unsec. Unsub. Medium-Term Notes, 7.38%, 05/15/14	315,000	357,785

Bear Stearns Cos. LLC (The), Sr. Unsec. Unsub. Floating Rate Notes, 0.68%, 07/19/10(d)	3,070,000	3,077,077

Citigroup Inc., Sr. Unsec. Medium-Term Notes, 5.50%, 10/15/14	900,000	914,605

Countrywide Home Loans Inc., Series L, Sr. Unsec. Gtd. Unsub. Medium-Term Global Notes, 4.00%, 03/22/11	395,000	407,383

General Electric Capital Corp., Sr. Unsec. Unsub. Global Notes, 5.90%, 05/13/14	1,465,000	1,598,979

JPMorgan Chase & Co., Sr. Unsec. Unsub. Global Notes, 4.75%, 05/01/13	1,280,000	1,352,893

6.30%, 04/23/19	465,000	516,208

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM Basic Balanced Fund

	Principal
	Amount	Value

Other Diversified Financial Services–(continued)

Merrill Lynch & Co. Inc., Sr. Unsec. Medium-Term Notes, 6.88%, 04/25/18	$860,000	$930,883

Twin Reefs Pass-Through Trust, Floating Rate Pass Through Ctfs., 1.39% (Acquired 12/07/04-10/23/06; Cost $1,609,000)(c)(d)(e)(f)	1,610,000	5,233

		9,971,382

Packaged Foods & Meats–0.10%
Kraft Foods Inc., Sr. Unsec. Unsub. Global Notes, 5.63%, 11/01/11	620,000	660,108

Paper Packaging–0.13%
Bemis Co. Inc., Sr. Unsec. Unsub. Notes, 5.65%, 08/01/14	800,000	854,933

Paper Products–0.08%
International Paper Co., Sr. Unsec. Unsub. Global Bonds, 7.50%, 08/15/21	475,000	532,493

Pharmaceuticals–0.11%
Mead Johnson Nutrition Co., Sr. Unsec. Gtd. Unsub. Notes, 4.90%, 11/01/19(c)	760,000	747,561

Property & Casualty Insurance–0.06%
CNA Financial Corp., Sr. Unsec. Unsub. Notes, 7.35%, 11/15/19	425,000	428,810

Publishing–0.14%
Reed Elsevier Capital Inc., Sr. Unsec. Gtd. Unsub. Global Notes, 6.75%, 08/01/11	860,000	921,610

Regional Banks–0.11%
PNC Capital Trust C, Jr. Unsec. Gtd. Sub. Floating Rate Trust Pfd. Capital Securities, 0.83%, 06/01/28(d)	1,175,000	720,193

Research & Consulting Services–0.35%
ERAC USA Finance Co., Unsec. Gtd. Notes, 5.80%, 10/15/12(c)	2,240,000	2,346,519

Retail REIT’s–0.10%
WT Finance Aust Pty Ltd./ Westfield Capital/WEA Finance LLC, Sr. Unsec. Gtd. Notes, 4.38%, 11/15/10(c)	650,000	662,750

Soft Drinks–0.08%
Coca-Cola Amatil Ltd. (Australia), Sr. Gtd. Notes, 3.25%, 11/02/14(c)	525,000	520,099

Sovereign Debt–0.10%
Brazilian Government International Bond (Brazil), Sr. Unsec. Unsub. Global Notes, 5.88%, 01/15/19	610,000	650,412

Specialized Finance–0.06%
National Rural Utilities Cooperative Finance Corp., Sr. Sec. Notes, 2.63%, 09/16/12	440,000	445,210

Steel–0.21%
ArcelorMittal (Luxembourg), Sr. Unsec. Unsub. Global Notes, 7.00%, 10/15/39	910,000	964,616

9.00%, 02/15/15	390,000	454,840

		1,419,456

Trading Companies & Distributors–0.07%
GATX Corp., Sr. Unsec. Notes, 4.75%, 10/01/12	450,000	462,401

Wireless Telecommunication Services–0.17%
American Tower Corp., Sr. Unsec. Notes, 4.63%, 04/01/15(c)	670,000	677,154

Vodafone Group PLC (United Kingdom), Sr. Unsec. Unsub. Global Notes, 5.50%, 06/15/11	440,000	464,503

		1,141,657

Total Bonds & Notes (Cost $72,004,744)		72,720,658

U.S. Government Sponsored Mortgage-Backed Securities–8.51%
Federal Home Loan Mortgage Corp. (FHLMC)–2.91%
Pass Through Ctfs., 5.50%, 02/01/15 to 02/01/37	9,474,020	9,970,504

7.00%, 06/01/15 to 06/01/32	2,446,971	2,704,783

6.50%, 01/01/16 to 01/01/35	1,578,861	1,696,325

6.00%, 03/01/17 to 01/01/34	2,426,955	2,603,639

4.50%, 10/01/18	165,912	172,826

8.00%, 01/01/27	505,316	579,756

7.50%, 11/01/30 to 03/01/32	253,615	284,994

5.00%, 10/01/33	193,023	198,763

Pass Through Ctfs., TBA, 4.50%, 01/01/40(g)	1,500,000	1,496,718

		19,708,308

Federal National Mortgage Association (FNMA)–4.76%
Pass Through Ctfs., 8.50%, 03/01/10 to 01/01/23	59,322	68,190

7.50%, 11/01/15 to 05/01/32	1,735,419	1,979,997

7.00%, 12/01/15 to 09/01/32	1,620,263	1,783,097

6.50%, 05/01/16 to 01/01/37	896,343	973,752

5.00%, 11/01/17 to 11/01/18	1,092,679	1,151,436

5.50%, 03/01/21 to 11/01/33	165,247	173,713

8.00%, 08/01/21 to 10/01/30	281,571	322,261

6.00%, 03/01/22 to 03/01/37	75,361	79,899

8.50%, 10/01/28(h)	573,933	660,897

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM Basic Balanced Fund

	Principal
	Amount	Value

Federal National Mortgage Association (FNMA)–(continued)

Pass Through Ctfs., TBA, 4.00%, 01/01/25(g)	$1,000,000	$1,006,094

4.50%, 01/01/25 to 01/01/40(g)	5,000,000	5,052,814

5.00%, 01/01/25 to 01/01/40(g)	10,200,000	10,471,531

5.50%, 01/01/25 to 01/01/40(g)	3,350,000	3,510,805

6.00%, 01/01/40(g)	4,700,000	4,978,329

		32,212,815

Government National Mortgage Association (GNMA)–0.84%
Pass Through Ctfs., 5.00%, 03/15/18	877,217	927,629

8.00%, 08/15/22 to 01/20/31	301,568	345,790

7.50%, 06/15/23 to 05/15/32	648,722	730,891

8.50%, 11/15/24 to 02/15/25	74,484	86,015

6.00%, 03/15/29 to 11/15/32	325,596	347,877

7.00%, 02/15/31 to 05/15/32	491,935	547,838

6.50%, 03/15/31 to 02/15/37	2,352,412	2,530,348

5.50%, 09/15/33 to 05/15/35	185,593	195,566

		5,711,954

Total U.S. Government Sponsored Mortgage-Backed Securities (Cost $56,002,444)		57,633,077

Asset-Backed Securities–5.24%
Accredited Mortgage Loan Trust, Series 2003-3, Class A3, Floating Rate Pass Through Ctfs., 0.61%, 01/25/34(d)	110,608	59,174

Banc of America Mortgage Securities Inc., Series 2003-D, Class 2A1, Floating Rate Pass Through Ctfs., 3.91%, 05/25/33(d)	371,507	332,104

Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-6, Class 1A3, Variable Rate Pass Through Ctfs., 4.52%, 08/25/33(d)	853,564	785,420

Bear Stearns Commercial Mortgage Securities, Series 2004-PWR6, Class A6, Pass Through Ctfs., 4.83%, 11/11/41	235,000	229,526

Series 2005-PWR8, Class A4, Pass Through Ctfs., 4.67%, 06/11/41	2,205,000	2,112,687

Series 2006-PW11, Class A4, Variable Rate Pass Through Ctfs., 5.46%, 03/11/39(d)	1,465,000	1,434,493

Series 2006-T24, Class A4, Pass Through Ctfs., 5.54%, 10/12/41	1,185,000	1,180,253

Chase Issuance Trust, Series 2007-A17, Class A, Pass Through Ctfs., 5.12%, 10/15/14	1,190,000	1,282,766

–Series 2009-A3, Class A3, Pass Through Ctfs., 2.40%, 06/17/13	525,000	533,104

Citibank Credit Card Issuance Trust, Series 2009-A5, Class A5, Pass Through Ctfs., 2.25%, 12/23/14	800,000	796,152

Citigroup Mortgage Loan Trust Inc., Series 2004-UST1, Class A4, Variable Rate Pass Through Ctfs., 3.11%, 08/25/34(d)	2,014,643	1,920,584

Countrywide Asset-Backed Ctfs., Series 2004-6, Class 2A5, Floating Rate Pass Through Ctfs., 0.62%, 11/25/34(d)	362,672	272,958

Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB7, Class 1A2, Variable Rate Pass Through Ctfs., 3.68%, 11/20/34(d)	662,874	525,908

Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR3, Class 5A1, Variable Rate Pass Through Ctfs., 3.70%, 04/25/34(d)	518,309	444,833

Series 2004-AR7, Class 2A1, Variable Rate Pass Through Ctfs., 3.75%, 11/25/34(d)	600,529	507,801

Series 2004-C4, Class A6, Pass Through Ctfs., 4.69%, 10/15/39	2,850,000	2,733,251

GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, Pass Through Ctfs., 4.75%, 07/10/39	1,205,000	1,168,417

GSR Mortgage Loan Trust, Series 2004-5, Class 2A1, Variable Rate Pass Through Ctfs., 3.76%, 05/25/34(d)	409,932	336,784

Honda Auto Receivables Owner Trust, Series 2009-2, Class A3, Pass Through Ctfs., 2.79%, 01/15/13	955,000	972,941

LB-UBS Commercial Mortgage Trust, Series 2001-WM, Class A2, Pass Through Ctfs., 6.53%, 07/14/16(c)	835,000	879,603

MLCC Mortgage Investors, Inc., Series 2003-G, Class A1, Floating Rate Pass Through Ctfs., 0.55%, 01/25/29(d)	474,291	360,785

Morgan Stanley Capital I, Series 2005-HQ7, Class A4, Variable Rate Pass Through Ctfs., 5.21%, 11/14/42(d)	645,000	636,928

Series 2005-T19, Class A4A, Pass Through Ctfs., 4.89%, 06/12/47	1,500,000	1,465,419

Series 2008-T29, Class A1, Pass Through Ctfs., 6.23%, 01/11/43	1,019,746	1,044,556

Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class 2A2, Variable Rate Pass Through Ctfs., 3.93%, 08/25/34(d)	315,041	255,763

Nissan Auto Receivables Owner Trust, Series 2006-B, Class A4, Pass Through Ctfs., 5.22%, 11/15/11	474,173	478,053

Nomura Asset Acceptance Corp. Series 2005-AR1, Class 2A1, Floating Rate Pass Through Ctfs., 0.51%, 02/25/35(d)	49,736	39,088

Option One Mortgage Securities Corp., Series 2007-4A, Floating Rate Notes, 0.33%, 04/25/12 (Acquired 05/11/07; Cost $839,196)(c)(d)	839,196	335,679

Specialty Underwriting & Residential Finance, Series 2003-BC3, Class A, Floating Rate Pass Through Ctfs., 0.93%, 08/25/34(d)	8,370	6,221

Structured Adjustable Rate Mortgage Loan Trust, Series 2004-3AC, Class A1, Floating Rate Pass Through Ctfs., 3.26%, 03/25/34(d)	727,778	619,380

Series 2005-1, Class 1A1, Variable Rate Pass Through Ctfs., 3.56%, 02/25/35(d)	332,725	212,938

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM Basic Balanced Fund

	Principal
	Amount	Value

Structured Asset Securities Corp., Series 2003-37A, Class 7A, Variable Rate Pass Through Ctfs., 3.33%, 12/25/33(d)	$212,783	$164,837

Series 2004-2AC, Class A1, Floating Rate Pass Through Ctfs., 3.11%, 02/25/34(d)	1,319,105	1,103,718

Series 2007-OSI, Class A2, Floating Rate Pass Through Ctfs., 0.32%, 06/25/37(d)	1,453,883	1,323,776

USAA Auto Owner Trust, Series 2006-2, Class A4, Pass Through Ctfs., 5.37%, 02/15/12	544,640	550,930

Series 2009-1, Class A3, Pass Through Ctfs., 3.02%, 06/17/13	1,550,000	1,584,340

Vanderbilt Mortgage Finance, Series 2002-B, Class A4, Pass Through Ctfs., 5.84%, 02/07/26	967,848	958,790

Wachovia Bank Commercial Mortgage Trust, Series 2005-C18, Class A4, Pass Through Ctfs., 4.94%, 04/15/42	2,080,000	2,025,237

Series 2005-C21, Class A4, Variable Rate Pass Through Ctfs., 5.21%, 10/15/44(d)	810,000	807,328

WaMu Mortgage Pass Through Ctfs., Series 2003-AR8, Class A, Floating Rate Pass Through Ctfs., 2.85%, 08/25/33(d)	1,525,984	1,416,707

Wells Fargo Mortgage Backed Securities Trust, Series 2004-Z, Class 2A1, Floating Rate Pass Through Ctfs., 2.97%, 12/25/34(d)	1,658,718	1,558,913

Total Asset-Backed Securities (Cost $36,176,630)		35,458,145

U.S. Treasury Securities–1.41%
U.S. Treasury Notes–0.41%
3.63%, 08/15/19	2,800,000	2,754,938

U.S. Treasury Bonds–1.00%
5.38%, 02/15/31	5,205,000	5,757,218

4.50%, 08/15/39	1,060,000	1,037,144

		6,794,362

Total U.S. Treasury Securities (Cost $10,047,055)		9,549,300

U.S. Government Sponsored Agency Securities–0.38%
Federal National Mortgage Association (FNMA)–0.38%
Unsec. Global Notes, 2.63%, 11/20/14 (Cost $2,586,325)	2,600,000	2,578,883

	Shares
Money Market Funds–3.76%
Liquid Assets Portfolio–Institutional Class(i)	12,734,140	12,734,140

Premier Portfolio–Institutional Class(i)	12,734,140	12,734,140

Total Money Market Funds (Cost $25,468,280)		25,468,280

TOTAL INVESTMENTS–102.74% (Cost $657,308,626)		695,744,813

OTHER ASSETS LESS LIABILITIES–(2.74)%		(18,570,915)

NET ASSETS–100.00%		$677,173,898

Investment Abbreviations:

ADR	– American Depositary Receipt
Ctfs.	– Certificates
Deb.	– Debentures
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
TBA	– To Be Announced
Unsec.	– Unsecured
Unsub.	– Unsubordinated

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2009 was $19,261,181, which represented 2.84% of the Fund’s Net Assets.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2009.
(e)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at December 31, 2009 represented less than 0.01% of the Fund’s Net Assets.
(f)	Perpetual bond with no specified maturity date.
(g)	Security purchased on forward commitment basis. This security is subject to dollar roll transactions. See Note 1I.
(h)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1M and Note 4.
(i)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        AIM Basic Balanced Fund

Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments, at value (Cost $631,840,346)	$670,276,533

Investments in affiliated money market funds, at value and cost	25,468,280

Total investments, at value (Cost $657,308,626)	695,744,813

Cash	4,182

Foreign currencies, at value (Cost $263,847)	262,371

Receivables for:
Investments sold	11,201,000

Variation margin	20,094

Fund shares sold	222,776

Dividends and interest	1,711,327

Investment for trustee deferred compensation and retirement plans	218,829

Other assets	28,310

Total assets	709,413,702

Liabilities:
Payables for:
Investments purchased	29,232,113

Fund shares reacquired	1,849,678

Accrued fees to affiliates	569,630

Accrued other operating expenses	155,674

Trustee deferred compensation and retirement plans	432,709

Total liabilities	32,239,804

Net assets applicable to shares outstanding	$677,173,898

Net assets consist of:
Shares of beneficial interest	$821,731,057

Undistributed net investment income	(15,221)

Undistributed net realized gain (loss)	(183,214,989)

Unrealized appreciation	38,673,051

$677,173,898

Net Assets:
Class A	$410,690,322

Class B	$64,451,948

Class C	$66,827,567

Class R	$6,409,057

Class Y	$1,163,641

Investor Class	$127,253,283

Institutional Class	$378,080

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	39,703,793

Class B	6,244,169

Class C	6,470,691

Class R	619,786

Class Y	112,505

Investor Class	12,304,865

Institutional Class	36,599

Class A:
Net asset value per share	$10.34

Maximum offering price per share
(Net asset value of $10.34 divided by 94.50%)	$10.94

Class B:
Net asset value and offering price per share	$10.32

Class C:
Net asset value and offering price per share	$10.33

Class R:
Net asset value and offering price per share	$10.34

Class Y:
Net asset value and offering price per share	$10.34

Investor Class:
Net asset value and offering price per share	$10.34

Institutional Class:
Net asset value and offering price per share	$10.33

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        AIM Basic Balanced Fund

Statement of Operations

For the year ended December 31, 2009

Investment income:
Interest	$10,652,059

Dividends (net of foreign withholding taxes of $194,526)	7,807,607

Dividends from affiliated money market funds (includes securities lending income of $243,000)	361,421

Total investment income	18,821,087

Expenses:
Advisory fees	3,308,293

Administrative services fees	201,831

Custodian fees	113,507

Distribution fees:
Class A	910,896

Class B	678,044

Class C	617,043

Class R	28,457

Investor Class	289,648

Transfer agent fees — A, B, C, R, Y and Investor	2,460,855

Transfer agent fees — Institutional	346

Trustees’ and officers’ fees and benefits	41,111

Other	462,389

Total expenses	9,112,420

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(67,243)

Net expenses	9,045,177

Net investment income	9,775,910

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $(746,455))	(91,397,267)

Foreign currencies	36,102

Futures contracts	(896,904)

Swap agreements	(405,702)

(92,663,771)

Change in net unrealized appreciation (depreciation) of:
Investment securities	264,138,860

Foreign currencies	(12,814)

Futures contracts	251,276

Swap agreements	1,297,729

265,675,051

Net realized and unrealized gain	173,011,280

Net increase in net assets resulting from operations	$182,787,190

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        AIM Basic Balanced Fund

Statement of Changes in Net Assets

For the years ended December 31, 2009 and 2008

	2009	2008

Operations:
Net investment income	$9,775,910	$25,917,799

Net realized gain (loss)	(92,663,771)	(82,553,000)

Change in net unrealized appreciation (depreciation)	265,675,051	(378,942,009)

Net increase (decrease) in net assets resulting from operations	182,787,190	(435,577,210)

Distributions to shareholders from net investment income:
Class A	(6,968,869)	(17,639,389)

Class B	(824,014)	(3,709,880)

Class C	(730,313)	(2,528,530)

Class R	(94,295)	(240,312)

Class Y	(19,477)	(9,099)

Investor Class	(2,217,592)	(5,733,410)

Institutional Class	(8,543)	(15,857)

Total distributions from net investment income	(10,863,103)	(29,876,477)

Share transactions–net:
Class A	(42,579,762)	(68,034,482)

Class B	(32,165,678)	(91,214,950)

Class C	(11,507,295)	(24,174,236)

Class R	(354,372)	(2,106,835)

Class Y	311,404	717,148

Investor Class	(17,598,982)	(30,301,669)

Institutional Class	(38,012)	(5,993,765)

Net increase (decrease) in net assets resulting from share transactions	(103,932,697)	(221,108,789)

Net increase (decrease) in net assets	67,991,390	(686,562,476)

Net assets:
Beginning of year	609,182,508	1,295,744,984

End of year (includes undistributed net investment income of $(15,221) and $(571,025), respectively)	$677,173,898	$609,182,508

Notes to Financial Statements

December 31, 2009

NOTE 1—Significant Accounting Policies

AIM Basic Balanced Fund (the “Fund”) is a series portfolio of AIM Funds Group (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital and current income.
  The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y, Investor Class and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

17        AIM Basic Balanced Fund

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the

18        AIM Basic Balanced Fund

laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Dollar Roll and Forward Commitment Transactions — The Fund may engage in dollar roll and forward commitment transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. These transactions are often conducted on a to be announced (“TBA”) basis. In a TBA mortgage-backed transaction, the seller does not specify the particular securities to be delivered. Rather, a Fund agrees to accept any security that meets specified terms, such as an agreed upon issuer, coupon rate and terms of the underlying mortgages. TBA mortgage-backed transactions generally settle once a month on a specific date.
In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same coupon as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Based on the typical structure of dollar roll transactions by the Fund, the dollar roll transactions are accounted for as financing transactions in which the Fund receives compensation as either a “fee” or a “drop”. “Fee” income which is agreed upon amongst the parties at the commencement of the dollar roll and the “drop” which is the difference between the selling price and the repurchase price of the mortgage-backed securities are amortized to income. During the period between the sale and purchase settlement dates, the Fund will not be entitled to receive interest and principal payments on securities purchased and not yet settled. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act.
Forward commitment transactions involve commitments by the Fund to acquire or sell TBA mortgage-backed securities from/to a financial institution, such as a bank or broker-dealer at a specified future date and amount. The TBA mortgage-backed security is marked to market until settlement and the unrealized appreciation or depreciation is recorded in the statement of operations.
At the time the Fund enters into the dollar roll or forward commitment transaction, mortgage-backed securities or other liquid assets held by the Fund having a dollar value equal to the purchase price or in an amount sufficient to honor the forward commitment will be segregated.
Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed the return on the securities sold.
Forward commitment transactions involve the risk that a counter-party to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Settlement dates of forward commitment transactions may be a month or more after entering into these transactions and as a result the market values of the securities may vary from the purchase or sale prices. Therefore, forward commitment transactions may increase the Fund’s overall interest rate exposure.

19        AIM Basic Balanced Fund

J.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
L.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
M.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
N.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver

20        AIM Basic Balanced Fund

eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.
O.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $150 million	0.65%

Next $1.85 billion	0.50%

Next $2 billion	0.45%

Next $2 billion	0.40%

Next $2 billion	0.375%

Over $8 billion	0.35%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Funds between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  On December 31, 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc. and the consolidated adviser firm was renamed Invesco Advisers, Inc.
  Effective July 1, 2009, the Adviser has contractually agreed, through at least April 30, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 2.00% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

21        AIM Basic Balanced Fund

  Further, the Adviser has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended December 31, 2009, the Adviser waived advisory fees of $31,318.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2009, Invesco Ltd. reimbursed expenses of the Fund in the amount of $2,412.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IADI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2009, IADI advised the Fund that IADI retained $46,595 in front-end sales commissions from the sale of Class A shares and $602, $105,477, $3,417 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

22        AIM Basic Balanced Fund

  The following is a summary of the tiered valuation input levels, as of December 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$491,145,931	$26,658,819	$—	$517,804,750

U.S. Treasury Debt Securities	—	9,549,300		9,549,300

U.S. Government Sponsored Mortgage-Backed Debt Securities	—	60,211,960	—	60,211,960

Corporate Debt Securities	—	72,720,658	—	72,720,658

Asset-Backed Securities	—	35,458,145	—	35,458,145

	491,145,931	204,598,882	—	695,744,813

Other Investments*	239,649	—	—	239,649

Total Investments	$491,385,580	$204,598,882	$—	$695,984,462

*	Other Investments includes futures, which are included at unrealized appreciation.

NOTE 4—Derivative Investments

Effective with the beginning of the Fund’s fiscal year, the Fund has implemented new required disclosures about derivative instruments and hedging activities in accordance with GAAP. GAAP has intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The Table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of December 31, 2009:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Interest rate risk
Futures contracts(a)	$385,981	$(146,332)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets & Liabilities.

Effect of Derivative Instruments for the year ended December 31, 2009

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
		Swap
	Futures*	Agreements*

Realized Gain (Loss)
Credit risk	$—	$(405,702)

Interest rate risk	(896,904)	—

Change in Unrealized Appreciation
Credit risk	—	1,297,729

Interest rate risk	251,276	—

Total	$(645,628)	$892,027

*	The average value of futures and swap agreements outstanding during the period was $12,108,908 and $17,935,833, respectively.

23        AIM Basic Balanced Fund

Open Futures Contracts
				Unrealized
	Number of	Month/		Appreciation
Contract	Contracts	Commitment	Value	(Depreciation)

U.S. Treasury 2 Year Notes	100	March-2010/Long	$21,626,563	$(97,090)

U.S. Treasury 5 Year Notes	27	March-2010/Long	3,088,336	(49,242)

Subtotal			$24,714,899	$(146,332)

U.S. Treasury 10 Year Notes	72	March-2010/Short	(8,312,625)	263,299

U.S. Treasury 30 Year Bonds	17	March-2010/Short	(1,961,375)	122,682

Subtotal			$(10,274,000)	$385,981

Total				$239,649

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2009, the Fund engaged in securities purchases of $2,485,145 and securities sales of $3,529,845, which resulted in net realized gains (losses) of $(746,455).

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2009, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $33,513.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2009, the Fund paid legal fees of $4,228 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2009 and 2008:

	2009	2008

Ordinary income	$10,863,103	$29,876,477

24        AIM Basic Balanced Fund

Tax Components of Net Assets at Period-End:

2009

Undistributed ordinary income	$834,181

Net unrealized appreciation — investments	23,110,180

Net unrealized appreciation (depreciation) — other investments	(2,785)

Temporary book/tax differences	(394,709)

Post-October deferrals	(3,298,809)

Capital loss carryforward	(164,805,217)

Shares of beneficial interest	821,731,057

Total net assets	$677,173,898

  The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of December 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2016	$74,369,782

December 31, 2017	90,435,435

Total capital loss carryforward	$164,805,217

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2009 was $300,184,603 and $410,324,829, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$75,471,470

Aggregate unrealized (depreciation) of investment securities	(52,361,290)

Net unrealized appreciation of investment securities	$23,110,180

Cost of investments for tax purposes is $672,634,633.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, on December 31, 2009, undistributed net investment income was increased by $1,642,997, undistributed net realized gain (loss) was increased by $471,968,301 and shares of beneficial interest decreased by $473,611,298. This reclassification had no effect on the net assets of the Fund.

25        AIM Basic Balanced Fund

NOTE 12—Share Information

	Summary of Share Activity

	Year ended December 31,
	2009(a)		2008
	Shares	Amount	Shares	Amount

Sold:
Class A	2,682,119	$23,369,070	3,151,136	$34,378,431

Class B	595,023	5,052,156	860,761	9,483,004

Class C	437,534	3,670,788	604,814	6,615,109

Class R	177,245	1,543,394	252,311	2,873,158

Class Y(b)	68,661	587,535	74,805	716,446

Investor Class	915,160	7,823,072	1,467,355	15,341,044

Institutional Class	7,335	55,854	15,500	191,503

Issued as reinvestment of dividends:
Class A	788,628	6,538,844	1,650,716	16,477,781

Class B	101,123	790,840	350,099	3,508,213

Class C	83,670	662,681	231,834	2,286,849

Class R	11,439	94,175	24,373	240,303

Class Y	2,002	17,049	1,147	8,725

Investor Class	257,654	2,129,000	549,019	5,495,664

Institutional Class	1,017	8,543	1,618	15,857

Automatic conversion of Class B shares to Class A shares:
Class A	2,681,447	22,636,392	4,957,172	55,310,388

Class B	(2,685,001)	(22,636,392)	(4,988,510)	(55,310,388)

Reacquired:
Class A(b)	(11,271,472)	(95,124,068)	(15,949,696)	(174,201,082)

Class B	(1,869,161)	(15,372,282)	(4,328,199)	(48,895,779)

Class C	(1,862,197)	(15,840,764)	(3,080,195)	(33,076,194)

Class R	(219,202)	(1,991,941)	(452,969)	(5,220,296)

Class Y	(33,085)	(293,180)	(1,025)	(8,023)

Investor Class(b)	(3,181,406)	(27,551,054)	(4,805,049)	(51,138,377)

Institutional Class	(12,811)	(102,409)	(480,349)	(6,201,125)

Net increase (decrease) in share activity	(12,324,278)	$(103,932,697)	(19,893,332)	$(221,108,789)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 8% of the outstanding shares of the Fund. IADI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	73,651	$705,581

Class A	(67,736)	(648,909)

Investor Class	(5,915)	(56,672)

26        AIM Basic Balanced Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
												expenses		expenses
				Net gains								to average		to average net		Ratio of net
	Net asset			(losses) on			Dividends					net assets		assets without		investment
	value,	Net		securities (both		Total from	from net	Net asset			Net assets,	with fee waivers		fee waivers		income
	beginning	investment		realized and		investment	investment	value, end	Total		end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income		unrealized)		operations	income	of period	Return(a)		(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Year ended 12/31/09	$7.83	$0.15	(c)	$2.53	(d)	$2.68	$(0.17)	$10.34	34.88	%(d)	$410,690	1.31	%(e)	1.32	%(e)	1.74	%(e)	54%
Year ended 12/31/08	13.27	0.32	(c)	(5.38)		(5.06)	(0.38)	7.83	(38.72)		351,046	1.20		1.20		2.86		50
Year ended 12/31/07	13.26	0.29	(c)	0.04		0.33	(0.32)	13.27	2.46		676,945	1.08		1.08		2.14		44
Year ended 12/31/06	12.25	0.24	(c)	1.05		1.29	(0.28)	13.26	10.67		788,003	1.14		1.14		1.93		38
Year ended 12/31/05	11.86	0.16		0.41		0.57	(0.18)	12.25	4.85		817,588	1.14		1.14		1.59		90

Class B
Year ended 12/31/09	7.82	0.09	(c)	2.51	(d)	2.60	(0.10)	10.32	33.68	(d)	64,452	2.06	(e)	2.07	(e)	0.99	(e)	54
Year ended 12/31/08	13.24	0.24	(c)	(5.37)		(5.13)	(0.29)	7.82	(39.14)		78,959	1.95		1.95		2.11		50
Year ended 12/31/07	13.23	0.19	(c)	0.04		0.23	(0.22)	13.24	1.69		241,041	1.83		1.83		1.39		44
Year ended 12/31/06	12.22	0.15	(c)	1.04		1.19	(0.18)	13.23	9.86		358,655	1.89		1.89		1.18		38
Year ended 12/31/05	11.84	0.08		0.40		0.48	(0.10)	12.22	4.04		517,032	1.88		1.88		0.85		90

Class C
Year ended 12/31/09	7.82	0.09	(c)	2.52	(d)	2.61	(0.10)	10.33	33.81	(d)	66,828	2.06	(e)	2.07	(e)	0.99	(e)	54
Year ended 12/31/08	13.25	0.24	(c)	(5.38)		(5.14)	(0.29)	7.82	(39.18)		61,102	1.95		1.95		2.11		50
Year ended 12/31/07	13.24	0.19	(c)	0.04		0.23	(0.22)	13.25	1.69		133,222	1.83		1.83		1.39		44
Year ended 12/31/06	12.23	0.15	(c)	1.04		1.19	(0.18)	13.24	9.86		163,630	1.89		1.89		1.18		38
Year ended 12/31/05	11.85	0.08		0.40		0.48	(0.10)	12.23	4.04		194,027	1.88		1.88		0.85		90

Class R
Year ended 12/31/09	7.83	0.13	(c)	2.53	(d)	2.66	(0.15)	10.34	34.42	(d)	6,409	1.56	(e)	1.57	(e)	1.49	(e)	54
Year ended 12/31/08	13.26	0.29	(c)	(5.37)		(5.08)	(0.35)	7.83	(38.83)		5,090	1.45		1.45		2.61		50
Year ended 12/31/07	13.25	0.26	(c)	0.04		0.30	(0.29)	13.26	2.20		10,959	1.33		1.33		1.89		44
Year ended 12/31/06	12.24	0.21	(c)	1.05		1.26	(0.25)	13.25	10.40		7,293	1.39		1.39		1.68		38
Year ended 12/31/05	11.87	0.13		0.40		0.53	(0.16)	12.24	4.47		6,684	1.38		1.38		1.35		90

Class Y
Year ended 12/31/09	7.83	0.18	(c)	2.52	(d)	2.70	(0.19)	10.34	35.07	(d)	1,164	1.06	(e)	1.07	(e)	1.99	(e)	54
Year ended 12/31/08(f)	9.58	0.06	(c)	(1.69)		(1.63)	(0.12)	7.83	(16.96)		587	1.11	(g)	1.11	(g)	2.95	(g)	50

Investor Class
Year ended 12/31/09	7.83	0.15	(c)	2.53	(d)	2.68	(0.17)	10.34	34.75	(d)	127,253	1.31	(e)	1.32	(e)	1.74	(e)	54
Year ended 12/31/08	13.27	0.32	(c)	(5.38)		(5.06)	(0.38)	7.83	(38.72)		112,077	1.20		1.20		2.86		50
Year ended 12/31/07	13.26	0.29	(c)	0.04		0.33	(0.32)	13.27	2.46		226,893	1.08		1.08		2.14		44
Year ended 12/31/06	12.25	0.24	(c)	1.05		1.29	(0.28)	13.26	10.67		288,522	1.14		1.14		1.93		38
Year ended 12/31/05(f)	11.97	0.09		0.30		0.39	(0.11)	12.25	3.28		344,015	1.10	(g)	1.10	(g)	1.63	(g)	90

Institutional Class
Year ended 12/31/09	7.82	0.20	(c)	2.53	(d)	2.73	(0.22)	10.33	35.52	(d)	378	0.76	(e)	0.77	(e)	2.29	(e)	54
Year ended 12/31/08	13.26	0.37	(c)	(5.38)		(5.01)	(0.43)	7.82	(38.44)		321	0.73		0.73		3.33		50
Year ended 12/31/07	13.25	0.34	(c)	0.04		0.38	(0.37)	13.26	2.89		6,685	0.69		0.69		2.53		44
Year ended 12/31/06	12.24	0.30	(c)	1.05		1.35	(0.34)	13.25	11.22		149	0.68		0.68		2.39		38
Year ended 12/31/05	11.86	0.22		0.40		0.62	(0.24)	12.24	5.28		34	0.67		0.67		2.06		90

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Includes litigation proceeds received during the period. Had the litigation proceeds not been received net gains on securities (both realized and unrealized) per share would have been $2.47, $2.44, $2.45, $2.46 $2.45 $2.46 and $2.46 for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively and total return would have been lower.
(e)	Ratios are based on average daily net assets (000’s omitted) of $364,359, $67,804, $61,704, $5,691, $895, $115,859 and $346 for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively.
(f)	Commencement date of October 3, 2008 and July 15, 2005 for Class Y and Investor Class shares, respectively.
(g)	Annualized.

27        AIM Basic Balanced Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Funds Group
and Shareholders of AIM Basic Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Basic Balanced Fund (one of the funds constituting AIM Funds Group, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 17, 2010
Houston, Texas

28        AIM Basic Balanced Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/09)	(12/31/09)[1]	Period[2]	(12/31/09)	Period[2]	Ratio
A	$1,000.00	$1,225.50	$6.51	$1,019.36	$5.90	1.16%

B	1,000.00	1,218.90	10.68	1,015.58	9.70	1.91

C	1,000.00	1,220.10	10.69	1,015.58	9.70	1.91

R	1,000.00	1,222.80	7.90	1,018.10	7.17	1.41

Y	1,000.00	1,225.80	5.11	1,020.62	4.63	0.91

Investor	1,000.00	1,224.30	6.50	1,019.36	5.90	1.16

Institutional	1,000.00	1,226.20	3.93	1,021.68	3.57	0.70

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2009 through December 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

29        AIM Basic Balanced Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2009:

Federal and State Income Tax

Qualified Dividend Income*	60.00%
Corporate Dividends Received Deduction*	41.86%
U.S. Treasury Obligations*	1.46%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

30        AIM Basic Balanced Fund

Trustees and Officers
The address of each trustee and officer of AIM Funds Group (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer	During Past 5 Years	Held by Trustee
	Since

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Adviser to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	None

		Formerly: Chairman, Invesco Aim Advisors, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co- Chief Executive Officer, Invesco Advisers, inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company); Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC	None
		Formerly: Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1987	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2003	Retired	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars Foundation and Executive Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	None

Lewis F. Pennock — 1942 Trustee	1992	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2003	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired	None
		Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

T-1

Trustees and Officers – (continued)

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer	During Past 5 Years	Held by Trustee
	Since

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC	N/A
		Formerly: Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisors, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®	N/A
		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); and Vice President, The AIM Family of Funds®	N/A
		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.)	N/A
		Formerly: Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Karen Dunn Kelley — 1960 Vice President	1992	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)	N/A
		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., and The AIM Family of Funds®	N/A
		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The AIM Family of Funds®, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.	N/A
		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 100	Invesco Advisers, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 100	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-2

Invesco Aim Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco Aim collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco Aim, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco Aim maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website — invescoaim.com. More detail is available to you at that site.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. In the Financial Products box, click on Mutual Funds; then, in the Fund Information box, select Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-01540 and 002-27334.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.
     If used after April 20, 2010, this report must be accompanied by a Quarterly Performance Review for the most recent quarter-end.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Aim Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
invescoaim.com     BBA-AR-1          Invesco Aim Distributors, Inc.

Invesco Aim

Annual Report to Shareholders December 31, 2009

AIM European Small Company Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
20	Financial Highlights
21	Auditor’s Report
22	Fund Expenses
23	Tax Information
T-1	Trustees and Officers

Letters to Shareholders
Philip Taylor
Dear Shareholders:
While the year ended December 31, 2009, was difficult, economic conditions and market trends appeared more favorable at the close of the year than at its start. Calendar year 2009 began amid a sharp stock market sell off that continued until March, when an abrupt market rebound began.

Increased communication
This volatility prompted a greater than usual number of mutual fund shareholders to contact me. Some of you took the time to write a letter while others of you emailed me at phil@invescoaim.com. Your questions, comments and suggestions gave me better insight into what was on your minds.
     As a result, Invesco Aim’s investment professionals and I have increased our efforts to stay in touch and share our views with you. We increased the number of “Investment Perspectives” articles on our website, invescoaim.com. Through these articles, we’ve tried to provide timely market commentary, general investor education information and sector updates. I hope you’ll take a moment to read them and let me know if you find them useful.
     To access your Fund’s latest quarterly commentary, click on “Mutual Funds” inside the “Financial Products” box. Then, in the “Fund Information” box, click on “Quarterly Commentary” and select your Fund.
Guarded optimism
Despite a steady stream of bad economic news, markets in the U.S. and around the world began a robust recovery in March 2009. History has shown that no matter how positive or negative the economic news of the day may be, markets tend to look forward — often anticipating economic improvement or deterioration well before it arrives.
     U.S. gross domestic product (GDP) contracted in the final two quarters of 2008 and the first two quarters of 2009. But GDP expanded in the third quarter of 2009 at an annualized rate of 2.2%, the strongest rate of growth in two years.1
     In December 2009, the U.S. Federal Reserve (the Fed) cited signs that economic activity was picking up2:
■	The housing sector shows some signs of recent improvement.

■	Household spending appears to be expanding moderately, despite high unemployment, modest income growth and tight credit.

■	Businesses continue to cut back on fixed investment, albeit at a slower pace than previously.
     Nonetheless, unemployment continued to cast a pall over empirical evidence showing that the U.S. economy was improving. The unemployment rate rose from 7.7% to 10.0% in 20093 — and those who remained employed worried about their job security.
     As a result, many Americans have decided to spend less and save more. One government estimate suggests Americans saved just 1.7% of their disposable personal income in 2007 and just 2.7% in 2008.1 That same estimate suggests Americans saved 3.7%, 5.4% and 4.5% of their disposable personal income in the first, second and third quarters of 2009, respectively.1 Many families have decided that spending less and saving more makes sense — and they are to be applauded for doing so. After all, while we can’t control market returns, we can control how much we regularly save and invest.
     Markets rise and fall, and sharp, sudden rebounds have historically often been followed by unpleasant, abrupt market downturns. While it may be difficult to save and invest more — particularly over a long time horizon and in periods of economic hardship — it really is a reliable way to build an investment portfolio.
     If you’ve decided to save and invest more, it’s important that you work with an experienced, trusted financial adviser. A financial adviser can help you prepare for 2010 by updating you on market conditions, helping you reevaluate your risk tolerance and suggesting investments that may be appropriate for you, given your changing needs and goals.
A single focus
I believe Invesco Aim is uniquely positioned to serve our clients. Our parent company, Invesco Ltd., is one of the largest4 and most diversified global asset managers. We provide clients with diversified investment strategies and a range of investment products managed by distinct management teams around the world. We believe we can serve you best by focusing on one thing and doing it well: managing your money.
     Our investment professionals have managed clients’ money in up markets and down markets. All of us here recognize that market conditions change often; what will not change is our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service.
     If you have questions about this report or your account, please contact one of our client services representatives at 800 959 4246.

     Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim
1 Bureau of Economic Analysis; 2 U.S. Federal Reserve; 3 Bureau of Labor Statistics; 4 Pensions & Investments

2 AIM European Small Company Fund

Bruce Crockett
Dear Fellow Shareholders:
By all accounts, 2009 was a challenging year for all of us. Although the economy and financial markets whipsawed us through much of last year, the final months of the decade concluded with many of us feeling somewhat more optimistic about 2010 as we began to see the markets and economy evidence the first green shoots of recovery.
     Perhaps the most valuable takeaway from 2009 is the manner in which it underscored the importance of adopting the long-term, appropriately diversified investment strategy I’ve mentioned in my previous letters. If anything, last year was the litmus test for this approach.
     Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your savings and a deep appreciation for your trust. We have already begun the annual review and management contract renewal process and will continue to seek to manage costs and reward performance in ways that put your interests first. (It might also interest you to know that the Board currently has five committees — Compliance, Audit, Governance, Investments, and Valuation Distribution and Proxy Voting — whose members exercise oversight to maintain the AIM Funds “Investor First” orientation.)
     To that end, some of you may have seen it reported in October 2009 that Invesco will assume the management of the Van Kampen family of mutual funds as well as the Morgan Stanley retail funds. The closing will be later this year and we view this addition as an excellent opportunity to provide you, our shareholders, access to an even broader range of well-diversified mutual funds under the Invesco umbrella. I’ll keep you updated on the work we’re doing to deliver the value of this acquisition to our shareholders in my upcoming letters.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming year.
Sincerely,

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees

3 AIM European Small Company Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended December 31, 2009, shares of AIM European Small Company Fund delivered strong double-digit gains. However, the Fund underperformed its style-specific index, the MSCI Europe Small Cap Index, largely due to a combination of stock selection and the Fund’s cash position. As always, our stock selection process continued to focus on investing with a long-term time horizon and on identifying strong, high quality companies. However, 2009 was one of those years when the stocks of weaker, lower quality companies (e.g. those that had been on the brink of bankruptcy) rebounded particularly well from the market lows. Those are not the type of companies we seek to invest in.
     The Fund outperformed the broad market MSCI EAFE Index, as small-cap stocks generally outperformed larger-cap stocks during the sharp recovery in global equity markets.▼
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/08 to 12/31/09, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	54.83%

Class B Shares	53.48

Class C Shares	53.64

Class Y Shares	55.19

MSCI EAFE Index▼ (Broad Market Index)	31.78

MSCI Europe Small Cap Index▼ (Style-Specific Index)	64.63

Lipper European Funds Index▼ (Peer Group Index)	41.58

▼ Lipper Inc.

How we invest
When selecting stocks for your Fund, we employ a disciplined investment strategy that emphasizes fundamental research, supported by both quantitative analysis and portfolio construction techniques. Our EQV (Earnings, Quality, Valuation) strategy focuses primarily on identifying quality companies that have experienced, or exhibit the potential for, accelerating or above-average earnings growth but whose stock prices do not fully reflect these attributes.
     We select investments for the Fund by using a bottom-up investment approach, which means that we construct the Fund primarily on a stock-by-stock basis. We focus on the strengths of individual companies rather than sectors, countries or market-cap trends.

     We believe disciplined sell decisions are key to successful investing. We consider selling a stock for one of the following reasons:
■	A company’s fundamentals deteriorate, or it posts disappointing earnings.

■	A stock’s price seems overvalued.

■	A more attractive opportunity becomes available.

Market conditions and your Fund
The fiscal year was truly a tale of two markets. During the first few months of the fiscal year, we saw the tail end, and greatest depths, of a global recession. In early March 2009, global equity markets began to recover some of the losses from deeply oversold levels, as unprecedented, synchronized action by global policy makers improved the outlook for economic recovery. The vast majority of developed countries finished the period with strong double-digit returns while many emerging markets posted even larger gains. The stocks of smaller companies generally outperformed those of large companies, as represented by MSCI EAFE Index1, primarily because smaller companies had sold off more severely during the prior extreme bear market.
     Within this environment, Class A shares of AIM European Small Company Fund at net asset value returned gains of 54.83% for the fiscal year, but lagged the MSCI Europe Small Cap Index.1 No one likes to lag, although it is important to reiterate

Portfolio Composition
By sector

Industrials	37.3%

Consumer Discretionary	19.0

Information Technology	14.8

Financials	6.7

Consumer Staples	5.5

Energy	4.8

Health Care	3.6

Materials	2.6

Money Market Funds Plus
Other Assets Less Liabilities	5.7

Top 10 Equity Holdings*

1.	Wirecard AG	3.6%

2.	Andritz AG	3.6

3.	Schweiter Technologies AG	3.6

4.	DCC PLC	3.5

5.	Jumbo S.A.	3.5

6.	Ultra Electronics Holdings PLC	3.4

7.	TGS Nopec Geophysical Co. A.S.A.	3.3

8.	Lancashire Holdings Ltd.	3.2

9.	Ocean Wilsons Holdings Ltd.	2.9

10.	Mobilezone Holding AG	2.8

Top Five Countries*

1.	United Kingdom	36.3%

2.	Switzerland	8.0

3.	Ireland	7.9

4.	Germany	7.7

5.	Norway	6.3

Total Net Assets	$159.2 million

Total Number of Holdings*	60

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.

4 AIM European Small Company Fund

that we are long-term investors. Our strategy will continue to focus on bottom-up analysis of the strengths of individual companies, rather than top-down attempts at forecasting global macroeconomic developments. In 2009, companies with a lot of debt or other high-risk business practices saw their stocks surge, but those are not the companies we desire to own in the portfolio. Our belief that strong, quality businesses, with strong balance sheets and trading at attractive valuations, will do well over the long haul remains unwavering.
     In terms of performance during the fiscal year, some of the notable under-performers were found in the consumer discretionary sector, including travel retailer Dufry Group, office furniture and fixture supplier Takkt and PC and game retailer Game Group. Dufry Group was sold prior to the end of the year. Additionally, the Fund’s cash position was a significant detractor from relative results given the magnitude of the market rally during the fiscal year.
     In contrast, the Fund outperformed by the widest margin in the energy sector. The leading contributor to overall Fund performance was TGS Nopec, a company that provides data and services to energy exploration and production companies. The stock price of this holding nearly tripled, driven by a deeply oversold starting point and an improving seismic market.
     The Fund’s positioning is driven by our stock selection process as opposed to top-down allocation decisions. In terms of sector positioning, at fiscal year-end, the Fund’s largest absolute and overweight positions were in the industrials, information technology and consumer discretionary sectors. The Fund’s largest underweight positions were in the financials, materials and health care sectors.
     Geographically, the U.K. represented approximately one-third of the Fund with the remainder comprised of diverse exposure to smaller companies from more than a dozen other countries.
     We primarily focus on companies that have well-capitalized balance sheets, with limited to no debt. Strong balance sheets give companies flexibility, which is always valuable but particularly so in today’s uncertain environment. As always, we have continued to emphasize strong cash flow generation and attractive valuations. Over the fiscal year, this focus led us to purchase several new holdings in the information technology sector, thus meaningfully increasing exposure to that area of the market. In contrast, holdings were sold and exposure reduced in the materials sector.
     Although the recent rally in the asset class no longer provides a valuation advantage over international large-cap stocks, international small-cap stocks remain at a significant discount to U.S. small-cap stocks, further supporting the case for small-cap diversification abroad.
     Over the past 12 months, the Fund experienced double-digit returns. While we are pleased to provide shareholders with this strong performance, it would be imprudent for us to suggest that such a level of performance is sustainable over the long term. With market volatility likely to continue for some time, our focus remains on ensuring that our portfolio holdings are high quality and have reasonable valuations. We believe that this balanced “EQV” focused approach may help deliver attractive returns over the long term.
     We welcome new investors in the Fund and express our appreciation to all our shareholders for your continued investment in AIM European Small Company Fund.

1	Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Jason Holzer
Chartered Financial Analyst, senior portfolio manager, is lead manager of AIM European Small Company Fund. Mr. Holzer joined Invesco Aim in 1996. He earned a B.A. in quantitative economics and an M.S. in engineering economic systems from Stanford University.
Borge Endresen
Chartered Financial Analyst, portfolio manger, is manager of AIM European Small Company Fund. Mr. Endresen joined Invesco Aim in 1999. He graduated summa cum laude from the University of Oregon with a B.S. in finance. Mr. Endresen also earned an M.B.A. from The University of Texas at Austin.
Assisted by the Europe/Canada Team

5 AIM European Small Company Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Classes since Inception
Fund and index data from 8/31/00

1	Lipper Inc.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges.
Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6 AIM European Small Company Fund

Average Annual Total Returns
As of 12/31/09, including maximum applicable sales charges

Class A Shares

Inception (8/31/00)	10.90%

5 Years	8.52

1 Year	46.30

Class B Shares

Inception (8/31/00)	10.90%

5 Years	8.79

1 Year	48.48

Class C Shares

Inception (8/31/00)	10.79%

5 Years	8.94

1 Year	52.64

Class Y Shares

Inception	11.61%

5 Years	9.83

1 Year	55.19
Class Y shares’ inception date is October 3, 2008; returns since that date are actual returns. All other returns are blended returns of actual Class Y share performance and restated Class A share performance (for periods prior to the inception date of Class Y shares) at net asset value. The restated Class A share performance reflects the Rule 12b-1 fees applicable to Class A shares as well as any fee waivers or expense reimbursements received by Class A shares. Class A shares’ inception date is August 31, 2000.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.64%, 2.39%, 2.39% and 1.39%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.65%, 2.40%, 2.40% and 1.40%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/ or reimbursed expenses in the past, performance would have been lower.
     A 2% redemption fee will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.

1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2010. See current prospectus for more information.

7 AIM European Small Company Fund

AIM European Small Company Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of December 31, 2009, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any AIM fund. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	The values of convertible securities in which the Fund invests may be affected by market interest rates, the risk that the issuer may default on interest or principal payments, and the value of the underlying common stock into which these securities may be converted.

■	Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar. Transaction costs are often higher, and there may be delays in settlement procedures.

■	Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

■	Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

■	Since a large percentage of the Fund’s assets may be invested in securities of a limited number of companies, each investment has a greater effect on the
Fund’s overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.

■	The prices of securities held by the Fund may decline in response to market risks.

■	Nondiversification increases the risk that the value of the Fund’s shares may vary more widely, and the Fund may be subject to greater investment and credit risk than if it invested more broadly.

■	Investing in a fund that invests in smaller companies involves risks not associated with investing in more established companies, such as business risk, stock price fluctuations and illiquidity.

About indexes used in this report
■	The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East.

■	The MSCI Europe Small Cap Index is an unmanaged index considered representative of small-cap Europe stocks.

■	The Lipper European Funds Index is an unmanaged index considered representative of European funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	ESMAX
Class B Shares	ESMBX
Class C Shares	ESMCX
Class Y Shares	ESMYX

8 AIM European Small Company Fund

Schedule of Investments

December 31, 2009

	Shares	Value

Common Stocks & Other Equity Interests–92.97%
Austria–4.98%
Andritz AG	99,239	$5,721,401

Semperit AG Holding	57,142	2,200,755

		7,922,156

Brazil–2.85%
Ocean Wilsons Holdings Ltd.	325,000	4,538,377

France–2.25%
Sword Group	78,300	2,731,456

Tessi S.A.	12,470	856,717

		3,588,173

Germany–6.32%
CTS Eventim AG	20,000	975,086

MorphoSys AG(a)	76,154	1,852,132

Takkt AG	144,143	1,475,434

Wirecard AG	419,819	5,763,999

		10,066,651

Greece–5.89%
Intralot S.A.	667,692	3,876,151

Jumbo S.A.	432,894	5,496,995

		9,373,146

Ireland–7.90%
CPL Resources PLC	582,792	1,702,017

DCC PLC	199,220	5,561,446

IFG Group PLC	452,000	899,443

Paddy Power PLC	124,800	4,421,910

		12,584,816

Israel–1.18%
VIZRT Ltd.(a)	438,105	1,883,758

Netherlands–3.51%
Aalberts Industries N.V.	111,490	1,590,645

Mediq N.V.	104,860	1,919,681

Sligro Food Group N.V.	60,585	2,079,206

		5,589,532

Norway–6.26%
ODIM A.S.A.	191,828	979,901

Prosafe S.E.	380,600	2,407,742

Q-Free A.S.A.(a)	372,000	1,383,558

TGS Nopec Geophysical Co. A.S.A.(a)	288,607	5,203,251

		9,974,452

Spain–0.65%
Miquel y Costas & Miquel, S.A.	48,000	1,027,909

Sweden–5.66%
AcadeMedia A.B.–Class B(a)	57,000	1,022,953

Acando A.B.	828,000	1,590,050

Modern Times Group–Class B	21,004	1,038,677

Oriflame Cosmetics S.A.–SDR	66,929	3,987,522

Poolia A.B.–Class B	265,922	1,366,569

		9,005,771

Switzerland–8.04%
Aryzta AG	71,194	2,619,369

Mobilezone Holding AG	598,814	4,510,709

Schweiter Technologies AG	10,808	5,667,656

		12,797,734

Turkey–1.19%
Yazicilar Holding A.S.–Class A	296,321	1,895,970

United Kingdom–36.29%
Abcam PLC	92,299	1,428,050

Alterian PLC(a)	403,593	1,229,314

Amlin PLC	362,057	2,079,630

Chemring Group PLC	66,726	3,141,264

Diploma PLC	508,327	1,451,812

Education Development International PLC	610,200	1,567,750

Game Group PLC	702,634	1,203,491

Halma PLC	645,482	2,514,124

Hargreaves Services PLC	78,124	866,574

Hill & Smith Holdings PLC	181,730	1,010,166

Homeserve PLC	161,152	4,374,717

IG Group Holdings PLC	438,853	2,672,401

Informa PLC	357,240	1,828,251

Intec Telecom Systems PLC	850,000	1,421,566

Kier Group PLC	263,548	4,374,811

Lancashire Holdings Ltd.	702,432	5,050,938

Mears Group PLC	683,762	3,068,221

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM European Small Company Fund

	Shares	Value

United Kingdom–(continued)

Melorio PLC(a)	357,500	$695,810

Mitie Group PLC	1,142,034	4,221,699

Morgan Sindall PLC	135,526	1,299,438

Playtech Ltd.	197,400	1,324,538

Prostrakan Group PLC(a)	422,000	589,843

Spectris PLC	118,824	1,400,459

Tribal Group PLC	750,000	933,168

Ultra Electronics Holdings PLC	246,850	5,440,679

VT Group PLC	310,064	2,586,092

		57,774,806

Total Common Stocks & Other Equity Interests (Cost $122,891,442)		148,023,251

Preferred Stocks–1.36%
Germany–1.36%
Fuchs Petrolub AG–Pfd. (Cost $810,199)	23,312	2,162,593

Money Market Funds–1.21%
Liquid Assets Portfolio–Institutional Class(b)	959,578	959,578

Premier Portfolio–Institutional Class(b)	959,578	959,578

Total Money Market Funds (Cost $1,919,156)		1,919,156

TOTAL INVESTMENTS–95.54% (Cost $125,620,797)		152,105,000

OTHER ASSETS LESS LIABILITIES–4.46%		7,105,547

NET ASSETS–100.00%		$159,210,547

Investment Abbreviations:

Pfd.	– Preferred
SDR	– Swedish Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM European Small Company Fund

Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments, at value (Cost $123,701,641)	$150,185,844

Investments in affiliated money market funds, at value and cost	1,919,156

Total investments, at value (Cost $125,620,797)	152,105,000

Foreign currencies, at value (Cost $5,252,499)	5,280,059

Receivables for:
Investments sold	644,528

Fund shares sold	460,321

Dividends	1,355,438

Investment for trustee deferred compensation and retirement plans	20,586

Other assets	14,608

Total assets	159,880,540

Liabilities:
Payables for:
Fund shares reacquired	418,331

Accrued fees to affiliates	117,309

Accrued other operating expenses	86,340

Trustee deferred compensation and retirement plans	48,013

Total liabilities	669,993

Net assets applicable to shares outstanding	$159,210,547

Net assets consist of:
Shares of beneficial interest	$151,496,309

Undistributed net investment income (loss)	(1,145,176)

Undistributed net realized gain (loss)	(17,659,446)

Unrealized appreciation	26,518,860

$159,210,547

Net Assets:
Class A	$109,962,667

Class B	$16,177,657

Class C	$20,556,111

Class Y	$12,514,112

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	11,134,780

Class B	1,730,534

Class C	2,196,476

Class Y	1,264,203

Class A:
Net asset value per share	$9.88

Maximum offering price per share
(Net asset value of $9.88 divided by 94.50%)	$10.46

Class B:
Net asset value and offering price per share	$9.35

Class C:
Net asset value and offering price per share	$9.36

Class Y:
Net asset value and offering price per share	$9.90

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM European Small Company Fund

Statement of Operations

For the year ended December 31, 2009

Investment income:
Dividends (net of foreign withholding taxes of $324,378)	$4,681,807

Dividends from affiliated money market funds	27,320

Total investment income	4,709,127

Expenses:
Advisory fees	1,266,517

Administrative services fees	50,000

Custodian fees	111,399

Distribution fees:
Class A	238,079

Class B	139,857

Class C	172,062

Transfer agent fees	493,277

Trustees’ and officers’ fees and benefits	23,679

Other	168,157

Total expenses	2,663,027

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(20,447)

Net expenses	2,642,580

Net investment income	2,066,547

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(8,403,682)

Foreign currencies	(57,204)

(8,460,886)

Change in net unrealized appreciation of:
Investment securities	62,019,704

Foreign currencies	10,288

62,029,992

Net realized and unrealized gain	53,569,106

Net increase in net assets resulting from operations	$55,635,653

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM European Small Company Fund

Statement of Changes in Net Assets

For the years ended December 31, 2009 and 2008

	2009	2008

Operations:
Net investment income	$2,066,547	$4,677,051

Net realized gain (loss)	(8,460,886)	9,862,819

Change in net unrealized appreciation (depreciation)	62,029,992	(188,304,831)

Net increase (decrease) in net assets resulting from operations	55,635,653	(173,764,961)

Distributions to shareholders from net investment income:
Class A	(2,689,435)	(3,339,942)

Class B	(230,553)	(365,809)

Class C	(288,301)	(442,511)

Class Y	(277,261)	(257,406)

Total distributions from net investment income	(3,485,550)	(4,405,668)

Distributions to shareholders from net realized gains:
Class A	—	(25,728,528)

Class B	—	(4,731,385)

Class C	—	(5,723,447)

Class Y	—	(1,982,867)

Total distributions from net realized gains	—	(38,166,227)

Share transactions-net:
Class A	1,113,375	(53,821,449)

Class B	(1,865,346)	(12,232,580)

Class C	(1,603,115)	(11,583,496)

Class Y	2,435,580	10,815,261

Net increase (decrease) in net assets resulting from share transactions	80,494	(66,822,264)

Net increase (decrease) in net assets	52,230,597	(283,159,120)

Net assets:
Beginning of year	106,979,950	390,139,070

End of year (includes undistributed net investment income (loss) of $(1,145,176) and $273,832, respectively)	$159,210,547	$106,979,950

Notes to Financial Statements

December 31, 2009

NOTE 1—Significant Accounting Policies

AIM European Small Company Fund (the “Fund”) is a series portfolio of AIM Funds Group (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  Effective February 1, 2008, the Fund reopened to all investors.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

13        AIM European Small Company Fund

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees

14        AIM European Small Company Fund

and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

15        AIM European Small Company Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.935%

Next $250 million	0.91%

Next $500 million	0.885%

Next $1.5 billion	0.86%

Next $2.5 billion	0.835%

Next $2.5 billion	0.81%

Next $2.5 billion	0.785%

Over $10 billion	0.76%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Funds between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  On December 31, 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc. and the consolidated adviser firm was renamed Invesco Advisers, Inc.
  Effective July 1, 2009, the Adviser has contractually agreed, through at least April 30, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, and Class Y shares to 2.25%, 3.00%, 3.00%, and 2.00%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time. The Adviser did not waive fees and/or reimburse expenses during the period under this limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended December 31, 2009, the Adviser waived advisory fees of $14,186.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2009, Invesco Ltd. reimbursed expenses of the Fund in the amount of $578.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2009, the expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Class A, Class B, Class C and Class Y shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of each class of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2009, IADI advised the Fund that IADI retained $20,155 in front-end sales commissions from the sale of Class A shares and $10, $11,838 and $2,176 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IAIS and/or IADI.

16        AIM European Small Company Fund

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Austria	$—	$7,922,156	$—	$7,922,156

Brazil	—	4,538,377	—	4,538,377

France	856,717	2,731,456	—	3,588,173

Germany	3,638,027	8,591,217	—	12,229,244

Greece	5,496,995	3,876,151	—	9,373,146

Ireland	12,584,816	—	—	12,584,816

Israel	—	1,883,758	—	1,883,758

Netherlands	—	5,589,532	—	5,589,532

Norway	—	9,974,452	—	9,974,452

Spain	—	1,027,909	—	1,027,909

Sweden	2,613,003	6,392,768	—	9,005,771

Switzerland	12,797,734	—	—	12,797,734

Turkey	—	1,895,970	—	1,895,970

United Kingdom	17,906,448	39,868,358	—	57,774,806

United States	1,919,156	—	—	1,919,156

Total Investments	$57,812,896	$94,292,104	$—	$152,105,000

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2009, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $5,683.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2009, the Fund paid legal fees of $3,057 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

17        AIM European Small Company Fund

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2009 and 2008:

	2009	2008

Ordinary income	$3,485,550	$4,405,710

Long-term capital gain	—	38,166,185

Total distributions	$3,485,550	$42,571,895

Tax Components of Net Assets at Period-End:

2009

Undistributed ordinary income	$110,485

Net unrealized appreciation — investments	25,267,388

Net unrealized appreciation — other investments	34,657

Temporary book/tax differences	(49,590)

Capital loss carryover	(17,626,909)

Post-October deferral	(21,793)

Shares of beneficial interest	151,496,309

Total net assets	$159,210,547

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and passive foreign investment companies.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of December 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2017	$17,626,909

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2009 was $52,370,656 and $61,149,864, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$34,697,975

Aggregate unrealized (depreciation) of investment securities	(9,430,587)

Net unrealized appreciation of investment securities	$25,267,388

Cost of investments for tax purposes is $126,837,612.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2009, undistributed net investment income (loss) was decreased by $5, and undistributed net realized gain (loss) was increased by $5. This reclassification had no effect on the net assets of the Fund.

18        AIM European Small Company Fund

NOTE 10—Share Information

	Summary of Share Activity

	Year ended December 31,
	2009(a)		2008
	Shares	Amount	Shares	Amount

Sold:
Class A	6,829,118	$61,823,438	4,151,259	$83,623,298

Class B	371,242	2,947,316	321,519	6,064,879

Class C	553,893	4,760,636	734,254	14,462,902

Class Y(b)	320,199	2,779,763	666,147	8,948,934

Issued as reinvestment of dividends:
Class A	263,280	2,551,375	4,409,056	27,556,645

Class B	23,805	218,527	806,287	4,773,216

Class C	29,723	273,154	976,337	5,789,678

Class Y	28,388	275,649	357,384	2,237,224

Automatic conversion of Class B shares to Class A shares:
Class A	209,797	1,602,675	313,907	4,966,705

Class B	(222,045)	(1,602,675)	(356,213)	(4,966,705)

Reacquired:(c)
Class A(b)	(7,288,720)	(64,864,113)	(10,052,036)	(169,968,097)

Class B	(472,565)	(3,428,514)	(1,056,866)	(18,103,970)

Class C	(886,053)	(6,636,905)	(1,874,030)	(31,836,076)

Class Y	(70,092)	(619,832)	(37,823)	(370,897)

Net increase (decrease) in share activity	(310,030)	$80,494	(640,818)	$(66,822,264)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 13% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A shares into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	575,494	$8,367,684

Class A	(575,494)	(8,367,684)

(c)	Net of redemption fees of $8,489 and $36,086 allocated among the classes based on relative net assets of each class for the years ended December 31, 2009 and 2008, respectively.

19        AIM European Small Company Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
												expenses		expenses
				Net gains								to average		to average net		Ratio of net
	Net asset	Net		(losses) on		Dividends	Distributions					net assets		assets without		investment
	value,	investment		securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income		realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)		unrealized)	operations	income	gains	Distributions	of period(a)	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 12/31/09	$6.51	$0.14	(d)	$3.44	$3.58	$(0.21)	$—	$(0.21)	$9.88	55.07%	$109,963	1.80	%(e)	1.81	%(e)	1.68	%(e)	43%
Year ended 12/31/08	22.87	0.35	(d)	(12.60)	(12.25)	(0.47)	(3.63)	(4.10)	6.52	(52.80)	72,544	1.63		1.64		1.92		18
Year ended 12/31/07	27.72	0.30	(d)	1.88	2.18	(0.43)	(6.60)	(7.03)	22.87	7.88	281,248	1.43		1.45		0.97		20
Year ended 12/31/06	21.68	0.21		10.08	10.29	(0.27)	(3.98)	(4.25)	27.72	48.07	360,688	1.54		1.57		0.67		35
Year ended 12/31/05	16.94	0.11	(d)	6.03	6.14	(0.07)	(1.33)	(1.40)	21.68	36.48	286,882	1.63		1.68		0.57		72

Class B
Year ended 12/31/09	6.17	0.07	(d)	3.24	3.31	(0.13)	—	(0.13)	9.35	53.73	16,178	2.55	(e)	2.56	(e)	0.93	(e)	43
Year ended 12/31/08	21.87	0.20	(d)	(11.98)	(11.78)	(0.28)	(3.63)	(3.91)	6.18	(53.09)	12,541	2.38		2.39		1.17		18
Year ended 12/31/07	26.73	0.06	(d)	1.83	1.89	(0.15)	(6.60)	(6.75)	21.87	7.06	50,639	2.18		2.20		0.22		20
Year ended 12/31/06	21.02	(0.01)		9.76	9.75	(0.06)	(3.98)	(4.04)	26.73	46.98	64,827	2.29		2.32		(0.08)		35
Year ended 12/31/05	16.52	(0.03	)(d)	5.86	5.83	—	(1.33)	(1.33)	21.02	35.51	51,108	2.35		2.38		(0.15)		72

Class C
Year ended 12/31/09	6.17	0.07	(d)	3.25	3.32	(0.13)	—	(0.13)	9.36	53.89	20,556	2.55	(e)	2.56	(e)	0.93	(e)	43
Year ended 12/31/08	21.88	0.20	(d)	(11.99)	(11.79)	(0.28)	(3.63)	(3.91)	6.18	(53.15)	15,453	2.38		2.39		1.17		18
Year ended 12/31/07	26.73	0.06	(d)	1.84	1.90	(0.15)	(6.60)	(6.75)	21.88	7.10	58,252	2.18		2.20		0.22		20
Year ended 12/31/06	21.03	(0.01)		9.75	9.74	(0.06)	(3.98)	(4.04)	26.73	46.90	77,576	2.29		2.32		(0.08)		35
Year ended 12/31/05	16.53	(0.03	)(d)	5.86	5.83	—	(1.33)	(1.33)	21.03	35.49	59,930	2.35		2.38		(0.15)		72

Class Y
Year ended 12/31/09	6.53	0.16	(d)	3.44	3.60	(0.23)	—	(0.23)	9.90	55.19	12,514	1.55	(e)	1.56	(e)	1.93	(e)	43
Year ended 12/31/08(f)	14.54	0.04	(d)	(3.95)	(3.91)	(0.47)	(3.63)	(4.10)	6.53	(25.69)	6,441	1.67	(g)	1.67	(g)	1.90	(g)	18

(a)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Calculated using average shares outstanding.
(e)	Ratios are based on average daily net assets (000’s omitted) of $95,232, $13,986, $17,206, and $9,033 for Class A, Class B, Class C, and Class Y shares, respectively.
(f)	Commencement date of October 3, 2008.
(g)	Annualized.

20        AIM European Small Company Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Funds Group
and Shareholders of AIM European Small Company Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM European Small Company Fund (one of the funds constituting AIM Funds Group, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 17, 2010
Houston, Texas

21        AIM European Small Company Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/09)	(12/31/09)[1]	Period[2]	(12/31/09)	Period[2]	Ratio
A	$1,000.00	$1,231.10	$9.17	$1,016.99	$8.29	1.63%

B	1,000.00	1,225.40	13.35	1,013.21	12.08	2.38

C	1,000.00	1,225.10	13.35	1,013.21	12.08	2.38

Y	1,000.00	1,231.30	7.76	1,018.25	7.02	1.38

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2009 through December 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22        AIM European Small Company Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2009:

Federal and State Income Tax

Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

23        AIM European Small Company Fund

Trustees and Officers
The address of each trustee and officer of AIM Funds Group (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer	During Past 5 Years	Held by Trustee
	Since

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Adviser to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	None

		Formerly: Chairman, Invesco Aim Advisors, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co- Chief Executive Officer, Invesco Advisers, inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company); Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC	None
		Formerly: Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1987	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2003	Retired	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars Foundation and Executive Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	None

Lewis F. Pennock — 1942 Trustee	1992	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2003	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired	None
		Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

T-1

Trustees and Officers – (continued)

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer	During Past 5 Years	Held by Trustee
	Since

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC	N/A
		Formerly: Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisors, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®	N/A
		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); and Vice President, The AIM Family of Funds®	N/A
		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.)	N/A
		Formerly: Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Karen Dunn Kelley — 1960 Vice President	1992	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)	N/A
		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., and The AIM Family of Funds®	N/A
		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The AIM Family of Funds®, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.	N/A
		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 100	Invesco Advisers, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 100	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-2

Go Paperless with eDelivery
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-	environmentally friendly. Go green by reducing the number of trees used to produce paper.

-	economical. Help reduce your fund’s printing and delivery expenses and put more capital back in your fund’s returns.
-	efficient. Stop waiting for regular mail. Your documents will be sent via email as soon as they’re available.

-	easy. Download, save and print files using your home computer with a few clicks of your mouse.

This service is provided by Invesco Aim Investment Services, Inc.

Invesco Aim Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco Aim collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco Aim, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco Aim maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website — invescoaim.com. More detail is available to you at that site.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. In the Financial Products box, click on Mutual Funds; then, in the Fund Information box, select Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-01540 and 002-27334.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.
     If used after April 20, 2010, this report must be accompanied by a Quarterly Performance Review for the most recent quarter-end.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Aim Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

invescoaim.com	ESC-AR-1	Invesco Aim Distributors, Inc.

Invesco Aim

Annual Report to Shareholders | December 31, 2009

AIM Global Core Equity Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
12	Financial Statements
15	Notes to Financial Statements
22	Financial Highlights
23	Auditor’s Report
24	Fund Expenses
25	Tax Information
T-1	Trustees and Officers

Letters to Shareholders
Philip Taylor
Dear Shareholders:
While the year ended December 31, 2009, was difficult, economic conditions and market trends appeared more favorable at the close of the year than at its start. Calendar year 2009 began amid a sharp stock market sell off that continued until March, when an abrupt market rebound began.

Increased communication
This volatility prompted a greater than usual number of mutual fund shareholders to contact me. Some of you took the time to write a letter while others of you emailed me at phil@invescoaim.com. Your questions, comments and suggestions gave me better insight into what was on your minds.
     As a result, Invesco Aim’s investment professionals and I have increased our efforts to stay in touch and share our views with you. We increased the number of “Investment Perspectives” articles on our website, invescoaim.com. Through these articles, we’ve tried to provide timely market commentary, general investor education information and sector updates. I hope you’ll take a moment to read them and let me know if you find them useful.
     To access your Fund’s latest quarterly commentary, click on “Mutual Funds” inside the “Financial Products” box. Then, in the “Fund Information” box, click on “Quarterly Commentary” and select your Fund.
Guarded optimism
Despite a steady stream of bad economic news, markets in the U.S. and around the world began a robust recovery in March 2009. History has shown that no matter how positive or negative the economic news of the day may be, markets tend to look forward – often anticipating economic improvement or deterioration well before it arrives.
     U.S. gross domestic product (GDP) contracted in the final two quarters of 2008 and the first two quarters of 2009. But GDP expanded in the third quarter of 2009 at an annualized rate of 2.2%, the strongest rate of growth in two years.1
In December 2009, the U.S. Federal Reserve (the Fed) cited signs that economic activity was picking up2:
■	The housing sector shows some signs of recent improvement.

■	Household spending appears to be expanding moderately, despite high unemployment, modest income growth and tight credit.

■	Businesses continue to cut back on fixed investment, albeit at a slower pace than previously.
     Nonetheless, unemployment continued to cast a pall over empirical evidence showing that the U.S. economy was improving. The unemployment rate rose from 7.7% to 10.0% in 20093 – and those who remained employed worried about their job security.
     As a result, many Americans have decided to spend less and save more. One government estimate suggests Americans saved just 1.7% of their disposable personal income in 2007 and just 2.7% in 2008.1 That same estimate suggests Americans saved 3.7%, 5.4% and 4.5% of their disposable personal income in the first, second and third quarters of 2009, respectively.1
     Many families have decided that spending less and saving more makes sense – and they are to be applauded for doing so. After all, while we can’t control market returns, we can control how much we regularly save and invest.
     Markets rise and fall, and sharp, sudden rebounds have historically often been followed by unpleasant, abrupt market downturns. While it may be difficult to save and invest more – particularly over a long time horizon and in periods of economic hardship – it really is a reliable way to build an investment portfolio.
     If you’ve decided to save and invest more, it’s important that you work with an experienced, trusted financial adviser. A financial adviser can help you prepare for 2010 by updating you on market conditions, helping you reevaluate your risk tolerance and suggesting investments that may be appropriate for you, given your changing needs and goals.
A single focus
I believe Invesco Aim is uniquely positioned to serve our clients. Our parent company, Invesco Ltd., is one of the largest4 and most diversified global asset managers. We provide clients with diversified investment strategies and a range of investment products managed by distinct management teams around the world. We believe we can serve you best by focusing on one thing and doing it well: managing your money.
     Our investment professionals have managed clients’ money in up markets and down markets. All of us here recognize that market conditions change often; what will not change is our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service.
     If you have questions about this report or your account, please contact one of our client services representatives at 800 959 4246. Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim
1 Bureau of Economic Analysis; 2 U.S. Federal Reserve; 3 Bureau of Labor Statistics; 4 Pensions & Investments

2 AIM Global Core Equity Fund

Bruce Crockett
Dear Fellow Shareholders:
By all accounts, 2009 was a challenging year for all of us. Although the economy and financial markets whipsawed us through much of last year, the final months of the decade concluded with many of us feeling somewhat more optimistic about 2010 as we began to see the markets and economy evidence the first green shoots of recovery.
     Perhaps the most valuable takeaway from 2009 is the manner in which it underscored the importance of adopting the long-term, appropriately diversified investment strategy I’ve mentioned in my previous letters. If anything, last year was the litmus test for this approach.
     Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your savings and a deep appreciation for your trust. We have already begun the annual review and management contract renewal process and will continue to seek to manage costs and reward performance in ways that put your interests first. (It might also interest you to know that the Board currently has five committees – Compliance, Audit, Governance, Investments, and Valuation Distribution and Proxy Voting – whose members exercise oversight to maintain the AIM Funds “Investor First” orientation.)
      To that end, some of you may have seen it reported in October 2009 that Invesco will assume the management of the Van Kampen family of mutual funds as well as the Morgan Stanley retail funds. The closing will be later this year and we view this addition as an excellent opportunity to provide you, our shareholders, access to an even broader range of well-diversified mutual funds under the Invesco umbrella. I’ll keep you updated on the work we’re doing to deliver the value of this acquisition to our shareholders in my upcoming letters.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming year.
Sincerely,

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees

3 AIM Global Core Equity Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended December 31, 2009, Class A shares of AIM Global Core Equity Fund, at net asset value, outperformed the MSCI World Index. Our focus on investing in what we believe are well established large-capitalization companies with superior financial attributes contributed to the Fund’s outperformance of the MSCI World Index. Strong stock selection within the consumer discretionary and industrial sectors helped play a role in the relative outperformance compared to the index. Conversely, stock selection in the financials sector detracted from the overall performance of the Fund.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/08 to 12/31/09, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	30.08%

Class B Shares	29.05

Class C Shares	29.16

Class Y Shares	30.39

Institutional Class Shares	30.90

MSCI World Index▼ (Broad Market/Style-Specific Index)	29.99

Lipper Global Large-Cap Core Funds Index▼ (Peer Group Index)	31.35

▼	Lipper Inc.

How we invest
The Fund invests primarily in stocks of larger cap global companies with a record of stable earnings and strong balance sheets. Our investment process includes a financial and valuation assessment, global sector-based research involving direct company contact and team-based portfolio decisions. Risk is explicitly managed at the overall portfolio level through tracking error constraints, while at the stock selection level there is a strong bias in favor of companies with proven financial strength. We are committed to a long-term investment horizon resulting in generally low rates of portfolio turnover. Risk management efforts also seek to ensure that the largest single component of active risk is security specific, which is consistent with stock selection being the sole targeted area of excess return.
     Our sell discipline is a mirror image of our buy process and is based on three factors. One factor is relative valuation ranking. We review a stock for possible sale when its share price increases and its ranking deteriorates relative to other companies. We also look at our fundamental analysis and consider a stock for sale if its underlying fundamentals change. Third, we consider portfolio design and risk control. We will also sell or trim a position if necessary to ensure the portfolio is properly diversified at all times.
     We strive to maintain a consistent investment discipline through varying market conditions and an appropriate level of overall portfolio diversification. However, individual holdings are selected based on their own merits, not on projections of country or sector performance.

Market conditions and your Fund
The year ended December 31, 2009, was truly a tale of two markets. During the first few months of the year, equity markets experienced steep declines as severe problems in credit markets, a rapidly deteriorating housing market, rising energy and food prices and a deteriorating outlook for corporate earnings led to a global recession. However, the U.S. economy began to show signs that the economic contraction was subsiding, and equity markets rapidly reversed direction beginning in March 2009 and rallied strongly through most of the remaining months of the year.
     Europe posted solid gains during the year as the region’s economic growth clearly stabilized, with the exception of more indebted countries such as the United Kingdom, Spain and Ireland. Continental Europe’s relative financial strength also improved somewhat during the economic crisis, as its extraordinary stimulus measures were less costly than those implemented by the United States.
     In the Asia/Pacific region, Japan lagged the index for the year. In part this reflects the export-sensitivity of the Japanese economy, which has prevented a similar degree of stabilization in this part of the world. Further, renewed deflationary pressures in Japan were an added burden to the already vulnerable domestic economy.
     Emerging markets rebounded very strongly during 2009. Accelerating growth in gross domestic product at a far faster clip than in developed economies – was the primary driver of bullish sentiment in this segment of global markets. Emerging market securities also benefited from a return to more normal risk appetite levels.
     The U.S. market provided a boost to investors during the fourth quarter, but still trailed the benchmark over the full

Portfolio Composition
By sector

Financials	17.3%

Energy	16.2

Health Care	12.5

Consumer Discretionary	9.5

Information Technology	8.8

Consumer Staples	8.3

Industrials	8.0

Materials	7.7

Utilities	6.2

Telecommunication Services	4.7

Money Market Funds Plus
Other Assets Less Liabilities	0.8

Top 10 Equity Holdings*

1.	Royal Dutch Shell PLC-Class B	2.3%

2.	Chevron Corp.	2.1

3.	Johnson & Johnson	2.1

4.	Merck & Co., Inc.	2.0

5.	Imperial Tobacco Group PLC	2.0

6.	BHP Billiton Ltd.	1.9

7.	Banco Santander S.A.	1.8

8.	TNT N.V.	1.8

9.	Total S.A.	1.8

10.	3M Co.	1.7

Total Net Assets	$92.3 million

Total Number of Holdings*	122

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings.

4 AIM Global Core Equity Fund

year. Economic reports suggested possible stabilization within the troubled housing market, while the U.S. dollar strengthened versus most currencies following an extended decline.
     The Fund benefited from its quality orientation in stock selection. In addition to our strong stock selection in the consumer discretionary and industrial sectors, the Fund also demonstrated strong stock picking in the information technology (IT) and utilities sectors. One of the strongest outperformers for the year was apparel, accessory and luxury goods company Coach. Coach posted strong gains in 2009 as a result of better than expected earnings announcements. As investor expectations were extremely low given the recent economic backdrop, the stock had fallen 78% over the previous two years, providing a compelling valuation in our opinion. The company has managed expenses well in addition to introducing lower price-point bags. The company also operated outlet stores, which helped it clear its inventory effectively.
     Also contributing to Fund outperformance versus the MSCI World Index were IT companies Seagate Technology and Teradata. Both of these IT companies are located in the United States with Seagate specializing in computer storage, specifically the design, manufacturing and marketing of hard disc drives. Teradata focuses on computer hardware and is engaged in enterprise data warehousing, including enterprise analytic technologies and services. We sold both stocks during the fiscal year.
     On an absolute basis, all sectors in the Fund posted double-digit positive returns during the fiscal year with the exception of our telecommunication services holdings.
     Sectors that detracted from performance included the energy, financials and telecommunication services sectors. Within the financials sector, U.K. diversified bank Barclays detracted from Fund performance. This holding was liquidated during the year. In addition, Japanese wireless telecommunication services company NTT DoCoMo had negative performance for the year.
     During the reporting period, the Fund increased its allocation to the consumer discretionary, energy, health care, materials and utilities sectors. Also during year, the Fund slightly lowered allocations to the consumer staples, IT and telecommunication services sectors.
     From a geographical perspective, all global regions in the Fund generated positive absolute performance for the year with the North America and Asia/Pacific regions contributing the most to outperformance. The only region that failed to contribute was Europe. Within the European region, our stock selection within the United Kingdom and Sweden were the main detractors. Conversely, our stock selection in the United States, Japan and South Korea helped to boost the Fund’s performance versus the benchmark.
     Global equities have rebounded strongly from the lows experienced in March 2009. At the close of the reporting period, we believed equities were fairly valued in accordance with a variety of measures, and further significant gains in equity markets might be difficult to achieve. With above-average volatility likely to persist for some time, our strategy was to maintain our focus on high quality companies with attractive valuations.
     We welcome new investors who joined the Fund during 2009 and would like to thank all of our shareholders for your investment in AIM Global Core Equity Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Erik Granade
Chartered Financial Analyst,
Portfolio Manager
Ingrid Baker
Chartered Financial Analyst,
Portfolio Manager and Head of
Emerging Market Equities
Ben Clark
Portfolio Manager
Frank Crown
Chartered Financial Analyst,
Portfolio Manager
W. Lindsay Davidson
Portfolio Manager
Michele Garren
Chartered Financial Analyst,
Portfolio Manager
Sargent McGowan
Chartered Financial Analyst,
Portfolio Manager and Head of
Developed Market Equities
Michelle Middleton
Chartered Financial Analyst,
Portfolio Manager
Matthew Miller
Chartered Financial Analyst,
Portfolio Manager
Jeffrey Silverman
Chartered Financial Analyst,
Portfolio Manager
Anuja Singha
Chartered Financial Analyst,
Portfolio Manager
Kent Starke
Portfolio Manager
Stephen Thomas
Chartered Financial Analyst,
Portfolio Manager

5 AIM Global Core Equity Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment - Oldest Share Classes since Inception
Fund data from 12/29/00, index data from 12/31/00

1	Lipper Inc.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges.
Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

6 AIM Global Core Equity Fund

Average Annual Total Returns
As of 12/31/09, including maximum applicable sales charges

Class A Shares

Inception (12/29/00)	4.25%

5 Years	0.68

1 Year	22.88

Class B Shares

Inception (12/29/00)	4.27%

5 Years	0.72

1 Year	24.05

Class C Shares

Inception (12/29/00)	4.18%

5 Years	1.07

1 Year	28.16

Class Y Shares

Inception	4.93%

5 Years	1.87

1 Year	30.39

Institutional Class Shares

Inception	5.18%

5 Years	2.31

1 Year	30.90

Class Y shares’ inception date is October 3, 2008; returns since that date are actual returns. All other returns are blended returns of actual Class Y share performance and restated Class A share performance (for periods prior to the inception date of Class Y shares) at net asset value. The restated Class A share performance reflects the Rule 12b-1 fees applicable to Class A shares as well as any fee waivers or expense reimbursements received by Class A shares. Class A shares’ inception date is December 29, 2000.
     Institutional Class shares’ inception date is October 25, 2005; returns since that date are actual returns. All other returns are blended returns of actual Institutional Class share performance and restated Class A share performance (for periods prior to the inception date of Institutional Class shares) at net asset value. The restated Class A share performance reflects the Rule 12b-1 fees applicable to Class A shares as well as any fee waivers or expense reimbursements received by Class A shares. Class A shares’ inception date is December 29, 2000.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Institutional Class shares was 1.59%, 2.34%, 2.34%, 1.34% and 0.98%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Institutional Class shares was 1.60%, 2.35%, 2.35%, 1.35% and 0.99%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and
Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/ or reimbursed expenses in the past, performance would have been lower.
     A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.

1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2010. See current prospectus for more information.

7 AIM Global Core Equity Fund

AIM Global Core Equity Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of December 31, 2009, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any AIM fund. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	The values of convertible securities in which the Fund invests may be affected by market interest rates, the risk that the issuer may default on interest or principal payments, and the value of the underlying common stock into which these securities may be converted.

■	Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar. Transaction costs are often higher, and there may be delays in settlement procedures.

■	Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

■	Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.
■	Stocks fall into three broad market capitalization categories – large, medium, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Small and mid-sized companies may tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and mid-sized companies may involve special risks, including those associated with dependence on a small management group, little of no operating history, little or no track record of success, and limited product lines, market and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and mid-sized companies may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for fund to establish or close out a position in these securities at prevailing market prices.

■	The prices of securities held by the Fund may decline in response to market risks.

About indexes used in this report
■	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries.

■	The Lipper Global Large-Cap Core Funds Index is an unmanaged index considered representative of global large-cap core funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	AWSAX
Class B Shares	AWSBX
Class C Shares	AWSCX
Class Y Shares	AWSYX
Institutional Class Shares	AWSIX

8 AIM Global Core Equity Fund

Schedule of Investments

December 31, 2009

	Shares	Value

Common Stocks & Other Equity Interests–98.25%
Australia–3.09%
Australia and New Zealand Banking Group Ltd.	54,647	$1,111,849

BHP Billiton Ltd.	45,475	1,741,429

		2,853,278

Bermuda–0.92%
PartnerRe Ltd.	11,367	848,660

Brazil–0.86%
Banco Santander Brasil S.A.(a)	10,200	138,944

Companhia Energetica de Minas Gerais S.A.–ADR	11,393	205,758

Natura Cosmeticos S.A.	3,700	77,012

Petroleo Brasileiro S.A.–ADR	4,174	199,016

Vale S.A.–ADR	6,084	176,619

		797,349

Canada–4.66%
Agrium Inc.	17,924	1,103,698

Cenovus Energy Inc.	24,308	612,181

EnCana Corp.	24,308	787,486

Intact Financial Corp.	24,501	862,506

Toronto-Dominion Bank (The)	14,902	934,911

		4,300,782

China–0.48%
China Construction Bank Corp.–Class H	155,000	131,927

CNOOC Ltd.	90,575	141,006

Soho China Ltd.	309,500	166,353

		439,286

Egypt–0.17%
Al Ezz Steel Rebars S.A.E	19,568	60,862

Orascom Telecom Holding S.A.E.–GDR	4,081	92,400

		153,262

Finland–1.14%
Nokia Corp.–ADR	81,486	1,047,095

France–5.18%
Sanofi-Aventis S.A.	16,935	1,325,669

Societe Generale	14,506	1,002,337

Total S.A.	25,535	1,634,091

Unibail-Rodamco S.E.–REIT	3,703	814,794

		4,776,891

Germany–3.07%
BASF S.E.	17,989	1,114,272

Bayerische Motoren Werke AG	19,671	893,055

MAN S.E.	10,557	821,091

		2,828,418

Greece–0.39%
National Bank of Greece S.A.(b)	14,087	358,716

Hong Kong–2.47%
Cheung Kong (Holdings) Ltd.	67,000	859,150

China Unicom (Hong Kong) Ltd.	78,000	102,515

Denway Motors Ltd.	226,000	142,528

Esprit Holdings Ltd.	159,341	1,048,657

Sinofert Holdings Ltd.	226,000	125,002

		2,277,852

India–0.32%
Oil and Natural Gas Corp. Ltd.	3,592	90,624

State Bank of India–GDR	2,157	209,162

		299,786

Indonesia–0.20%
PT Telekomunikasi Indonesia Tbk	186,500	186,449

Israel–0.09%
Partner Communcations Co. Ltd.	3,965	80,357

Italy–1.31%
Eni S.p.A.	47,659	1,211,700

Japan–12.25%
Canon Inc.	28,465	1,203,747

FUJIFILM Holdings Corp.	30,440	909,684

Mitsubishi Corp.	41,800	1,039,602

Mitsubishi UFJ Financial Group, Inc.	283,730	1,389,643

Murata Manufacturing Co., Ltd.	15,000	741,099

Nippon Telegraph & Telephone Corp.	16,100	633,498

Nippon Yusen Kabushiki Kaisha	305,000	933,623

Nissan Motor Co., Ltd.(b)	124,400	1,087,606

NTT DoCoMo, Inc.	533	742,719

Seven & I Holdings Co., Ltd.	33,200	674,081

Sumitomo Chemical Co., Ltd.	262,000	1,143,908

Takeda Pharmaceutical Co., Ltd.	19,600	804,950

		11,304,160

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM Global Core Equity Fund

	Shares	Value

Mexico–0.38%
America Movil S.A.B de C.V.–Series L	77,000	$181,190

Desarrolladora Homex S.A. de C.V.–ADR(b)	1,666	56,011

Grupo Financiero Banorte S.A.B. de C.V.–Class O	32,400	116,901

		354,102

Netherlands–3.94%
Heineken N.V.	23,611	1,117,246

TNT N.V.	53,797	1,644,418

Unilever N.V.	26,773	871,964

		3,633,628

Norway–1.02%
Statoil A.S.A.	37,900	944,395

Russia–0.38%
Gazprom–ADR	6,376	158,938

LUKOIL–ADR	3,458	195,031

		353,969

South Africa–0.87%
Barloworld Ltd.	19,496	117,970

Sasol Ltd.	3,428	137,044

Standard Bank Group Ltd.	13,727	187,818

Steinhoff International Holdings Ltd.(b)	85,674	238,500

Tiger Brands Ltd.	5,068	116,858

		798,190

South Korea–1.17%
Daelim Industrial Co., Ltd.	1,870	132,847

Hyundai Mipo Dockyard Co., Ltd.	819	72,205

Hyundai Mobis	1,609	234,790

LG Electronics Inc.	884	91,670

Lotte Shopping Co., Ltd.	275	81,744

POSCO	466	245,419

Samsung Electronics Co., Ltd.	320	218,644

		1,077,319

Spain–2.78%
Banco Santander S.A.	102,853	1,687,559

Iberdrola S.A.	92,255	877,019

		2,564,578

Switzerland–4.67%
ACE Ltd.(b)	21,212	1,069,085

Holcim Ltd.(b)	15,689	1,214,943

Swisscom AG	2,865	1,091,479

Zurich Financial Services AG	4,304	934,873

		4,310,380

Taiwan–0.51%
AU Optronics Corp.–ADR	12,523	150,151

HTC Corp.	10,650	121,208

Powertech Technology Inc.	40,200	135,652

U-Ming Marine Transport Corp.	30,000	60,623

		467,634

Thailand–0.33%
Bangkok Bank PCL–NVDR	29,600	102,679

Banpu PCL	7,800	134,821

PTT PCL	9,100	66,704

		304,204

Turkey–0.18%
Tupras-Turkiye Petrol Rafinerileri A.S.	4,449	87,901

Turkiye Is Bankasi–Class C	19,633	82,675

		170,576

United Kingdom–12.74%
AstraZeneca PLC	18,557	872,736

BAE Systems PLC	175,581	1,012,266

BP PLC	130,878	1,266,273

Centrica PLC	289,956	1,310,086

GlaxoSmithKline PLC–ADR	23,270	983,158

Imperial Tobacco Group PLC	57,459	1,811,587

National Grid PLC	108,483	1,186,333

Royal Dutch Shell PLC–Class B	72,977	2,127,447

Vodafone Group PLC	512,109	1,186,386

		11,756,272

United States–32.68%
3M Co.	19,299	1,595,448

Aflac, Inc.	20,288	938,320

Apache Corp.	9,668	997,448

Apollo Group, Inc.–Class A(b)	14,764	894,403

Avon Products, Inc.	28,380	893,970

Bank of America Corp.	63,879	962,018

Bank of New York Mellon Corp.	36,876	1,031,422

Best Buy Co., Inc.	21,448	846,338

Chevron Corp.	24,809	1,910,045

Coach, Inc.	34,864	1,273,582

ConocoPhillips	27,368	1,397,684

DaVita, Inc.(b)	16,173	950,002

DTE Energy Co.	25,425	1,108,276

Energen Corp.	21,634	1,012,471

GameStop Corp.–Class A(b)	51,620	1,132,543

International Business Machines Corp.	6,410	839,069

Johnson & Johnson	29,455	1,897,197

Kroger Co. (The)	63,901	1,311,888

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM Global Core Equity Fund

	Shares	Value

United States–(continued)

Merck & Co., Inc.	51,177	$1,870,008

Microsoft Corp.	38,298	1,167,706

Oracle Corp.	63,127	1,549,137

Pfizer Inc.	53,352	970,473

Philip Morris International Inc.	16,910	814,893

Stryker Corp.	18,200	916,734

Valero Energy Corp.	53,143	890,145

WellPoint Inc.(b)	16,836	981,371

		30,152,591

Total Common Stocks & Other Equity Interests (Cost $86,610,235)		90,651,879

Preferred Stocks–0.91%
Brazil–0.15%
Usinas Siderurgicas de Minas Gerais S.A.–Class A–Pfd.	5,000	140,436

Germany–0.76%
Porsche Automobil Holding S.E.–Pfd. (Germany)	11,173	700,816

Total Preferred Stocks (Cost $930,662)		841,252

Money Market Funds–0.50%
Liquid Assets Portfolio–Institutional Class(c)	229,950	229,950

Premier Portfolio–Institutional Class(c)	229,950	229,950

Total Money Market Funds (Cost $459,900)		459,900

TOTAL INVESTMENTS–99.66% (Cost $88,000,797)		91,953,031

OTHER ASSETS LESS LIABILITIES–0.34%		314,473

NET ASSETS–100.00%		$92,267,504

Investment Abbreviations:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt
NVDR	– Non-Voting Depositary Receipt
Pfd.	– Preferred
REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Each unit represents 55 common shares and 50 preference shares.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM Global Core Equity Fund

Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments, at value (Cost $87,540,897)	$91,493,131

Investments in affiliated money market funds, at value and cost	459,900

Total investments, at value (Cost $88,000,797)	91,953,031

Foreign currencies, at value (Cost $304,660)	305,615

Receivables for:
Fund shares sold	212,161

Dividends	179,940

Investment for trustee deferred compensation and retirement plans	17,795

Other assets	24,682

Total assets	92,693,224

Liabilities:
Payables for:
Investments purchased	117,990

Fund shares reacquired	84,154

Accrued fees to affiliates	90,756

Accrued other operating expenses	100,208

Trustee deferred compensation and retirement plans	32,612

Total liabilities	425,720

Net assets applicable to shares outstanding	$92,267,504

Net assets consist of:
Shares of beneficial interest	$125,610,777

Undistributed net investment income	205,555

Undistributed net realized gain (loss)	(37,503,518)

Unrealized appreciation	3,954,690

$92,267,504

Net Assets:
Class A	$65,333,127

Class B	$13,360,020

Class C	$12,900,382

Class Y	$663,242

Institutional Class	$10,733

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	5,286,712

Class B	1,118,234

Class C	1,079,022

Class Y	53,664

Institutional Class	862

Class A:
Net asset value per share	$12.36

Maximum offering price per share
(Net asset value of $12.36 divided by 94.50%)	$13.08

Class B:
Net asset value and offering price per share	$11.95

Class C:
Net asset value and offering price per share	$11.96

Class Y:
Net asset value and offering price per share	$12.36

Institutional Class:
Net asset value and offering price per share	$12.45

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM Global Core Equity Fund

Statement of Operations

For the year ended December 31, 2009

Investment income:
Dividends (net of foreign withholding taxes of $232,495)	$2,596,363

Dividends from affiliated money market funds	5,033

Total investment income	2,601,396

Expenses:
Advisory fees	686,050

Administrative services fees	50,000

Custodian fees	79,038

Distribution fees:
Class A	149,328

Class B	134,075

Class C	120,651

Transfer agent fees — A, B, C, and Y	418,402

Transfer agent fees — Institutional	14

Trustees’ and officers’ fees and benefits	22,461

Other	185,090

Total expenses	1,845,109

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(6,881)

Net expenses	1,838,228

Net investment income	763,168

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (Net of foreign taxes of $3,109)	(11,478,971)

Foreign currencies	(99,754)

(11,578,725)

Change in net unrealized appreciation of:
Investment securities (net of foreign taxes on holdings of $25,902)	32,701,929

Foreign currencies	12,179

32,714,108

Net realized and unrealized gain	21,135,383

Net increase in net assets resulting from operations	$21,898,551

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM Global Core Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2009 and 2008

	2009	2008

Operations:
Net investment income	$763,168	$2,028,677

Net realized gain (loss)	(11,578,725)	(22,873,269)

Change in net unrealized appreciation (depreciation)	32,714,108	(68,066,779)

Net increase (decrease) in net assets resulting from operations	21,898,551	(88,911,371)

Distributions to shareholders from net investment income:
Class A	(396,226)	(248,175)

Class B	—	(67,584)

Class C	—	(52,990)

Class Y	(5,551)	(1,388)

Institutional Class	(132)	(471)

Total distributions from net investment income	(401,909)	(370,608)

Distributions to shareholders from net realized gains:
Class A	—	(11,400)

Class B	—	(3,154)

Class C	—	(2,778)

Class Y	—	(65)

Institutional Class	—	(22)

Total distributions from net realized gains	—	(17,419)

Share transactions-net:
Class A	(10,655,352)	(32,638,564)

Class B	(5,438,131)	(19,581,910)

Class C	(2,717,377)	(11,341,439)

Class Y	158,712	413,060

Institutional Class	(86,314)	(94,179,465)

Net increase (decrease) in net assets resulting from share transactions	(18,738,462)	(157,328,318)

Net increase (decrease) in net assets	2,758,180	(246,627,716)

Net assets:
Beginning of year	89,509,324	336,137,040

End of year (includes undistributed net investment income of $205,555 and $(52,841), respectively)	$92,267,504	$89,509,324

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        AIM Global Core Equity Fund

Notes to Financial Statements

December 31, 2009

NOTE 1—Significant Accounting Policies

AIM Global Core Equity Fund (the “Fund”) is a series portfolio of AIM Funds Group (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s primary investment objective is long-term growth of capital.
  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

15        AIM Global Core Equity Fund

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

16        AIM Global Core Equity Fund

K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.80%

Next $250 million	0.78%

Next $500 million	0.76%

Next $1.5 billion	0.74%

Next $2.5 billion	0.72%

Next $2.5 billion	0.70%

Next $2.5 billion	0.68%

Over $10 billion	0.66%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Funds between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  On December 31, 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc. and the consolidated adviser firm was renamed Invesco Advisers, Inc.
  Effective July 1, 2009, the Adviser has contractually agreed, through at least April 30, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Institutional Class shares to 2.25%, 3.00%, 3.00%, 2.00% and 2.00%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended December 31, 2009, the Adviser waived advisory fees of $1,203.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2009, Invesco Ltd. reimbursed expenses of the Fund in the amount of $486.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Class A, Class B, Class C, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the

17        AIM Global Core Equity Fund

Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2009, IADI advised the Fund that IADI retained $11,373 in front-end sales commissions from the sale of Class A shares and $0, $21,911 and $671 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

18        AIM Global Core Equity Fund

  The following is a summary of the tiered valuation input levels, as of December 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Australia	$—	$2,853,278	$—	$2,853,278

Bermuda	848,660	—	—	848,660

Brazil	658,405	279,380	—	937,785

Canada	4,300,782	—	—	4,300,782

China	—	439,286	—	439,286

Egypt	—	153,262	—	153,262

Finland	1,047,095	—	—	1,047,095

France	814,794	3,962,097	—	4,776,891

Germany	—	3,529,234	—	3,529,234

Greece	—	358,716	—	358,716

Hong Kong	—	2,277,852	—	2,277,852

India	—	299,786	—	299,786

Indonesia	—	186,449	—	186,449

Israel	—	80,357	—	80,357

Italy	—	1,211,700	—	1,211,700

Japan	1,674,722	9,629,438	—	11,304,160

Mexico	354,102	—	—	354,102

Netherlands	871,964	2,761,664	—	3,633,628

Norway	—	944,395	—	944,395

Russia	195,031	158,938	—	353,969

South Africa	—	798,190	—	798,190

South Korea	81,744	995,575	—	1,077,319

Spain	877,019	1,687,559	—	2,564,578

Switzerland	1,069,085	3,241,295	—	4,310,380

Taiwan	150,151	317,483	—	467,634

Thailand	237,500	66,704	—	304,204

Turkey	82,675	87,901	—	170,576

United Kingdom	1,855,894	9,900,378	—	11,756,272

United States	30,612,491	—	—	30,612,491

Total Investments	$45,732,114	$46,220,917	$—	$91,953,031

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2009, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $5,192.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2009, the Fund paid legal fees of $2,968 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

19        AIM Global Core Equity Fund

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2009 and 2008:

	2009	2008

Ordinary income	$401,909	$370,608

Long-term capital gain	—	17,419

Total distributions	$401,909	$388,027

Tax Components of Net Assets at Period-End:

2009

Undistributed ordinary income	$245,521

Net unrealized appreciation — investments	3,079,779

Net unrealized appreciation — other investments	2,456

Temporary book/tax differences	(33,977)

Post-October deferrals	(238,932)

Capital loss carryforward	(36,398,120)

Shares of beneficial interest	125,610,777

Total net assets	$92,267,504

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of December 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2016	$21,962,315

December 31, 2017	14,435,805

Total capital loss carryforward	$36,398,120

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2009 was $35,618,852 and $52,736,766, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$11,119,771

Aggregate unrealized (depreciation) of investment securities	(8,039,992)

Net unrealized appreciation of investment securities	$3,079,779

Cost of investments for tax purposes is $88,873,252.

20        AIM Global Core Equity Fund

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2009, undistributed net investment income was decreased by $102,863 and undistributed net realized gain (loss) was increased by $102,863. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity

	Year ended December 31,
	2009(a)		2008
	Shares	Amount	Shares	Amount

Sold:
Class A	439,799	$4,499,734	549,432	$7,016,789

Class B	62,995	621,870	143,125	1,781,280

Class C	114,824	1,132,748	209,965	2,622,475

Class Y(b)	30,514	295,810	39,811	447,162

Institutional Class	—	—	629,719	9,126,292

Issued as reinvestment of dividends:
Class A	30,532	374,941	26,640	245,007

Class B	—	—	7,420	66,113

Class C	—	—	6,033	53,964

Class Y	431	5,297	158	1,453

Institutional Class	11	132	53	493

Automatic conversion of Class B shares to Class A shares:
Class A	265,744	2,651,642	598,100	7,691,413

Class B	(274,570)	(2,651,642)	(626,702)	(7,691,413)

Reacquired:(c)
Class A(b)	(1,805,231)	(18,181,669)	(3,686,791)	(47,591,773)

Class B	(363,580)	(3,408,359)	(1,085,287)	(13,737,890)

Class C	(396,616)	(3,850,125)	(1,106,924)	(14,017,878)

Class Y	(13,329)	(142,395)	(3,921)	(35,555)

Institutional Class	(11,381)	(86,446)	(7,706,338)	(103,306,250)

Net increase (decrease) in share activity	(1,919,857)	$(18,738,462)	(12,005,507)	$(157,328,318)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 19% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	37,776	$426,494

Class A	(37,776)	(426,494)

(c)	Net of redemption fees of $770 and $1,664 allocated among the classes based on relative net assets of each class for the years ended December 31, 2009 and 2008, respectively.

21        AIM Global Core Equity Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net		Ratio of net
	Net asset		(losses) on		Dividends	Distributions					net assets		assets without		investment
	value,	Net	securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period(b)	Return(c)	(000s omitted)	absorbed		absorbed		net assets		turnover(d)

Class A
Year ended 12/31/09	$9.56	$0.12	$2.76	$2.88	$(0.08)	$—	$(0.08)	$12.36	30.08%	$65,333	1.93	%(e)	1.93	%(e)	1.10	%(e)	43%
Year ended 12/31/08	15.75	0.12	(6.27)	(6.15)	(0.04)	—	(0.04)	9.56	(39.03)	60,767	1.58		1.59		0.96		146
Year ended 12/31/07	16.14	0.18	0.19	0.37	(0.22)	(0.54)	(0.76)	15.75	2.31	139,688	1.44		1.47		1.08		35
Year ended 12/31/06	13.97	0.14	2.82	2.96	(0.17)	(0.62)	(0.79)	16.14	21.16	149,283	1.53		1.58		0.88		24
Year ended 12/31/05	13.28	0.13	1.38	1.51	(0.16)	(0.66)	(0.82)	13.97	11.35	93,363	1.62		1.67		0.91		51

Class B
Year ended 12/31/09	9.26	0.04	2.65	2.69	—	—	—	11.95	29.05	13,360	2.68	(e)	2.68	(e)	0.35	(e)	43
Year ended 12/31/08	15.37	0.03	(6.10)	(6.07)	(0.04)	—	(0.04)	9.26	(39.48)	15,675	2.33		2.34		0.21		146
Year ended 12/31/07	15.73	0.05	0.20	0.25	(0.07)	(0.54)	(0.61)	15.37	1.62	50,018	2.19		2.22		0.33		35
Year ended 12/31/06	13.65	0.02	2.75	2.77	(0.07)	(0.62)	(0.69)	15.73	20.27	65,013	2.28		2.33		0.13		24
Year ended 12/31/05	13.02	0.03	1.34	1.37	(0.08)	(0.66)	(0.74)	13.65	10.51	49,827	2.33		2.38		0.20		51

Class C
Year ended 12/31/09	9.26	0.04	2.66	2.70	—	—	—	11.96	29.16	12,900	2.68	(e)	2.68	(e)	0.35	(e)	43
Year ended 12/31/08	15.38	0.03	(6.11)	(6.08)	(0.04)	—	(0.04)	9.26	(39.52)	12,604	2.33		2.34		0.21		146
Year ended 12/31/07	15.74	0.05	0.20	0.25	(0.07)	(0.54)	(0.61)	15.38	1.62	34,626	2.19		2.22		0.33		35
Year ended 12/31/06	13.66	0.02	2.75	2.77	(0.07)	(0.62)	(0.69)	15.74	20.26	44,587	2.28		2.33		0.13		24
Year ended 12/31/05	13.03	0.03	1.34	1.37	(0.08)	(0.66)	(0.74)	13.66	10.50	24,316	2.33		2.38		0.20		51

Class Y
Year ended 12/31/09	9.56	0.14	2.76	2.90	(0.10)	—	(0.10)	12.36	30.39	663	1.68	(e)	1.68	(e)	1.35	(e)	43
Year ended 12/31/08(f)	11.29	0.02	(1.71)	(1.69)	(0.04)	—	(0.04)	9.56	(14.95)	345	1.67	(g)	1.67	(g)	0.87	(g)	146

Institutional Class
Year ended 12/31/09	9.61	0.17	2.82	2.99	(0.15)	—	(0.15)	12.45	31.17	11	1.24	(e)	1.24	(e)	1.79	(e)	43
Year ended 12/31/08	15.77	0.22	(6.34)	(6.12)	(0.04)	—	(0.04)	9.61	(38.79)	118	0.97		0.98		1.57		146
Year ended 12/31/07	16.17	0.26	0.19	0.45	(0.31)	(0.54)	(0.85)	15.77	2.84	111,805	0.93		0.96		1.59		35
Year ended 12/31/06	13.98	0.22	2.83	3.05	(0.24)	(0.62)	(0.86)	16.17	21.81	51,005	0.98		1.03		1.43		24
Year ended 12/31/05(f)	13.90	0.04	0.86	0.90	(0.16)	(0.66)	(0.82)	13.98	6.48	2,542	1.09	(g)	1.14	(g)	1.44	(g)	51

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $59,731, $13,407, $12,065, $525 and $28 for Class A, Class B, Class C, Class Y and Institutional Class shares, respectively.
(f)	Commencement date of October 3, 2008 and October 25, 2005 for Class Y and Institutional Class shares, respectively.
(g)	Annualized.

22        AIM Global Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Funds Group
and Shareholders of AIM Global Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Global Core Equity Fund (one of the funds constituting AIM Funds Group, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 17, 2010
Houston, Texas

23        AIM Global Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/09)	(12/31/09)[1]	Period[2]	(12/31/09)	Period[2]	Ratio
A	$1,000.00	$1,212.00	$10.15	$1,016.03	$9.25	1.82%

B	1,000.00	1,207.10	14.30	1,012.25	13.03	2.57

C	1,000.00	1,206.90	14.30	1,012.25	13.03	2.57

Y	1,000.00	1,212.50	8.76	1,017.29	7.98	1.57

Institutional	1,000.00	1,214.40	6.92	1,018.95	6.31	1.24

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2009 through December 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

24        AIM Global Core Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2009:

Federal and State Income Tax

Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	100.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25        AIM Global Core Equity Fund

Trustees and Officers
The address of each trustee and officer of AIM Funds Group (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer	During Past 5 Years	Held by Trustee
	Since

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Adviser to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	None

		Formerly: Chairman, Invesco Aim Advisors, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co- Chief Executive Officer, Invesco Advisers, inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company); Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC	None
		Formerly: Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1987	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2003	Retired	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars Foundation and Executive Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	None

Lewis F. Pennock — 1942 Trustee	1992	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2003	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired	None
		Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

T-1

Trustees and Officers – (continued)

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer	During Past 5 Years	Held by Trustee
	Since

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC	N/A
		Formerly: Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisors, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®	N/A
		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); and Vice President, The AIM Family of Funds®	N/A
		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.)	N/A
		Formerly: Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Karen Dunn Kelley — 1960 Vice President	1992	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)	N/A
		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., and The AIM Family of Funds®	N/A
		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The AIM Family of Funds®, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.	N/A
		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 100	Invesco Advisers, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 100	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-2

Invesco Aim Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco Aim collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco Aim, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco Aim maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website – invescoaim.com. More detail is available to you at that site.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. In the Financial Products box, click on Mutual Funds; then, in the Fund Information box, select Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-01540 and 002-27334.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website, sec.gov.

      Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.
      If used after April 20, 2010, this report must be accompanied by a Quarterly Performance Review for the most recent quarter-end.
      Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Aim Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

invescoaim.com	GCE-AR-1	Invesco Aim Distributors, Inc.

Annual Report to Shareholders

December 31, 2009

AIM International Small Company Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
21	Financial Highlights
22	Auditor’s Report
23	Fund Expenses
24	Tax Information
T-1	Trustees and Officers

Letters to Shareholders
Philip Taylor
Dear Shareholders:
While the year ended December 31, 2009, was difficult, economic conditions and market trends appeared more favorable at the close of the year than at its start. Calendar year 2009 began amid a sharp stock market sell off that continued until March, when an abrupt market rebound began.

Increased communication
This volatility prompted a greater than usual number of mutual fund shareholders to contact me. Some of you took the time to write a letter while others of you emailed me at phil@invescoaim.com. Your questions, comments and suggestions gave me better insight into what was on your minds.
     As a result, Invesco Aim’s investment professionals and I have increased our efforts to stay in touch and share our views with you. We increased the number of “Investment Perspectives” articles on our website, invescoaim.com. Through these articles, we’ve tried to provide timely market commentary, general investor education information and sector updates. I hope you’ll take a moment to read them and let me know if you find them useful.
     To access your Fund’s latest quarterly commentary, click on “Mutual Funds” inside the “Financial Products” box. Then, in the “Fund Information” box, click on “Quarterly Commentary” and select your Fund.
Guarded optimism
Despite a steady stream of bad economic news, markets in the U.S. and around the world began a robust recovery in March 2009. History has shown that no matter how positive or negative the economic news of the day may be, markets tend to look forward – often anticipating economic improvement or deterioration well before it arrives.
     U.S. gross domestic product (GDP) contracted in the final two quarters of 2008 and the first two quarters of 2009. But GDP expanded in the third quarter of 2009 at an annualized rate of 2.2%, the strongest rate of growth in two years.1
     In December 2009, the U.S. Federal Reserve (the Fed) cited signs that economic activity was picking up2:
■	The housing sector shows some signs of recent improvement.

■	Household spending appears to be expanding moderately, despite high unemployment, modest income growth and tight credit.

■	Businesses continue to cut back on fixed investment, albeit at a slower pace than previously.
     Nonetheless, unemployment continued to cast a pall over empirical evidence showing that the U.S. economy was improving. The unemployment rate rose from 7.7% to 10.0% in 20093 – and those who remained employed worried about their job security.
     As a result, many Americans have decided to spend less and save more. One government estimate suggests Americans saved just 1.7% of their disposable personal income in 2007 and just 2.7% in 2008.1 That same estimate suggests Americans saved 3.7%, 5.4% and 4.5% of their disposable personal income in the first, second and third quarters of 2009, respectively.1
     Many families have decided that spending less and saving more makes sense – and they are to be applauded for doing so. After all, while we can’t control market returns, we can control how much we regularly save and invest.
     Markets rise and fall, and sharp, sudden rebounds have historically often been followed by unpleasant, abrupt market downturns. While it may be difficult to save and invest more – particularly over a long time horizon and in periods of economic hardship – it really is a reliable way to build an investment portfolio.
     If you’ve decided to save and invest more, it’s important that you work with an experienced, trusted financial adviser. A financial adviser can help you prepare for 2010 by updating you on market conditions, helping you reevaluate your risk tolerance and suggesting investments that may be appropriate for you, given your changing needs and goals.
A single focus
I believe Invesco Aim is uniquely positioned to serve our clients. Our parent company, Invesco Ltd., is one of the largest4 and most diversified global asset managers. We provide clients with diversified investment strategies and a range of investment products managed by distinct management teams around the world. We believe we can serve you best by focusing on one thing and doing it well: managing your money.
     Our investment professionals have managed clients’ money in up markets and down markets. All of us here recognize that market conditions change often; what will not change is our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service.
     If you have questions about this report or your account, please contact one of our client services representatives at 800 959 4246. Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim
1 Bureau of Economic Analysis; 2 U.S. Federal Reserve; 3 Bureau of Labor Statistics; 4 Pensions & Investments

2 AIM International Small Company Fund

Bruce Crockett
Dear Fellow Shareholders:
By all accounts, 2009 was a challenging year for all of us. Although the economy and financial markets whipsawed us through much of last year, the final months of the decade concluded with many of us feeling somewhat more optimistic about 2010 as we began to see the markets and economy evidence the first green shoots of recovery.
     Perhaps the most valuable takeaway from 2009 is the manner in which it underscored the importance of adopting the long-term, appropriately diversified investment strategy I’ve mentioned in my previous letters. If anything, last year was the litmus test for this approach.
     Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your savings and a deep appreciation for your trust. We have already begun the annual review and management contract renewal process and will continue to seek to manage costs and reward performance in ways that put your interests first. (It might also interest you to know that the Board currently has five committees – Compliance, Audit, Governance, Investments, and Valuation Distribution and Proxy Voting – whose members exercise oversight to maintain the AIM Funds “Investor First” orientation.)
     To that end, some of you may have seen it reported in October 2009 that Invesco will assume the management of the Van Kampen family of mutual funds as well as the Morgan Stanley retail funds. The closing will be later this year and we view this addition as an excellent opportunity to provide you, our shareholders, access to an even broader range of well-diversified mutual funds under the Invesco umbrella. I’ll keep you updated on the work we’re doing to deliver the value of this acquisition to our shareholders in my upcoming letters.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming year.
Sincerely,

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees

3 AIM International Small Company Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended December 31, 2009, all share classes of AIM International Small Company Fund, at net asset value, delivered strong double-digit returns, meaningfully outperforming both the Fund’s style-specific index, the MSCI World Ex-US Small Cap Index and the broad market MSCI EAFE Index. This absolute and relative outperformance was largely explained by the Fund management team’s ability to identify under-followed, attractively valued high quality small-cap investments in both developed and emerging markets.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/08 to 12/31/09, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	65.63%

Class B Shares	64.48

Class C Shares	64.48

Class Y Shares	66.09

Institutional Class Shares	66.56

MSCI EAFE Index▼ (Broad Market Index)	31.78

MSCI World Ex-US Small Cap Index▼ (Style-Specific Index)	50.82

Lipper International Small/Mid-Cap Growth Funds Index▼ (Peer Group Index)	54.44

▼ Lipper Inc.

How we invest
When selecting stocks for your Fund, we employ a disciplined investment strategy that emphasizes fundamental research, supported by both quantitative analysis and portfolio construction techniques. Our EQV (Earnings, Quality, Valuation) strategy focuses primarily on identifying quality companies that have experienced, or exhibit the potential for, accelerating or above average earnings growth but whose stock prices do not fully reflect these attributes.
     While research responsibilities within the portfolio management team are focused by geographic region, we select investments for the Fund by using a bottom-up investment approach, which means that we construct the Fund primarily on a stock-by-stock basis. We focus on the strengths of individual companies rather than sectors, countries or market-cap trends.
     We believe disciplined sell decisions are key to successful investing. We consider selling a stock for one of the following reasons:
■	A company’s fundamentals deteriorate, or it posts disappointing earnings.

■	A stock’s price seems overvalued.

■	A more attractive opportunity becomes available.

Market conditions and your Fund
The fiscal year was truly a tale of two markets. During the first few months of the fiscal year, we saw the tail end, and greatest depths, of a global recession. In early March 2009, global equity markets began to recover some of the losses, from deeply oversold levels, as unprecedented, synchronized action by global policy makers improved the outlook for economic recovery. The vast majority of developed countries finished the period with strong double-digit returns, while many emerging markets posted even larger gains. The stocks of smaller companies generally outperformed those of larger companies, as represented by MSCI EAFE Index1, primarily because smaller companies had generally sold off more severely during the prior extreme bear market.
     Within this environment, Class A shares of AIM International Small Company Fund, at net asset value, returned gains of 65.63% for the reporting period, meaningfully outperforming its style-specific benchmark, the MSCI World Ex-US Small Cap Index, which returned 50.82%.1 The Fund benefited from strong stock selection as well as the broad snap-back in global stock markets from deeply oversold levels.
     The Fund significantly outperformed its style-specific index across almost all regions. It also outperformed the index in seven out of 10 sectors. From a regional perspective, Asia and Latin America were the top contributors from both an absolute and relative perspective. The Fund’s significant underweight position to the relatively weaker Japanese equity market was responsible for a substantial portion of the Fund’s outperformance in Asia. In addition to our underweight exposure, the select Japanese holdings that we did own delivered significant outperformance versus the index constituents. Although there were signs of improvement in the underlying fundamentals of this market, few growth opportunities met our stringent EQV-focused analysis. In general, we found more attractive opportunities in terms of quality and valuation elsewhere in the Asia ex-Japan region.
     At the sector level, consumer discretionary, utilities, financials, industrials and energy were the largest contributors to relative outperformance, all aided by particularly strong stock selection. In contrast, despite delivering robust double-digit gains in the materials sector, the Fund’s underweight exposure to this

Portfolio Composition
By sector

Industrials	22.9%

Consumer Discretionary	22.2

Financials	10.2

Information Technology	9.5

Consumer Staples	8.3

Utilities	7.5

Energy	6.9

Materials	1.6

Telecommunication Services	0.7

Health Care	0.6

Money Market Funds
PlusOther Assets Less Liabilities	9.6

Top 10 Equity Holdings*

1.	Equatorial Energia S.A.	3.7%

2.	IGB Corp. Berhad	3.3

3.	American Banknote S.A.	3.3

4.	Paddy Power PLC	2.8

5.	TGS Nopec Geophysical Co. A.S.A.	2.7

6.	Jumbo S.A.	2.4

7.	Homeserve PLC	2.4

8.	Mitie Group PLC	2.3

9.	Wirecard AG	2.2

10.	Parkson Holdings Berhad	2.1

Total Net Assets	$482.7 million

Total Number of Holdings*	78

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings.

4 AIM International Small Company Fund

segment of the market prevented it from fully participating in the sector’s strength.
     Regardless of sector or region, the Fund’s ability to go beyond the beaten path enabled us to identify many overlooked but rewarding quality growth opportunities that were not represented in the benchmark index. Strong performers over the reporting period included:
■	Xinyi Glass Holding Co. – a Chinese automobile and construction glass manufacturer.

■	Paddy Power – an Irish online gambling services provider.

■	Equatorial Energia – a Brazilian generator, distributor and trader of electrical energy.

■	American Banknote – a Brazil-based company providing solutions involving plastic card identification systems and print services.
     Additionally, we believe being bottom-up, active investors helped drive the Fund’s broad stock-driven success. In other words, we focus on selecting good stocks rather than trying to make top-down macroeconomic bets or managing to a benchmark. We actively invest in opportunities outside of the index, which include small-cap stocks in both developed and emerging markets. The Fund’s significant outperformance versus both its broad market and style-specific benchmark indexes highlights the potential benefits of our active investment management philosophy.
     Foreign exchange was another contributor to Fund performance. Because we do not typically hedge currencies – we buy stocks in their local currency and then translate that value back into U.S. dollars – foreign currency appreciation versus the U.S. dollar provided a boost to Fund performance
     Despite the Fund’s strong performance, there were a few stock-specific detractors during the reporting period including Malaysian department store operator Lion Diversified Holdings, Canadian-based tourism services provider Transat AT, South Korean-based confectionary products maker Lotte Confectionary, and Canadian diversified natural resources producer Sherritt International. We kept Lotte Confectionary but sold our positions in the other holdings prior to the end of the year.
     As previously emphasized, the Fund’s positioning is driven by our stock selection process as opposed to top down allocation decisions. In terms of sector positioning, at fiscal year end, the Fund’s largest absolute positions were in the industrials and consumer discretionary sectors with the latter also representing one our largest overweight exposures relative to the benchmark. The Fund’s largest underweight positions were in the financial services, materials and health care sectors. From a geographic perspective, the U.K. and Canada jointly represent approximately one-third of the Fund with the remainder being comprised of diverse exposure to smaller companies from more than 15 other countries.
     We primarily focus on companies that have well-capitalized balance sheets, with limited to no debt. Strong balance sheets give companies flexibility, which is always valuable but particularly so in today’s highly uncertain environment. As always, we continued to emphasize strong cash flow generation and attractive valuations. Over the year this focus led us to purchase several new holdings in the information technology sector, thus meaningfully increasing exposure to that area of the market. In contrast, holdings were sold and exposure reduced to the materials and financials sectors.
     Although the recent rally in the asset class no longer provides a valuation advantage over international large-cap stocks, international small-cap stocks remain at a significant discount to U.S. small cap stocks, further supporting the case for small-cap diversification abroad.
     Over the past 12 months, the Fund has experienced double-digit returns. While we are pleased to provide shareholders with this strong performance, it would be imprudent for us to suggest that such a level of performance is sustainable over the long term. With market volatility likely to continue for some time, our focus remains on ensuring that our portfolio holdings are high quality and have reasonable valuations. We believe that this balanced “EQV” focused approach should help deliver attractive returns over the long term.
     We welcome new investors to the Fund during 2009 and express our appreciation to all our shareholders for your continued investment in AIM International Small Company Fund.

1	Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Jason Holzer
Chartered Financial Analyst, senior portfolio manager, is lead manager of AIM International Small Company Fund with respect to the Fund’s European and Canadian investments. Mr. Holzer joined Invesco Aim in 1996. He earned a B.A. in quantitative economics and an M.S. in engineering economic systems from Stanford University.
Shuxin Cao
Chartered Financial Analyst, portfolio manager, is lead manager of AIM International Small Company Fund with respect to the Fund’s Asia Pacific and Latin America investments. He joined Invesco Aim in 1997. Mr. Cao graduated from Tianjin Foreign Language Institute with a B.A. in English and also earned an M.B.A. from Texas A&M University. He is a Certified Public Accountant.
Borge Endresen
Chartered Financial Analyst, portfolio manger, is manager of AIM International Small Company Fund. Mr. Endresen joined Invesco Aim in 1999. He graduated summa cum laude from the University of Oregon with a B.S. in finance. Mr. Endresen also earned an M.B.A. from The University of Texas at Austin.
Assisted by the Asia Pacific/Latin America Team and the Europe/Canada Team

5 AIM International Small Company Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund and index data from 8/31/00

1	Lipper Inc.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges.
Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $4,000 and $8,000 is the same size as the space between $8,000 and $16,000, and so on.

6 AIM International Small Company Fund

Average Annual Total Returns
As of 12/31/09, including maximum applicable sales charges

Class A Shares

Inception (8/31/00)	10.49%

5 Years	8.97

1 Year	56.60

Class B Shares

Inception (8/31/00)	10.49%

5 Years	9.14

1 Year	59.48

Class C Shares

Inception (8/31/00)	10.38%

5 Years	9.40

1 Year	63.48

Class Y Shares

Inception	11.20%

5 Years	10.29

1 Year	66.09

Institutional Class Shares

Inception	11.39%

5 Years	10.63

1 Year	66.56
Class Y shares’ inception date is October 3, 2008; returns since that date are actual returns. All other returns are blended returns of actual Class Y share performance and restated Class A share performance (for periods prior to the inception date of Class Y shares) at net asset value. The restated Class A share performance reflects the Rule 12b-1 fees applicable to Class A shares as well as any fee waivers or expense reimbursements received by Class A shares. Class A shares’ inception date is August 31, 2000.
     Institutional Class shares’ inception date is October 25, 2005; returns since that date are actual returns. All other returns are blended returns of actual Institutional Class share performance and restated Class A share performance (for periods prior to the inception date of Institutional Class shares) at net asset value. The restated Class A share performance reflects the Rule 12b-1 fees applicable to Class A shares as well as any fee waivers or expense reimbursements received by Class A shares. Class A shares’ inception date is August 31, 2000.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Institutional Class shares was 1.58%, 2.33%, 2.33%, 1.33% and 1.14%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Institutional Class shares was 1.59%, 2.34%, 2.34%, 1.34% and 1.15%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/ or reimbursed expenses in the past, performance would have been lower.
     A 2% redemption fee will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.

1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2010. See current prospectus for more information.

7 AIM International Small Company Fund

AIM International Small Company Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of December 31, 2009, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any AIM fund. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	The values of convertible securities in which the Fund invests may be affected by market interest rates, the risk that the issuer may default on interest or principal payments, and the value of the underlying common stock into which these securities may be converted.

■	Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar. Transaction costs are often higher, and there may be delays in settlement procedures.

■	Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

■	Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

■	The prices of securities held by the Fund may decline in response to market risks.
■	Nondiversification increases the risk that the value of the Fund’s shares may vary more widely, and the Fund may be subject to greater investment and credit risk than if it invested more broadly.

■	Investing in a fund that invests in smaller companies involves risks not associated with investing in more established companies, such as business risk, stock price fluctuations and illiquidity.

About indexes used in this report
■	The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East.

■	The MSCI World Ex-US Small Cap Index is an unmanaged index considered representative of small-cap stocks of global developed markets, excluding those of the U.S.

■	The Lipper International Small/ Mid-Cap Growth Funds Index is an unmanaged index considered representative of international small/mid-growth funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
■	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	IEGAX
Class B Shares	IEGBX
Class C Shares	IEGCX
Class Y Shares	IEGYX
Institutional Class Shares	IEGIX

8 AIM International Small Company Fund

Schedule of Investments

December 31, 2009

	Shares	Value

Common Stocks & Other Equity Interests–89.08%
Austria–1.50%
Andritz AG	125,760	$7,250,410

Brazil–7.01%
American Banknote S.A.(a)	325,900	3,530,817

American Banknote S.A.	1,151,700	12,477,575

Equatorial Energia S.A.	1,732,800	17,835,066

		33,843,458

Canada–14.02%
Aastra Technologies Ltd.	166,100	5,475,824

AG Growth International, Inc.	121,705	4,035,412

Bird Construction Income Fund	120,000	3,944,627

Calian Technologies Ltd.	142,000	2,344,037

Churchill Corp. (The)–Class A(b)	136,400	2,500,764

Computer Modelling Group Ltd.	135,000	1,931,783

CYBERplex Inc.(b)	2,200,000	2,407,117

Daylight Resources Trust	586,500	5,680,577

Descartes Systems Group Inc. (The)(b)	500,000	3,006,517

Glentel Inc.	217,100	2,767,842

Groupe Aeroplan, Inc.	349,200	3,618,085

Le Chateau Inc.	291,000	3,779,221

MI Developments, Inc.–Class A(b)	140,008	1,719,298

MOSAID Technologies Inc.	208,500	3,773,056

Onex Corp.	264,704	5,936,039

Reitmans (Canada) Ltd.–Class A	291,700	4,632,009

Sierra Wireless Inc.(b)	320,000	3,397,745

Total Energy Services Inc.	1,014,790	6,710,233

		67,660,186

China–2.38%
American Dairy, Inc.(b)	10,711	232,214

Vinda International Holdings Ltd.	6,302,000	4,453,238

Xinyi Glass Holdings Co. Ltd.	7,548,000	6,788,667

		11,474,119

Germany–3.27%
CTS Eventim AG	46,000	2,242,699

MorphoSys AG(b)	121,118	2,945,696

Wirecard AG	773,129	10,614,847

		15,803,242

Greece–3.83%
Intralot S.A.	1,172,600	6,807,292

Jumbo S.A.	918,000	11,656,991

		18,464,283

Hong Kong–4.49%
First Pacific Co. Ltd.	15,096,000	9,147,769

Paliburg Holdings Ltd.	22,942,170	8,251,052

Regal Hotels International Holdings Ltd.	10,367,400	4,297,121

		21,695,942

Ireland–4.63%
DCC PLC	318,895	8,902,306

Paddy Power PLC	380,171	13,470,210

		22,372,516

Italy–1.19%
Ansaldo STS SpA	175,693	3,329,184

Cementir Holding S.p.A.	506,106	2,438,470

		5,767,654

Japan–3.29%
EXEDY Corp.	329,900	6,830,041

Nippon Ceramic Co., Ltd.	508,700	6,254,302

Nishio Rent All Co., Ltd.	116,100	771,880

Noritsu Koki Co., Ltd.	296,800	2,011,501

		15,867,724

Malaysia–5.43%
IGB Corp. Berhad(b)	27,777,100	16,012,487

Parkson Holdings Berhad	6,582,231	10,200,395

		26,212,882

Netherlands–1.53%
Aalberts Industries N.V.	518,984	7,404,423

New Zealand–1.11%
Freightways Ltd.	2,172,027	5,336,180

Norway–4.33%
Petroleum Geo-Services A.S.A.(b)	215,400	2,443,515

Prosafe S.E.	828,000	5,238,072

TGS Nopec Geophysical Co. A.S.A.(b)	732,423	13,204,742

		20,886,329

Philippines–4.45%
Energy Development Corp.(a)	5,506,250	556,865

Energy Development Corp.	55,352,500	5,597,982

First Gen Corp.(b)	15,596,000	3,253,687

First Gen Corp.–Rts.(b)	27,386,576	1,601,901

Globe Telecom, Inc.	166,920	3,296,582

Manila Water Co.	21,107,700	7,165,515

		21,472,532

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM International Small Company Fund

	Shares	Value

South Korea–2.97%
CJ Corp.	63,059	$3,381,806

Lotte Confectionery Co., Ltd.	5,291	5,877,338

MegaStudy Co., Ltd.	10,628	2,178,528

S1 Corp.	69,300	2,883,411

		14,321,083

Sweden–1.67%
Oriflame Cosmetics S.A.–SDR	135,400	8,066,913

Switzerland–1.41%
Aryzta AG	185,041	6,808,027

Thailand–3.96%
BEC World PCL	6,634,400	4,865,758

CP ALL PCL	7,484,000	5,539,086

Major Cineplex Group PCL	15,625,300	3,971,743

Siam Commercial Bank PCL	1,822,100	4,732,691

		19,109,278

United Kingdom–16.61%
Amlin PLC	693,960	3,986,059

Chemring Group PLC	125,340	5,900,639

Game Group PLC	1,663,780	2,849,768

Halma PLC	882,852	3,438,669

Homeserve PLC	424,217	11,516,018

IG Group Holdings PLC	1,060,852	6,460,071

Informa PLC	1,166,809	5,971,392

Kier Group PLC	452,426	7,510,124

Lancashire Holdings Ltd.	934,000	6,716,061

Mitie Group PLC	2,967,423	10,969,521

Playtech Ltd.	454,000	3,046,304

Savills PLC	529,930	2,740,162

Ultra Electronics Holdings PLC	217,400	4,791,588

VT Group PLC	511,772	4,268,439

		80,164,815

Total Common Stocks & Other Equity Interests (Cost $371,355,788)		429,981,996

Preferred Stocks–1.30%
Canada–0.16%
FirstService Corp.–Series 1, 7% Pfd.	36,320	753,640

Germany–1.14%
Fuchs Petrolub AG–Pfd.	59,694	5,537,655

Total Preferred Stocks (Cost $5,025,451)		6,291,295

Money Market Funds–6.66%
Liquid Assets Portfolio–Institutional Class(c)	16,079,074	16,079,074

Premier Portfolio–Institutional Class(c)	16,079,074	16,079,074

Total Money Market Funds (Cost $32,158,148)		32,158,148

TOTAL INVESTMENTS–97.04% (Cost $408,539,387)		468,431,439

OTHER ASSETS LESS LIABILITIES–2.96%		14,269,781

NET ASSETS–100.00%		$482,701,220

Investment Abbreviations:

Pfd.	– Preferred
Rts.	– Rights
SDR	– Swedish Depositary Receipt

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2009 was $4,087,682, which represented 0.85% of the Fund’s Net Assets.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM International Small Company Fund

Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments, at value (Cost $376,381,239)	$436,273,291

Investments in affiliated money market funds, at value and cost	32,158,148

Total investments, at value (Cost $408,539,387)	468,431,439

Cash	28,834

Foreign currencies, at value (Cost $12,605,120)	12,928,790

Receivables for:
Fund shares sold	1,486,945

Dividends	2,013,854

Investment for trustee deferred compensation and retirement plans	22,453

Other assets	22,552

Total assets	484,934,867

Liabilities:
Payables for:
Fund shares reacquired	722,054

Accrued fees to affiliates	322,892

Accrued other operating expenses	1,119,603

Trustee deferred compensation and retirement plans	69,098

Total liabilities	2,233,647

Net assets applicable to shares outstanding	$482,701,220

Net assets consist of:
Shares of beneficial interest	$505,894,013

Undistributed net investment income	(115,057)

Undistributed net realized gain (loss)	(83,287,618)

Unrealized appreciation	60,209,882

$482,701,220

Net Assets:
Class A	$354,623,663

Class B	$26,946,379

Class C	$46,645,867

Class Y	$20,215,822

Institutional Class	$34,269,489

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	23,558,748

Class B	1,849,420

Class C	3,201,108

Class Y	1,340,396

Institutional Class	2,287,184

Class A:
Net asset value per share	$15.05

Maximum offering price per share
(Net asset value of $15.05 divided by 94.50%)	$15.93

Class B:
Net asset value and offering price per share	$14.57

Class C:
Net asset value and offering price per share	$14.57

Class Y:
Net asset value and offering price per share	$15.08

Institutional Class:
Net asset value and offering price per share	$14.98

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM International Small Company Fund

Statement of Operations

For the year ended December 31, 2009

Investment income:
Dividends (net of foreign withholding taxes of $826,993)	$11,574,606

Dividends from affiliated money market funds	71,200

Total investment income	11,645,806

Expenses:
Advisory fees	3,218,456

Administrative services fees	119,766

Custodian fees	197,527

Distribution fees:
Class A	636,778

Class B	224,058

Class C	353,931

Transfer agent fees — A, B, C, and Y	872,919

Transfer agent fees — Institutional	3,653

Trustees’ and officers’ fees and benefits	29,556

Other	217,037

Total expenses	5,873,681

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(35,605)

Net expenses	5,838,076

Net investment income	5,807,730

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of foreign taxes of $43,969)	(62,413,455)

Foreign currencies	473,845

(61,939,610)

Change in net unrealized appreciation of:
Investment securities (net of foreign taxes on holdings of $(941,976))	222,404,175

Foreign currencies	279,100

222,683,275

Net realized and unrealized gain	160,743,665

Net increase in net assets resulting from operations	$166,551,395

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM International Small Company Fund

Statement of Changes in Net Assets

For the years ended December 31, 2009 and 2008

	2009	2008

Operations:
Net investment income	$5,807,730	$7,648,831

Net realized gain (loss)	(61,939,610)	(16,131,942)

Change in net unrealized appreciation (depreciation)	222,683,275	(406,820,758)

Net increase (decrease) in net assets resulting from operations	166,551,395	(415,303,869)

Distributions to shareholders from net investment income:
Class A	(3,890,264)	(6,462,996)

Class B	(153,738)	(306,690)

Class C	(262,066)	(465,730)

Class Y	(252,032)	(218,002)

Institutional Class	(496,714)	(704,614)

Total distributions from net investment income	(5,054,814)	(8,158,032)

Distributions to shareholders from net realized gains:
Class A	—	(13,195,998)

Class B	—	(1,403,160)

Class C	—	(2,133,238)

Class Y	—	(445,334)

Institutional Class	—	(1,094,398)

Total distributions from net realized gains	—	(18,272,128)

Share transactions-net:
Class A	46,215,049	(178,801,758)

Class B	(3,071,958)	(24,673,696)

Class C	1,614,818	(41,774,712)

Class Y	8,965,362	9,319,745

Institutional Class	8,177,196	(1,808,025)

Net increase (decrease) in net assets resulting from share transactions	61,900,467	(237,738,446)

Net increase (decrease) in net assets	223,397,048	(679,472,475)

Net assets:
Beginning of year	259,304,172	938,776,647

End of year (includes undistributed net investment income of $(115,057) and $(1,431,921), respectively)	$482,701,220	$259,304,172

Notes to Financial Statements

December 31, 2009

NOTE 1—Significant Accounting Policies

AIM International Small Company Fund (the “Fund”) is a series portfolio of AIM Funds Group (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges

13        AIM International Small Company Fund

(“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  Effective the close of business on January 29, 2010, the Fund will be offered on a limited basis to certain investors.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

14        AIM International Small Company Fund

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

15        AIM International Small Company Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.935%

Next $250 million	0.91%

Next $500 million	0.885%

Next $1.5 billion	0.86%

Next $2.5 billion	0.835%

Next $2.5 billion	0.81%

Next $2.5 billion	0.785%

Over $10 billion	0.76%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Funds between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  On December 31, 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc. and the consolidated adviser firm was renamed Invesco Advisers, Inc.
  Effective July 1, 2009, the Adviser has contractually agreed, through at least April 30, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Institutional Class shares to 2.25%, 3.00%, 3.00%, 2.00% and 2.00%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time. The Adviser did not waive fees and/or reimburse expenses during the period under this limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended December 31, 2009, the Adviser waived advisory fees of $29,035.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2009, Invesco Ltd. reimbursed expenses of the Fund in the amount of $640.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Class A, Class B, Class C, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance

16        AIM International Small Company Fund

to the shareholder. During the year ended December 31, 2009, IADI advised the Fund that IADI retained $39,130 in front-end sales commissions from the sale of Class A shares and $0, $32,050 and $1,695 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Austria	$—	$7,250,410	$—	$7,250,410

Brazil	16,008,392	17,835,066	—	33,843,458

Canada	68,413,826	—	—	68,413,826

China	232,214	11,241,905	—	11,474,119

Germany	5,537,655	15,803,242	—	21,340,897

Greece	11,656,991	6,807,292	—	18,464,283

Hong Kong	—	21,695,942	—	21,695,942

Ireland	22,372,516	—	—	22,372,516

Italy	—	5,767,654	—	5,767,654

Japan	2,783,381	13,084,343	—	15,867,724

Malaysia	10,200,395	16,012,487	—	26,212,882

Netherlands	—	7,404,423	—	7,404,423

New Zealand	—	5,336,180	—	5,336,180

Norway	—	20,886,329	—	20,886,329

Philippines	—	19,870,631	1,601,901	21,472,532

South Korea	—	14,321,083	—	14,321,083

Sweden	—	8,066,913	—	8,066,913

Switzerland	6,808,027	—	—	6,808,027

Thailand	3,971,743	15,137,535	—	19,109,278

United Kingdom	15,352,295	64,812,520	—	80,164,815

United States	32,158,148	—	—	32,158,148

Total Investments	$195,495,583	$271,333,955	$1,601,901	$468,431,439

17        AIM International Small Company Fund

NOTE 4—Investments in Other Affiliates

The Investment Company Act of 1940 defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the investments in affiliates for the year ended December 31, 2009.

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value	Dividend
	12/31/08	at Cost	from Sales	Appreciation	Gain (Loss)	12/31/09	Income

Lion Diversified Holdings Berhad(a)	$2,566,238	$—	$(1,819,873)	$11,250,521	$(11,996,886)	$—	$—

Transat A.T. Inc. — Class A(a)	1,554,712	—	(856,354)	1,390,496	(2,088,854)	—	—

Total Investments in Other Affiliates	$4,120,950	$—	$(2,676,227)	$12,641,017	(14,085,740)	$—	$—

(a)	As of December 31, 2009, the security is no longer considered an affiliate of the fund.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2009, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $5,930.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2009, the Fund paid legal fees of $3,489 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2009 and 2008:

	2009	2008

Ordinary income	$5,054,814	$8,611,595

Long-term capital gain	—	17,818,565

Total distributions	$5,054,814	$26,430,160

Tax Components of Net Assets at Period-End:

2009

Net unrealized appreciation — investments	$58,497,878

Net unrealized appreciation — other investments	317,831

Temporary book/tax differences	(70,818)

Post-October deferrals	(22,691)

Capital loss carryforward	(81,914,993)

Shares of beneficial interest	505,894,013

Total net assets	$482,701,220

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

18        AIM International Small Company Fund

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of December 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2017	$81,914,993

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2009 was $107,970,515 and $81,489,882, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$96,198,944

Aggregate unrealized (depreciation) of investment securities	(37,701,066)

Net unrealized appreciation of investment securities	$58,497,878

Cost of investments for tax purposes is $409,933,561.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and litigation settlement, on December 31, 2009, undistributed net investment income was increased by $563,948, undistributed net realized gain (loss) was decreased by $519,491 and shares of beneficial interest decreased by $44,457. This reclassification had no effect on the net assets of the Fund.

19        AIM International Small Company Fund

NOTE 11—Share Information

	Summary of Share Activity

	Year ended December 31,
	2009(a)		2008
	Shares	Amount	Shares	Amount

Sold:
Class A	10,425,876	$132,847,068	3,944,341	$66,066,363

Class B	299,020	3,703,193	84,951	1,385,365

Class C	846,821	10,619,335	293,097	5,060,685

Class Y(b)	1,103,910	13,592,509	673,854	8,934,904

Investor Class	927,050	12,222,989	267,690	5,185,640

Issued as reinvestment of dividends:
Class A	241,061	3,536,095	2,075,136	18,136,233

Class B	8,551	130,118	192,454	1,630,847

Class C	15,640	231,365	285,598	2,421,874

Class Y	14,056	206,629	72,497	634,351

Institutional Class	34,021	496,707	207,259	1,799,012

Automatic conversion of Class B shares to Class A shares:
Class A	178,580	2,065,078	398,719	6,695,311

Class B	(184,503)	(2,065,078)	(419,058)	(6,695,311)

Reacquired:(c)
Class A(b)	(7,882,798)	(92,233,192)	(16,756,417)	(269,699,665)

Class B	(442,625)	(4,840,191)	(1,285,848)	(20,994,597)

Class C	(848,098)	(9,235,882)	(3,156,900)	(49,257,271)

Class Y	(499,369)	(4,833,776)	(24,552)	(249,510)

Institutional Class	(400,456)	(4,542,500)	(629,201)	(8,792,677)

Net increase (decrease) in share activity	3,836,737	$61,900,467	(13,776,380)	$(237,738,446)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 16% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A into Class Y of the Fund:

Class	Shares	Amount

Class Y	637,414	$8,522,224

Class A	(637,414)	(8,522,224)

(c)	Net of redemption fees of $34,884 and $49,115 allocated among the classes based on relative net assets of each class for the years ended December 31, 2009 and 2008, respectively.

20        AIM International Small Company Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
												expenses		expenses
				Net gains								to average		to average net		Ratio of net
	Net asset	Net		(losses) on		Dividends	Distributions					net assets		assets without		investment
	value,	investment		securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income		realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)		unrealized)	operations	income	gains	Distributions	of period(a)	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 12/31/09	$9.19	$0.21	(d)	$5.82	$6.03	$(0.17)	$—	$(0.17)	$15.05	65.63%	$354,624	1.60	%(e)	1.61	%(e)	1.76	%(e)	26%
Year ended 12/31/08	22.45	0.24	(d)	(12.47)	(12.23)	(0.34)	(0.69)	(1.03)	9.19	(54.24)	189,189	1.57		1.58		1.38		19
Year ended 12/31/07	24.13	0.32	(d)	3.79	4.11	(0.38)	(5.41)	(5.79)	22.45	17.39	694,568	1.47		1.50		1.16		40
Year ended 12/31/06	20.52	0.23	(d)	7.54	7.77	(0.23)	(3.93)	(4.16)	24.13	38.18	635,318	1.54		1.58		0.93		69
Year ended 12/31/05	16.17	0.07		5.12	5.19	(0.05)	(0.79)	(0.84)	20.52	32.21	451,630	1.61		1.64		0.42		60

Class B
Year ended 12/31/09	8.91	0.12	(d)	5.62	5.74	(0.08)	—	(0.08)	14.57	64.48	26,946	2.35	(e)	2.36	(e)	1.01	(e)	26
Year ended 12/31/08	21.58	0.11	(d)	(11.94)	(11.83)	(0.15)	(0.69)	(0.84)	8.91	(54.61)	19,323	2.32		2.33		0.63		19
Year ended 12/31/07	23.37	0.11	(d)	3.67	3.78	(0.16)	(5.41)	(5.57)	21.58	16.54	77,598	2.22		2.25		0.41		40
Year ended 12/31/06	19.95	0.04	(d)	7.32	7.36	(0.01)	(3.93)	(3.94)	23.37	37.20	86,236	2.29		2.33		0.18		69
Year ended 12/31/05	15.81	(0.05)		4.98	4.93	—	(0.79)	(0.79)	19.95	31.28	76,626	2.35		2.38		(0.32)		60

Class C
Year ended 12/31/09	8.91	0.12	(d)	5.62	5.74	(0.08)	—	(0.08)	14.57	64.48	46,646	2.35	(e)	2.36	(e)	1.01	(e)	26
Year ended 12/31/08	21.57	0.11	(d)	(11.93)	(11.82)	(0.15)	(0.69)	(0.84)	8.91	(54.58)	28,391	2.32		2.33		0.63		19
Year ended 12/31/07	23.36	0.11	(d)	3.67	3.78	(0.16)	(5.41)	(5.57)	21.57	16.53	124,359	2.22		2.25		0.41		40
Year ended 12/31/06	19.94	0.04	(d)	7.32	7.36	(0.01)	(3.93)	(3.94)	23.36	37.21	124,161	2.29		2.33		0.18		69
Year ended 12/31/05	15.81	(0.05)		4.97	4.92	—	(0.79)	(0.79)	19.94	31.22	102,861	2.35		2.38		(0.32)		60

Class Y
Year ended 12/31/09	9.20	0.26	(d)	5.81	6.07	(0.19)	—	(0.19)	15.08	66.09	20,216	1.35	(e)	1.36	(e)	2.01	(e)	26
Year ended 12/31/08(f)	13.37	0.03	(d)	(3.17)	(3.14)	(0.34)	(0.69)	(1.03)	9.20	(23.08)	6,638	1.63	(g)	1.63	(g)	1.32	(g)	19

Institutional Class
Year ended 12/31/09	9.13	0.28	(d)	5.79	6.07	(0.22)	—	(0.22)	14.98	66.56	34,269	1.10	(e)	1.11	(e)	2.26	(e)	26
Year ended 12/31/08	22.47	0.32	(d)	(12.52)	(12.20)	(0.45)	(0.69)	(1.14)	9.13	(54.02)	15,762	1.13		1.14		1.82		19
Year ended 12/31/07	24.14	0.43	(d)	3.80	4.23	(0.49)	(5.41)	(5.90)	22.47	17.90	42,253	1.08		1.11		1.55		40
Year ended 12/31/06	20.52	0.33	(d)	7.55	7.88	(0.33)	(3.93)	(4.26)	24.14	38.73	19,384	1.14		1.18		1.33		69
Year ended 12/31/05(f)	18.73	0.03		2.61	2.64	(0.06)	(0.79)	(0.85)	20.52	14.19	972	1.18	(g)	1.21	(g)	0.85	(g)	60

(a)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Calculated using average shares outstanding.
(e)	Ratios are based on average daily net assets (000’s omitted) of $254,711, $22,406, $35,393, $11,561 and $22,737 for Class A, Class B, Class C, Class Y and Institutional Class shares, respectively.
(f)	Commencement date of October 3, 2008 and October 25, 2005 for Class Y and Institutional Class shares, respectively.
(g)	Annualized.

21        AIM International Small Company Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Funds Group
and Shareholders of AIM International Small Company Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM International Small Company Fund (one of the funds constituting AIM Funds Group, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 17, 2010
Houston, Texas

22        AIM International Small Company Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/09)	(12/31/09)[1]	Period[2]	(12/31/09)	Period[2]	Ratio
A	$1,000.00	$1,250.70	$8.68	$1,017.49	$7.78	1.53%

B	1,000.00	1,246.20	12.91	1,013.71	11.57	2.28

C	1,000.00	1,246.20	12.91	1,013.71	11.57	2.28

Y	1,000.00	1,252.50	7.27	1,018.75	6.51	1.28

Institutional	1,000.00	1,253.70	6.19	1,019.71	5.55	1.09

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2009 through December 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23        AIM International Small Company Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2009:

Federal and State Income Tax

Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24        AIM International Small Company Fund

Trustees and Officers
The address of each trustee and officer of AIM Funds Group (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer	During Past 5 Years	Held by Trustee
	Since

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Adviser to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	None

		Formerly: Chairman, Invesco Aim Advisors, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co- Chief Executive Officer, Invesco Advisers, inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company); Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC	None
		Formerly: Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1987	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2003	Retired	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars Foundation and Executive Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	None

Lewis F. Pennock — 1942 Trustee	1992	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2003	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired	None
		Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

T-1

Trustees and Officers – (continued)

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer	During Past 5 Years	Held by Trustee
	Since

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC	N/A
		Formerly: Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisors, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®	N/A
		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); and Vice President, The AIM Family of Funds®	N/A
		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.)	N/A
		Formerly: Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Karen Dunn Kelley — 1960 Vice President	1992	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)	N/A
		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., and The AIM Family of Funds®	N/A
		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The AIM Family of Funds®, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.	N/A
		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 100	Invesco Advisers, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 100	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-2

Invesco Aim Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco Aim collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco Aim, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco Aim maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website — invescoaim.com. More detail is available to you at that site.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. In the Financial Products box, click on Mutual Funds; then, in the Fund Information box, select Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-01540 and 002-27334.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website, sec.gov.

      Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.
      If used after April 20, 2010, this report must be accompanied by a Quarterly Performance Review for the most recent quarter-end.
      Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Aim Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

invescoaim.com	ISC-AR-1	Invesco Aim Distributors, Inc.

Invesco Aim

Annual Report to Shareholders December 31, 2009

AIM Mid Cap Basic Value Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
20	Financial Highlights
21	Auditor’s Report
22	Fund Expenses
23	Tax Information
T-1	Trustees and Officers

Letters to Shareholders
Philip Taylor
Dear Shareholders:
While the year ended December 31, 2009, was difficult, economic conditions and market trends appeared more favorable at the close of the year than at its start. Calendar year 2009 began amid a sharp stock market sell off that continued until March, when an abrupt market rebound began.

Increased communication
This volatility prompted a greater than usual number of mutual fund shareholders to contact me. Some of you took the time to write a letter while others of you emailed me at phil@invescoaim.com. Your questions, comments and suggestions gave me better insight into what was on your minds.
     As a result, Invesco Aim’s investment professionals and I have increased our efforts to stay in touch and share our views with you. We increased the number of “Investment Perspectives” articles on our website, invescoaim.com. Through these articles, we’ve tried to provide timely market commentary, general investor education information and sector updates. I hope you’ll take a moment to read them and let me know if you find them useful.
     To access your Fund’s latest quarterly commentary, click on “Mutual Funds” inside the “Financial Products” box. Then, in the “Fund Information” box, click on “Quarterly Commentary” and select your Fund.
Guarded optimism
Despite a steady stream of bad economic news, markets in the U.S. and around the world began a robust recovery in March 2009. History has shown that no matter how positive or negative the economic news of the day may be, markets tend to look forward — often anticipating economic improvement or deterioration well before it arrives.
     U.S. gross domestic product (GDP) contracted in the final two quarters of 2008 and the first two quarters of 2009. But GDP expanded in the third quarter of 2009 at an annualized rate of 2.2%, the strongest rate of growth in two years.1
     In December 2009, the U.S. Federal Reserve (the Fed) cited signs that economic activity was picking up2:
■	The housing sector shows some signs of recent improvement.

■	Household spending appears to be expanding moderately, despite high unemployment, modest income growth and tight credit.

■	Businesses continue to cut back on fixed investment, albeit at a slower pace than previously.
     Nonetheless, unemployment continued to cast a pall over empirical evidence showing that the U.S. economy was improving.
The unemployment rate rose from 7.7% to 10.0% in 20093 – and those who remained employed worried about their job security.
     As a result, many Americans have decided to spend less and save more. One government estimate suggests Americans saved just 1.7% of their disposable personal income in 2007 and just 2.7% in 2008.1 That same estimate suggests Americans saved 3.7%, 5.4% and 4.5% of their disposable personal income in the first, second and third quarters of 2009, respectively.1
     Many families have decided that spending less and saving more makes sense – and they are to be applauded for doing so. After all, while we can’t control market returns, we can control how much we regularly save and invest.
     Markets rise and fall, and sharp, sudden rebounds have historically often been followed by unpleasant, abrupt market down-turns. While it may be difficult to save and invest more – particularly over a long time horizon and in periods of economic hardship – it really is a reliable way to build an investment portfolio.
     If you’ve decided to save and invest more, it’s important that you work with an experienced, trusted financial adviser. A financial adviser can help you prepare for 2010 by updating you on market conditions, helping you reevaluate your risk tolerance and suggesting investments that may be appropriate for you, given your changing needs and goals.
A single focus
I believe Invesco Aim is uniquely positioned to serve our clients. Our parent company, Invesco Ltd., is one of the largest4 and most diversified global asset managers. We provide clients with diversified investment strategies and a range of investment products managed by distinct management teams around the world. We believe we can serve you best by focusing on one thing and doing it well: managing your money.
     Our investment professionals have managed clients’ money in up markets and down markets. All of us here recognize that market conditions change often; what will not change is our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service.
     If you have questions about this report or your account, please contact one of our client services representatives at 800 959 4246.
     Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim
1 Bureau of Economic Analysis; 2 U.S. Federal Reserve; 3 Bureau of Labor Statistics; 4 Pensions & Investments

2 AIM Mid Cap Basic Value Fund

Bruce Crockett
Dear Fellow Shareholders:
By all accounts, 2009 was a challenging year for all of us. Although the economy and financial markets whipsawed us through much of last year, the final months of the decade concluded with many of us feeling somewhat more optimistic about 2010 as we began to see the markets and economy evidence the first green shoots of recovery.
     Perhaps the most valuable takeaway from 2009 is the manner in which it underscored the importance of adopting the long-term, appropriately diversified investment strategy I’ve mentioned in my previous letters. If anything, last year was the litmus test for this approach.
     Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your savings and a deep appreciation for your trust. We have already begun the annual review and management contract renewal process and will continue to seek to manage costs and reward performance in ways that put your interests first. (It might also interest you to know that the Board currently has five committees – Compliance, Audit, Governance, Investments, and Valuation Distribution and Proxy Voting – whose members exercise oversight to maintain the AIM Funds “Investor First” orientation.)
     To that end, some of you may have seen it reported in October 2009 that Invesco will assume the management of the Van Kampen family of mutual funds as well as the Morgan Stanley retail funds. The closing will be later this year and we view this addition as an excellent opportunity to provide you, our shareholders, access to an even broader range of well-diversified mutual funds under the Invesco umbrella. I’ll keep you updated on the work we’re doing to deliver the value of this acquisition to our shareholders in my upcoming letters.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming year.
Sincerely,

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees

3 AIM Mid Cap Basic Value Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended December 31, 2009, all share classes of AIM Mid Cap Basic Value Fund, at net asset value, outperformed the Russell Midcap Value Index, the S&P 500 Index and the Lipper Mid-Cap Value Funds Index.
     Drivers of performance were primarily stock specific. We attribute the Fund’s outperformance versus its broad market and style-specific indexes mainly to above-market returns from several of our investments in the information technology and financials sectors. Select investments in financials were also among the largest detractors from Fund performance during the year.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/08 to 12/31/09, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	83.23%

Class B Shares	82.08

Class C Shares	82.08

Class R Shares	82.83

Class Y Shares	83.67

Institutional Class Shares	84.61

S&P 500 Index▼ (Broad Market Index)	26.47

Russell Midcap Value Index▼ (Style-Specific Index)	34.21

Lipper Mid-Cap Value Funds Index▼ (Peer Group Index)	39.74

▼Lipper Inc.

How we invest
We seek to create wealth by maintaining a long-term investment horizon and investing in companies that are selling at a significant discount to their estimated intrinsic value. We believe intrinsic value represents the inherent business value of portfolio holdings based on our estimates of future company cash flow. Intrinsic value calculations are estimates and, as a result, market price may never reflect intrinsic value estimates, especially for an entire portfolio. Conversely, we consider selling a stock for any of the following reasons — a stock is trading significantly above our estimate of intrinsic value; a permanent, fundamental deterioration results in a reduction in estimated intrinsic value

Portfolio Composition
By sector

Information Technology	29.8%

Consumer Discretionary	29.4

Financials	14.8

Health Care	10.9

Industrials	9.4

Consumer Staples	3.1

Energy	1.2

Money Market Funds

Plus Other Assets Less Liabilities	1.4

Top Five Industries

1. Semiconductor Equipment	8.8%

2. Data Processing & Outsourced Services	7.9

3. Apparel, Accessories & Luxury Goods	4.5

4. Electronic Manufacturing Services	4.4

5. Advertising	4.1
with inadequate upside potential or unexpected deterioration in financial strength; or to capitalize on a more attractive investment opportunity.
The Fund’s philosophy is based on key elements that we believe have extensive empirical evidence:
■	Company intrinsic values can be reasonably estimated. Importantly, this estimated fair business value is independent of the company’s stock price.

■	Market prices are more volatile than business values, partly because investors regularly overreact to negative news.

■	Long-term investment results are a function of the level and growth of

Top 10 Equity Holdings*

1.	ASML Holding N.V.	5.3%

2.	Alliance Data Systems Corp.	4.1

3.	WABCO Holdings Inc.	3.9

4.	Cooper Cos., Inc. (The)	3.4

5.	Liz Claiborne, Inc.	3.4

6.	Interpublic Group of Cos., Inc. (The)	3.3

7.	XL Capital Ltd-Class A	3.1

8.	Weight Watchers International, Inc.	3.1

9.	Robert Half International, Inc.	2.8

10.	Shaw Group Inc. (The)	2.8

Total Net Assets	$197.7 million

Total Number of Holdings*	50
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

business value in the portfolio.
     Since our application of this strategy is highly disciplined and relatively unique, it is important to understand the benefits and limitations of our process. First, the investment strategy is intended to preserve your capital while growing it at above-market rates over the long term. Second, our investments have little in common with popular stock market indexes and most of our peers. And third, the Fund’s short-term relative performance will naturally be different than the stock market and peers and have little information value since we simply don’t own the same stocks.

Market conditions and your Fund
The year ended December 31, 2009, was truly a tale of two markets. During the first few months of the year, equity markets experienced steep declines as severe problems in credit markets and a deteriorating outlook for corporate earnings led to a global economic recession. However, the U.S. economy began to show signs that the economic contraction was subsiding, and equity markets rapidly reversed direction beginning in March 2009 and rallied strongly through most of the remaining months in the year.
     In this environment, the sectors with the highest returns in the broad market as represented by the S&P 500 Index included more economically sensitive sectors such as information technology (IT) and consumer discretionary.1 Conversely, sectors with the lowest returns included less economically sensitive sectors such as consumer staples and health care.1
     While financial market stress had eased significantly by the end of the reporting period, we believed overall equity market valuations remained attractive. Our investment results can be lumpy during periods like this, but historically these types of markets have yielded attractive opportunities for future capital growth.
     Information technology was the best performing sector within the S&P 500 Index during the year, posting gains in excess of 60%.1 Our investments in Verifone Holdings and ASML were among the top contributors to Fund performance. Verifone Holdings, a leading global provider of electronic point-of-sale payment terminals, saw its stock increase by more than 200% during the year as the company reported improved profits. ASML, the world’s leading provider of lithography systems for the semiconductor industry, was the Fund’s largest investment position at year end. Despite a difficult business

4 AIM Mid Cap Basic Value Fund

environment, a recent sales rebound and improved cost trends have returned the company to profitability.
     The financials sector performed well during much of 2009 as investors contemplated an eventual end, or at least an abatement, to the global credit crisis. Our investment in XL Capital was the largest contributor to Fund performance. After declining significantly in 2008 due to capital and credit-related issues, specialty insurance provider XL Capital’s stock rebounded from its early 2009 lows, gaining nearly 400% during the year as investor concerns abated from what, in retrospect, were excessively pessimistic views. We continued to believe the company is undervalued despite its stock’s significant rebound.
     While many financial stocks performed well, shares of Zions Bancorporation, a regional banking franchise we admire, fell in 2009 as investor concerns shifted to potential commercial real estate loan losses and the effect such losses could have on capital adequacy. We continued to hold Zions Bancorporation at year end because we believed its depressed stock price represented an attractive value opportunity.
     Molson Coors Brewing, the fifth largest brewer in the world, was also among the largest detractors from performance during the year. The company’s stock declined along with many other consumer staples stocks as investors rotated their investments out of defensive sectors. Additionally, investors became more concerned about price competition in Canada.
     Our valuation analysis suggested the recent market stress produced some of the most compelling valuation opportunities in recent history. As a consequence, our turnover was higher than normal during the year as we tried to exploit those opportunities.

Context for results
The crisis environment that characterized 2008 and part of 2009 has abated since the market’s March low. This process was favorable to the Fund and shifted investor attention to the valuation opportunities created by the crisis and exploited by our investment process. We continue to believe the valuation opportunity captured by the Fund remains very attractive despite strong appreciation since early March of 2009. But a self-sustaining economic recovery is a necessary precondition to further normalization of equity values.
     Since the market low in March, valuation spreads have tightened from record-wide levels and, consequently, the difference between price and our estimate of portfolio value has also declined. However, despite the sharp market increase, the Fund’s price-to-value ratio remains very attractive versus history, but substantially less than at the recent market low. Shareholders should not expect the magnitude of recent outperformance to be repeated in the next 12 months. While we think portfolio values remain compelling, the next phase of any market recovery could prove more muted.

Portfolio assessment
We believe the single most important indicator of the way the Fund is positioned for potential future success is not our recent investment results or popular statistical measures, but rather the difference between current market prices and the Fund’s estimated intrinsic value – the aggregate business value of the portfolio based on our estimate of intrinsic value for each individual holding.
     At the close of the reporting period, the difference between the market price and the estimated intrinsic value of the Fund remained high versus history, according to our estimation. While there is no assurance that market value will ever reflect our estimate of the Fund’s intrinsic value, we believe the large gap between price and estimated intrinsic value may cause above-average capital appreciation as capital markets normalize.

In closing
Markets experienced a strong recovery during 2009, and the Fund significantly outperformed the broad market and its indexes. While we do not expect to repeat 2009’s results in 2010, we do believe the Fund’s price-to-value ratio remains very attractive from a historical perspective.
     We continue to work hard to protect and grow the Fund’s estimated intrinsic value. We thank you for your investment and for sharing our long-term investment perspective.
1 Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
R. Canon Coleman II
Chartered Financial Analyst, portfolio manager, is lead manager of AIM Mid Cap Basic Value Fund. He joined Invesco Aim in 2000. Mr. Coleman earned a B.S. and an M.S. in accounting from the University of Florida. He also earned an M.B.A. from the Wharton School at the University of Pennsylvania.
Jonathan Edwards
Portfolio manager, is manager of AIM Mid Cap Basic Value Fund. He joined Invesco Aim in 2001. Mr. Edwards earned a B.S. in economics, summa cum laude, from Texas A&M University and an M.B.A. from the McCombs School of Business at The University of Texas at Austin.
Michael Simon
Chartered Financial Analyst, senior portfolio manager, is manager of AIM Mid Cap Basic Value Fund. He began his investment career in 1989 and joined Invesco Aim in 2001. Mr. Simon earned a B.B.A. in finance from Texas Christian University and an M.B.A. from the University of Chicago.
Bret Stanley
Chartered Financial Analyst, senior portfolio manager, is manager of AIM Mid Cap Basic Value Fund. He began his investment career in 1988. Mr. Stanley earned a B.B.A. in finance from The University of Texas at Austin and an M.S. in finance from the University of Houston.
Assisted by the Basic Value Team

5 AIM Mid Cap Basic Value Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund and index data from 12/31/01

1 Lipper Inc.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges.
Performance of the peer group reflects fund expenses and management fees; performance of a market index does not.
Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6 AIM Mid Cap Basic Value Fund

Average Annual Total Returns
As of 12/31/09, including maximum applicable sales charges

Class A Shares

Inception (12/31/01)	4.71%

5 Years	1.96

1 Year	73.12

Class B Shares

Inception (12/31/01)	4.72%

5 Years	2.09

1 Year	77.08

Class C Shares

Inception (12/31/01)	4.72%

5 Years	2.38

1 Year	81.08

Class R Shares

Inception	5.25%

5 Years	2.89

1 Year	82.83

Class Y Shares

Inception	5.48%

5 Years	3.16

1 Year	83.67

Institutional Class Shares

Inception	5.93%

5 Years	3.79

1 Year	84.61
Class R shares’ inception date is April 30, 2004. Returns since that date are historical returns. All other returns are blended returns of historical Class R share performance and restated Class A share performance (for periods prior to the inception date of Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R shares. Class A shares’ inception date is December 31, 2001.
     Class Y shares’ inception date is October 3, 2008; returns since that date are actual returns. All other returns are blended returns of actual Class Y share performance and restated Class A share performance (for periods prior to the inception date of Class Y shares) at net asset value. The restated Class A share performance reflects the Rule 12b-1 fees applicable to Class A shares as well as any fee waivers or expense reimbursements received by Class A shares. Class A shares’ inception date is December 31, 2001.
     Institutional Class shares’ inception date is April 30, 2004; returns since that date are actual returns. All other returns are blended returns of actual Institutional Class share performance and restated Class A share performance (for periods prior to the inception date of Institutional Class shares) at net asset value. The restated Class A share performance reflects the Rule 12b-1 fees applicable to Class A shares as well as any fee waivers or expense reimbursements received by Class A shares. Class A shares’ inception date is December 31, 2001.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.56%, 2.31%, 2.31%, 1.81%, 1.31% and 0.91%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y shares and Institutional Class shares was 1.57%, 2.32%, 2.32%, 1.82%, 1.32% and 0.92%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.75% CDSC that may be imposed on a total redemption of retirement plan assets within the first year. Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2010. See current prospectus for more information.

7 AIM Mid Cap Basic Value Fund

AIM Mid Cap Basic Value Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of December 31, 2009, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any AIM fund. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing
in the Fund
■	The Fund may use enhanced investment techniques such as derivatives. The principal risk of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are subject to counterparty risk – the risk that the other party will not complete the transaction with the Fund.

■	Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

■	Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

■	Leveraging entails risks such as magnifying changes in the value of the portfolio’s securities.
■	Since a large percentage of the Fund’s assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.

■	There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.

■	The prices of securities held by the Fund may decline in response to market risks.

■	The Fund invests in “value” stocks, which can continue to be inexpensive for long periods of time and may never realize their full value.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The Russell Midcap® Value Index is an unmanaged index considered representative of mid-cap value stocks. The Russell Midcap Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Mid-Cap Value Funds Index is an unmanaged index considered representative of mid-cap value funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	MDCAX
Class B Shares	MDCBX
Class C Shares	MDCVX
Class R Shares	MDCRX
Class Y Shares	MDCYX
Institutional Class Shares	MDICX

8 AIM Mid Cap Basic Value Fund

Schedule of Investments(a)

December 31, 2009

	Shares	Value

Common Stocks–98.61%
Advertising–4.12%
Interpublic Group of Cos., Inc. (The)(b)	887,060	$6,546,503

Omnicom Group Inc.	40,600	1,589,490

		8,135,993

Apparel Retail–2.44%
Abercrombie & Fitch Co.–Class A	138,400	4,823,240

Apparel, Accessories & Luxury Goods–4.47%
Gildan Activewear Inc. (Canada)(b)	85,915	2,094,608

Liz Claiborne, Inc.(b)(c)	1,197,340	6,741,024

		8,835,632

Application Software–2.56%
Fair Isaac Corp.	237,412	5,059,250

Asset Management & Custody Banks–1.46%
Legg Mason, Inc.	95,476	2,879,556

Auto Parts & Equipment–3.87%
WABCO Holdings Inc.	296,722	7,652,460

Brewers–1.96%
Molson Coors Brewing Co.–Class B	85,768	3,873,283

Casinos & Gaming–0.81%
International Game Technology	85,646	1,607,575

Communications Equipment–1.60%
Plantronics, Inc.	121,399	3,153,946

Computer Hardware–2.08%
Dell Inc.(b)	285,789	4,103,930

Construction & Engineering–2.76%
Shaw Group Inc. (The)(b)	190,002	5,462,557

Consumer Electronics–1.90%
Harman International Industries, Inc.	106,219	3,747,406

Consumer Finance–0.95%
Capital One Financial Corp.	49,125	1,883,453

Data Processing & Outsourced Services–7.91%
Alliance Data Systems Corp.(b)(c)	125,725	8,120,578

Heartland Payment Systems, Inc.	111,979	1,470,284

VeriFone Holdings, Inc.(b)	226,570	3,711,216

Western Union Co. (The)	123,316	2,324,507

		15,626,585

Education Services–2.01%
Apollo Group, Inc.–Class A(b)	65,596	3,973,806

Electronic Manufacturing Services–4.40%
Flextronics International Ltd. (Singapore)(b)	486,370	3,555,365

Tyco Electronics Ltd. (Switzerland)	209,748	5,149,313

		8,704,678

Health Care Distributors–0.60%
McKesson Corp.	19,075	1,192,188

Health Care Equipment–1.58%
Symmetry Medical Inc.(b)	387,220	3,120,993

Health Care Facilities–1.96%
Psychiatric Solutions, Inc.(b)	182,893	3,866,358

Health Care Services–1.48%
Omnicare, Inc.	120,943	2,924,402

Health Care Supplies–3.45%
Cooper Cos., Inc. (The)	178,887	6,819,172

Home Furnishings–1.56%
Tempur-Pedic International Inc.(b)	130,339	3,079,911

Housewares & Specialties–1.45%
Newell Rubbermaid Inc.	190,329	2,856,838

Human Resource & Employment Services–2.82%
Robert Half International, Inc.	208,699	5,578,524

Industrial Machinery–0.90%
Mueller Water Products, Inc.–Class A	341,270	1,774,604

Insurance Brokers–3.17%
Marsh & McLennan Cos., Inc.	179,788	3,969,719

National Financial Partners Corp.(b)	283,891	2,296,678

		6,266,397

Investment Banking & Brokerage–2.14%
FBR Capital Markets Corp.(b)	685,650	4,237,317

Life Sciences Tools & Services–1.81%
Waters Corp.(b)	57,850	3,584,386

Movies & Entertainment–2.70%
Viacom Inc.–Class B(b)	179,724	5,343,195

Office Electronics–2.40%
Xerox Corp.	560,150	4,738,869

Office Services & Supplies–1.28%
Interface, Inc.–Class A	303,887	2,525,301

Oil & Gas Equipment & Services–1.25%
Weatherford International Ltd.(b)	138,314	2,477,204

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM Mid Cap Basic Value Fund

	Shares	Value

Personal Products–1.14%
Bare Escentuals, Inc.(b)	184,782	$2,259,884

Property & Casualty Insurance–3.14%
XL Capital Ltd.–Class A	338,812	6,210,424

Regional Banks–1.56%
Zions Bancorp.(c)	240,641	3,087,424

Research & Consulting Services–1.62%
Dun & Bradstreet Corp.	37,819	3,190,789

Semiconductor Equipment–8.82%
ASML Holding N.V. (Netherlands)	305,703	10,383,690

Brooks Automation, Inc.(b)	259,620	2,227,540

KLA-Tencor Corp.	133,557	4,829,421

		17,440,651

Specialized Consumer Services–3.08%
Weight Watchers International, Inc.	209,007	6,094,644

Specialized Finance–2.34%
Moody’s Corp.	172,303	4,617,720

Thrifts & Mortgage Finance–0.08%
Ocwen Financial Corp.(b)	17,166	164,279

Tires & Rubber–0.98%
Goodyear Tire & Rubber Co. (The)(b)	137,901	1,944,404

Total Common Stocks (Cost $185,090,139)		194,919,228

Money Market Funds–3.45%
Liquid Assets Portfolio–Institutional Class(d)	3,404,422	3,404,422

Premier Portfolio–Institutional Class(d)	3,404,422	3,404,422

Total Money Market Funds (Cost $6,808,844)		6,808,844

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–102.06% (Cost $191,898,983)		201,728,072

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–6.39%
Liquid Assets Portfolio–Institutional Class (Cost $12,633,145)(d)(e)	12,633,145	12,633,145

TOTAL INVESTMENTS–108.45% (Cost $204,532,128)		214,361,217

OTHER ASSETS LESS LIABILITIES–(8.45)%		(16,700,846)

NET ASSETS–100.00%		$197,660,371

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2009.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM Mid Cap Basic Value Fund

Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments, at value (Cost $185,090,139)*	$194,919,228

Investments in affiliated money market funds, at value and cost	19,441,989

Total investments, at value (Cost $204,532,128)	214,361,217

Receivables for:
Fund shares sold	624,475

Dividends	77,246

Investment for trustee deferred compensation and retirement plans	14,549

Other assets	31,782

Total assets	215,109,269

Liabilities:
Payables for:
Investments purchased	4,528,611

Fund shares reacquired	58,571

Collateral upon return of securities loaned	12,633,145

Accrued fees to affiliates	128,963

Accrued other operating expenses	66,898

Trustee deferred compensation and retirement plans	32,710

Total liabilities	17,448,898

Net assets applicable to shares outstanding	$197,660,371

Net assets consist of:
Shares of beneficial interest	$204,748,718

Undistributed net investment income (loss)	(33,824)

Undistributed net realized gain (loss)	(16,883,612)

Unrealized appreciation	9,829,089

$197,660,371

Net Assets:
Class A	$116,744,814

Class B	$19,606,135

Class C	$18,514,261

Class R	$2,591,612

Class Y	$9,020,830

Institutional Class	$31,182,719

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	11,286,467

Class B	2,032,608

Class C	1,919,419

Class R	253,554

Class Y	870,328

Institutional Class	2,914,677

Class A:
Net asset value per share	$10.34

Maximum offering price per share
(Net asset value of $10.34 divided by 94.50%)	$10.94

Class B:
Net asset value and offering price per share	$9.65

Class C:
Net asset value and offering price per share	$9.65

Class R:
Net asset value and offering price per share	$10.22

Class Y:
Net asset value and offering price per share	$10.36

Institutional Class:
Net asset value and offering price per share	$10.70

*	At December 31, 2009, securities with an aggregate value of $12,089,889 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM Mid Cap Basic Value Fund

Statement of Operations

For the year ended December 31, 2009

Investment income:
Dividends (net of foreign withholding taxes of $12,193)	$1,368,639

Dividends from affiliated money market funds (includes securities lending income of $110,811)	131,966

Total investment income	1,500,605

Expenses:
Advisory fees	1,052,782

Administrative services fees	50,000

Custodian fees	14,532

Distribution fees:
Class A	188,017

Class B	152,086

Class C	124,386

Class R	8,753

Transfer agent fees — A, B, C, R and Y	503,078

Transfer agent fees — Institutional	1,713

Trustees’ and officers’ fees and benefits	23,711

Other	200,113

Total expenses	2,319,171

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(12,816)

Net expenses	2,306,355

Net investment income (loss)	(805,750)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	4,136,636

Foreign currencies	(19,736)

4,116,900

Change in net unrealized appreciation of:
Investment securities	77,746,971

Foreign currencies	4,405

77,751,376

Net realized and unrealized gain	81,868,276

Net increase in net assets resulting from operations	$81,062,526

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM Mid Cap Basic Value Fund

Statement of Changes in Net Assets

For the years ended December 31, 2009 and 2008

	2009	2008

Operations:
Net investment income (loss)	$(805,750)	$293,764

Net realized gain (loss)	4,116,900	(19,672,584)

Change in net unrealized appreciation (depreciation)	77,751,376	(100,205,647)

Net increase (decrease) in net assets resulting from operations	81,062,526	(119,584,467)

Distributions to shareholders from net investment income:
Class A	(136,563)	—

Class Y	(14,577)	—

Institutional Class	(177,150)	—

Total distributions from net investment income	(328,290)	—

Distributions to shareholders from net realized gains:
Class A	—	(6,597,218)

Class B	—	(1,873,715)

Class C	—	(1,230,219)

Class R	—	(146,463)

Class Y	—	(421,912)

Institutional Class	—	(3,865,939)

Total distributions from net realized gains	—	(14,135,466)

Share transactions–net:
Class A	28,492,718	(4,959,698)

Class B	(1,284,398)	(11,111,315)

Class C	3,730,425	(5,584,349)

Class R	524,257	1,146,395

Class Y	3,222,585	4,418,452

Institutional Class	(15,769,500)	(1,483,236)

Net increase (decrease) in net assets resulting from share transactions	18,916,087	(17,573,751)

Net increase (decrease) in net assets	99,650,323	(151,293,684)

Net assets:
Beginning of year	98,010,048	249,303,732

End of year (includes undistributed net investment income (loss) of $(33,824) and $290,486, respectively)	$197,660,371	$98,010,048

Notes to Financial Statements

December 31, 2009

NOTE 1—Significant Accounting Policies

AIM Mid Cap Basic Value Fund (the “Fund”) is a series portfolio of AIM Funds Group (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Under

13        AIM Mid Cap Basic Value Fund

certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the

14        AIM Mid Cap Basic Value Fund

laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and

15        AIM Mid Cap Basic Value Fund

reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.745%

Next $250 million	0.73%

Next $500 million	0.715%

Next $1.5 billion	0.70%

Next $2.5 billion	0.685%

Next $2.5 billion	0.67%

Next $2.5 billion	0.655%

Over $10 billion	0.64%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Funds between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  On December 31, 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc. and the consolidated adviser firm was renamed Invesco Advisers, Inc.
  Effective July 1, 2009, the Adviser has contractually agreed, through at least April 30, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended December 31, 2009, the Adviser waived advisory fees of $6,743.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2009, Invesco Ltd. reimbursed expenses of the Fund in the amount of $583.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-

16        AIM Mid Cap Basic Value Fund

based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2009, IADI advised the Fund that IADI retained $43,642 in front-end sales commissions from the sale of Class A shares and $0, $19,154, $1,068 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$203,977,527	$10,383,690	$—	$214,361,217

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2009, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $5,490.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2009, the Fund paid legal fees of $3,051 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

17        AIM Mid Cap Basic Value Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2009 and 2008:

	2009	2008

Ordinary income	$328,290	$118,653

Long-term capital gain	—	14,016,813

Total distributions	$328,290	$14,135,466

Tax Components of Net Assets at Period-End:

2009

Net unrealized appreciation — investments	$8,710,923

Temporary book/tax differences	(33,824)

Capital loss carryforward	(15,765,446)

Shares of beneficial interest	204,748,718

Total net assets	$197,660,371

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of December 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2016	$10,235,890

December 31, 2017	5,529,556

Total capital loss carryforward	$15,765,446

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2009 was $95,201,719 and $77,423,042, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$39,009,640

Aggregate unrealized (depreciation) of investment securities	(30,298,717)

Net unrealized appreciation of investment securities	$8,710,923

Cost of investments for tax purposes is $205,650,294.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2009, undistributed net investment income (loss) was increased by $809,730, undistributed net realized gain (loss) was increased by $19,736 and shares of beneficial interest decreased by $829,466. This reclassification had no effect on the net assets of the Fund.

18        AIM Mid Cap Basic Value Fund

NOTE 10—Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2009(a)		December 31, 2008
	Shares	Amount	Shares	Amount

Sold:
Class A	6,342,670	$54,328,103	2,359,622	$26,015,711

Class B	505,591	4,017,786	323,182	3,297,888

Class C	1,048,554	8,023,927	311,827	3,220,819

Class R	129,487	1,029,333	143,551	1,614,230

Class Y(b)	383,742	3,564,850	477,456	4,142,899

Institutional Class	798,247	7,228,968	557,279	6,669,608

Issued as reinvestment of dividends:
Class A	12,706	128,953	1,194,290	6,377,219

Class B	—	—	361,966	1,813,448

Class C	—	—	236,702	1,185,876

Class R	—	—	27,739	146,463

Class Y	1,434	14,441	79,010	421,912

Institutional Class	16,985	176,472	702,898	3,865,939

Automatic conversion of Class B shares to Class A shares:
Class A	245,016	1,764,050	542,357	5,868,490

Class B	(261,878)	(1,764,050)	(570,605)	(5,868,490)

Reacquired:
Class A(b)	(3,467,720)	(27,728,388)	(4,369,450)	(43,221,118)

Class B	(506,091)	(3,538,134)	(1,038,340)	(10,354,161)

Class C	(595,157)	(4,293,502)	(995,252)	(9,991,044)

Class R	(60,548)	(505,076)	(62,929)	(614,298)

Class Y	(46,821)	(356,706)	(24,493)	(146,359)

Institutional Class	(2,696,139)	(23,174,940)	(1,206,689)	(12,018,783)

Net increase (decrease) in share activity	1,850,078	$18,916,087	(949,879)	$(17,573,751)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund that owns 8% of the outstanding shares of the Fund. IADI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity is owned beneficially.
In addition, 14% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A shares into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	372,931	$3,557,760

Class A	(372,931)	(3,557,760)

19        AIM Mid Cap Basic Value Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
				Net gains								expenses		expenses
				(losses)								to average		to average net		Ratio of net
	Net asset	Net		on securities		Dividends	Distributions					net assets		assets without		investment
	value,	investment		(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income		realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)		unrealized)	operations	income	gains	Distributions	of period	Return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Year ended 12/31/09	$5.65	$(0.05	)(c)	$4.75	$4.70	$(0.01)	$—	$(0.01)	$10.34	83.23%	$116,745	1.64	%(d)	1.65	%(d)	(0.58	)%(d)	57%
Year ended 12/31/08	13.67	0.01	(c)	(7.09)	(7.08)	—	(0.94)	(0.94)	5.65	(51.38)	46,085	1.56		1.57		0.13		78
Year ended 12/31/07	13.83	0.09		1.19	1.28	(0.06)	(1.38)	(1.44)	13.67	9.30	115,198	1.43		1.46		0.55		44
Year ended 12/31/06	14.48	(0.04	)(c)	1.25	1.21	—	(1.86)	(1.86)	13.83	8.47	113,672	1.52		1.58		(0.30)		46
Year ended 12/31/05	13.12	(0.07)		1.43	1.36	—	—	—	14.48	10.37	127,775	1.51		1.57		(0.51)		29

Class B
Year ended 12/31/09	5.30	(0.10	)(c)	4.45	4.35	—	—	—	9.65	82.08	19,606	2.39	(d)	2.40	(d)	(1.33	)(d)	57
Year ended 12/31/08	13.05	(0.06	)(c)	(6.75)	(6.81)	—	(0.94)	(0.94)	5.30	(51.76)	12,168	2.31		2.32		(0.62)		78
Year ended 12/31/07	13.30	(0.03)		1.16	1.13	—	(1.38)	(1.38)	13.05	8.53	42,012	2.18		2.21		(0.20)		44
Year ended 12/31/06	14.10	(0.15	)(c)	1.21	1.06	—	(1.86)	(1.86)	13.30	7.63	51,970	2.27		2.33		(1.05)		46
Year ended 12/31/05	12.87	(0.16)		1.39	1.23	—	—	—	14.10	9.56	69,594	2.21		2.27		(1.21)		29

Class C
Year ended 12/31/09	5.30	(0.10	)(c)	4.45	4.35	—	—	—	9.65	82.08	18,514	2.39	(d)	2.40	(d)	(1.33	)(d)	57
Year ended 12/31/08	13.04	(0.06	)(c)	(6.74)	(6.80)	—	(0.94)	(0.94)	5.30	(51.72)	7,773	2.31		2.32		(0.62)		78
Year ended 12/31/07	13.30	(0.03)		1.15	1.12	—	(1.38)	(1.38)	13.04	8.45	24,950	2.18		2.21		(0.20)		44
Year ended 12/31/06	14.09	(0.15	)(c)	1.22	1.07	—	(1.86)	(1.86)	13.30	7.70	26,435	2.27		2.33		(1.05)		46
Year ended 12/31/05	12.86	(0.16)		1.39	1.23	—	—	—	14.09	9.56	29,946	2.21		2.27		(1.21)		29

Class R
Year ended 12/31/09	5.59	(0.07	)(c)	4.70	4.63	—	—	—	10.22	82.83	2,592	1.89	(d)	1.90	(d)	(0.83	)(d)	57
Year ended 12/31/08	13.57	(0.01	)(c)	(7.03)	(7.04)	—	(0.94)	(0.94)	5.59	(51.46)	1,032	1.81		1.82		(0.12)		78
Year ended 12/31/07	13.75	0.03		1.20	1.23	(0.03)	(1.38)	(1.41)	13.57	9.01	1,035	1.68		1.71		0.30		44
Year ended 12/31/06	14.44	(0.08	)(c)	1.25	1.17	—	(1.86)	(1.86)	13.75	8.22	449	1.77		1.83		(0.55)		46
Year ended 12/31/05	13.11	(0.05)		1.38	1.33	—	—	—	14.44	10.15	175	1.71		1.77		(0.71)		29

Class Y
Year ended 12/31/09	5.65	(0.03	)(c)	4.76	4.73	(0.02)	—	(0.02)	10.36	83.67	9,021	1.39	(d)	1.40	(d)	(0.33	)(d)	57
Year ended 12/31/08(e)	9.54	0.00	(c)	(2.95)	(2.95)	—	(0.94)	(0.94)	5.65	(30.34)	3,006	1.50	(f)	1.51	(f)	0.19	(f)	78

Institutional Class
Year ended 12/31/09	5.83	0.01	(c)	4.92	4.93	(0.06)	—	(0.06)	10.70	84.61	31,183	0.94	(d)	0.95	(d)	0.12	(d)	57
Year ended 12/31/08	13.94	0.09	(c)	(7.26)	(7.17)	—	(0.94)	(0.94)	5.83	(51.02)	27,946	0.91		0.92		0.78		78
Year ended 12/31/07	14.08	0.16		1.23	1.39	(0.15)	(1.38)	(1.53)	13.94	9.91	66,109	0.87		0.90		1.11		44
Year ended 12/31/06	14.62	0.05	(c)	1.27	1.32	—	(1.86)	(1.86)	14.08	9.15	44,013	0.92		0.98		0.30		46
Year ended 12/31/05	13.17	0.01		1.44	1.45	—	—	—	14.62	11.01	25,174	0.92		0.98		(0.08)		29

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Ratios are based on average daily net assets (000’s omitted) of $75,207, $15,209, $12,439, $1,751, $5,043, and $31,665 for Class A, Class B, Class C, Class R, Class Y, and Institutional Class shares, respectively.
(e)	Commencement date of October 3, 2008.
(f)	Annualized.

20        AIM Mid Cap Basic Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Funds Group
and Shareholders of AIM Mid Cap Basic Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Mid Cap Basic Value Fund (one of the funds constituting AIM Funds Group, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 17, 2010
Houston, Texas

21        AIM Mid Cap Basic Value Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/09)	(12/31/09)[1]	Period[2]	(12/31/09)	Period[2]	Ratio
A	$1,000.00	$1,364.00	$8.70	$1,017.85	$7.43	1.46%

B	1,000.00	1,361.10	13.15	1,014.06	11.22	2.21

C	1,000.00	1,359.20	13.14	1,014.06	11.22	2.21

R	1,000.00	1,362.70	10.18	1,016.59	8.69	1.71

Y	1,000.00	1,365.50	7.21	1,019.11	6.16	1.21

Institutional	1,000.00	1,369.30	5.32	1,020.72	4.53	0.89

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2009 through December 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22        AIM Mid Cap Basic Value Fund

Tax Information

  Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2009:

Federal and State Income Tax

Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

23        AIM Mid Cap Basic Value Fund

Trustees and Officers
The address of each trustee and officer of AIM Funds Group (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer	During Past 5 Years	Held by Trustee
	Since

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Adviser to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	None

		Formerly: Chairman, Invesco Aim Advisors, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co- Chief Executive Officer, Invesco Advisers, inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company); Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC	None
		Formerly: Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1987	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2003	Retired	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars Foundation and Executive Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	None

Lewis F. Pennock — 1942 Trustee	1992	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2003	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired	None
		Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

T-1

Trustees and Officers – (continued)

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer	During Past 5 Years	Held by Trustee
	Since

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC	N/A
		Formerly: Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisors, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®	N/A
		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); and Vice President, The AIM Family of Funds®	N/A
		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.)	N/A
		Formerly: Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Karen Dunn Kelley — 1960 Vice President	1992	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)	N/A
		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., and The AIM Family of Funds®	N/A
		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The AIM Family of Funds®, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.	N/A
		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 100	Invesco Advisers, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 100	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-2

Invesco Aim Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco Aim collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco Aim, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco Aim maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website — invescoaim.com. More detail is available to you at that site.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. In the Financial Products box, click on Mutual Funds; then, in the Fund Information box, select Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-01540 and 002-27334.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.
     If used after April 20, 2010, this report must be accompanied by a Quarterly Performance Review for the most recent quarter-end.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Aim Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

invescoaim.com	MCBV-AR-1	Invesco Aim Distributors, Inc.

Invesco Aim

Annual Report to Shareholders December 31, 2009

AIM Select Equity Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
12	Financial Statements
14	Notes to Financial Statements
21	Financial Highlights
22	Auditor’s Report
23	Fund Expenses
24	Tax Information
T-1	Trustees and Officers

Letters to Shareholders
Philip Taylor
Dear Shareholders:
While the year ended December 31, 2009, was difficult, economic conditions and market trends appeared more favorable at the close of the year than at its start. Calendar year 2009 began amid a sharp stock market sell off that continued until March, when an abrupt market rebound began.

Increased communication
This volatility prompted a greater than usual number of mutual fund shareholders to contact me. Some of you took the time to write a letter while others of you emailed me at phil@invescoaim.com. Your questions, comments and suggestions gave me better insight into what was on your minds.
     As a result, Invesco Aim’s investment professionals and I have increased our efforts to stay in touch and share our views with you. We increased the number of “Investment Perspectives” articles on our website, invescoaim.com. Through these articles, we’ve tried to provide timely market commentary, general investor education information and sector updates. I hope you’ll take a moment to read them and let me know if you find them useful.
     To access your Fund’s latest quarterly commentary, click on “Mutual Funds” inside the “Financial Products” box. Then, in the “Fund Information” box, click on “Quarterly Commentary” and select your Fund.
Guarded optimism
Despite a steady stream of bad economic news, markets in the U.S. and around the world began a robust recovery in March 2009. History has shown that no matter how positive or negative the economic news of the day may be, markets tend to look forward — often anticipating economic improvement or deterioration well before it arrives.
     U.S. gross domestic product (GDP) contracted in the final two quarters of 2008 and the first two quarters of 2009. But GDP expanded in the third quarter of 2009 at an annualized rate of 2.2%, the strongest rate of growth in two years.1
     In December 2009, the U.S. Federal Reserve (the Fed) cited signs that economic activity was picking up2:
■	The housing sector shows some signs of recent improvement.

■	Household spending appears to be expanding moderately, despite high unemployment, modest income growth and tight credit.

■	Businesses continue to cut back on fixed investment, albeit at a slower pace than previously.
     Nonetheless, unemployment continued to cast a pall over empirical evidence showing that the U.S. economy was improving.
The unemployment rate rose from 7.7% to 10.0% in 20093 — and those who remained employed worried about their job security.
     As a result, many Americans have decided to spend less and save more. One government estimate suggests Americans saved just 1.7% of their disposable personal income in 2007 and just 2.7% in 2008.1 That same estimate suggests Americans saved 3.7%, 5.4% and 4.5% of their disposable personal income in the first, second and third quarters of 2009, respectively.1
     Many families have decided that spending less and saving more makes sense — and they are to be applauded for doing so. After all, while we can’t control market returns, we can control how much we regularly save and invest.
     Markets rise and fall, and sharp, sudden rebounds have historically often been followed by unpleasant, abrupt market downturns. While it may be difficult to save and invest more — particularly over a long time horizon and in periods of economic hardship — it really is a reliable way to build an investment portfolio.
     If you’ve decided to save and invest more, it’s important that you work with an experienced, trusted financial adviser. A financial adviser can help you prepare for 2010 by updating you on market conditions, helping you reevaluate your risk tolerance and suggesting investments that may be appropriate for you, given your changing needs and goals.
A single focus
I believe Invesco Aim is uniquely positioned to serve our clients. Our parent company, Invesco Ltd., is one of the largest4 and most diversified global asset managers. We provide clients with diversified investment strategies and a range of investment products managed by distinct management teams around the world. We believe we can serve you best by focusing on one thing and doing it well: managing your money.
     Our investment professionals have managed clients’ money in up markets and down markets. All of us here recognize that market conditions change often; what will not change is our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service.
     If you have questions about this report or your account, please contact one of our client services representatives at 800 959 4246.
     Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim
1 Bureau of Economic Analysis; 2 U.S. Federal Reserve; 3 Bureau of Labor Statistics; 4 Pensions & Investments

2 AIM Select Equity Fund

Bruce Crockett
Dear Fellow Shareholders:
By all accounts, 2009 was a challenging year for all of us. Although the economy and financial markets whipsawed us through much of last year, the final months of the decade concluded with many of us feeling somewhat more optimistic about 2010 as we began to see the markets and economy evidence the first green shoots of recovery.
     Perhaps the most valuable takeaway from 2009 is the manner in which it underscored the importance of adopting the long-term, appropriately diversified investment strategy I’ve mentioned in my previous letters. If anything, last year was the litmus test for this approach.
     Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your savings and a deep appreciation for your trust. We have already begun the annual review and management contract renewal process and will continue to seek to manage costs and reward performance in ways that put your interests first. (It might also interest you to know that the Board currently has five committees — Compliance, Audit, Governance, Investments, and Valuation Distribution and Proxy Voting — whose members exercise oversight to maintain the AIM Funds “Investor First” orientation.)
     To that end, some of you may have seen it reported in October 2009 that Invesco will assume the management of the Van Kampen family of mutual funds as well as the Morgan Stanley retail funds. The closing will be later this year and we view this addition as an excellent opportunity to provide you, our shareholders, access to an even broader range of well-diversified mutual funds under the Invesco umbrella. I’ll keep you updated on the work we’re doing to deliver the value of this acquisition to our shareholders in my upcoming letters.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming year.
Sincerely,

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees

3 AIM Select Equity Fund

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2009, Class A shares of AIM Select Equity Fund, at net asset value, underperformed the Fund’s style-specific benchmark, the Russell 3000 Index. This was due largely to the Fund’s stock selection in the energy and telecommunication services sectors relative to the index. Much of the Fund’s relative underperformance occurred in early 2009, as some of the Fund’s financials sector holdings were negatively affected by the financial crisis. However, this sector finished the year with positive performance by rallying after the March market low.
The Fund benefited from holdings in the information technology sector and also by its overweight in the consumer discretionary sector. Select holdings in consumer staples and health care were detractors from returns.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/08 to 12/31/09, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares*	24.54%

Class B Shares*	23.68

Class C Shares*	23.75

Class Y Shares*	24.94

S&P 500 Index▼ (Broad Market Index)	26.47

Russell 3000 Index▼ (Style-Specific Index)	28.34

Lipper Multi-Cap Core Funds Index▼ (Peer Group Index)	35.30

▼	Lipper Inc.

*	Performance includes litigation proceeds. Had these proceeds not been included, returns would have been lower.

How we invest
We manage your Fund to provide exposure to large-, mid- and small- capitalization stocks. The portfolio is designed to outperform the Russell 3000 Index while minimizing the amount of additional risk relative to the benchmark. The Fund can be used as a long-term allocation to large-cap stocks that complements other style-specific strategies within a diversified asset allocation strategy.
     The investment process integrates the following key steps:
■	Universe development

■	Stock rankings

■	Risk assessment

■	Portfolio construction

■	Trading
     While companies included within the Russell 3000 Index are used as a general guide for developing the Fund’s investable universe, non-benchmark stocks may also be considered. We seek to add value through systematic application of fundamental and behavioral insights.
     We leverage these insights within four main investment concepts — earnings momentum, price trend, management action and relative value — by using a quantitative stock selection model. Portfolios are constructed not only with an eye toward maximizing return, but also toward minimizing risk and costs, all while ensuring consistency with overall fund parameters.

     The goal of the resulting portfolio is to outperform its benchmark consistently on the basis of superior stock selection. The resulting forecast of relative stock returns forms the basis of portfolio construction. We use a portfolio optimization technique to target an expected tracking error (volatility of excess returns), while simultaneously maximizing exposure to stocks with strong relative return forecasts and minimizing expected transaction costs.
     We employ tight risk controls in an effort to maximize the impact from stock selection and minimize the impact from other exposures, such as unintended size, style or sector tilts. The portfolio is continually monitored by the Fund’s management team. The overall investment process is typically repeated on a monthly basis to determine which companies should be bought or sold within the portfolio.
     Sell decisions are driven by our stock selection model. A stock will be sold when there are other more highly rated stocks available, taking into account the alpha (potential excess return above the style-specific benchmark) pickup/trading cost trade-off. In addition, we will also sell a stock for risk control purposes. Finally, a stock may be sold because of a corporate action, such as a takeover bid, which has occurred, and the stock will no longer respond to the model.

Market conditions and your Fund
The year ended December 31, 2009, was truly a tale of two markets. During the first few months of the year, equity markets experienced steep declines, as severe problems in credit markets, a rapidly deteriorating housing market, rising energy and food prices and a deteriorating outlook for corporate earnings contributed to a global recession. However, the U.S. economy began to show signs that

Portfolio Composition
By sector

Consumer Discretionary	20.8%

Information Technology	19.1

Health Care	14.8

Financials	10.6

Energy	10.4

Consumer Staples	6.8

Materials	4.8

Industrials	4.7

Telecommunication Services	4.5

Utilities	3.0

U.S. Treasury Bills, Money Market Funds Plus Other Assets Less Liabilities	0.5

Top 10 Equity Holdings*

1.	Exxon Mobil Corp.	4.5%

2.	Microsoft Corp.	3.7

3.	International Business Machines Corp.	3.4

4.	AT&T Inc.	3.0

5.	Proctor & Gamble Co. (The)	2.9

6.	Chevron Corp.	2.9

7.	Occidental Petroleum Corp.	2.4

8.	Ford Motor Co.	2.3

9.	Goldman Sachs Group, Inc. (The)	2.2

10.	UnitedHealth Group Inc.	2.1

Total Net Assets	$205.2 million

Total Number of Holdings*	99

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.

4 AIM Select Equity Fund

the economic contraction was subsiding, and equity markets rapidly reversed direction beginning in March 2009 and rallied strongly through most of the remaining months of the year.
     In this environment, the sectors with the highest returns in the broad market, as represented by the S&P 500 Index, included more economically sensitive sectors such as information technology (IT) and consumer discretionary.1 Conversely, sectors with the lowest returns included less economically sensitive sectors such as consumer staples and health care.1
     It is important to understand our investment process to further evaluate the drivers of our relative performance versus the benchmark. We generally evaluate performance based on the effect of our stock selection and risk management processes. In terms of risk management, we seek to minimize style biases in the portfolio. Active managers typically add value in one or more of four areas — beta bias (relative volatility); style bias; over- or underweight positions in sectors or industries; and stock selection. We attempt to add value through our stock selection decisions. Consequently, our risk management process seeks to neutralize the Fund’s exposure relative to the benchmark with regard to beta, style and sector or industry exposures.
     The outperformance of lower quality stocks characterized by weak cash flows, poor earnings expectations, high degrees of leverage and illiquidity hurt our relative performance. This low quality stock rally, which began in mid-March, lasted into the fourth quarter of 2009, but seemed to have abated somewhat by year’s end. In this environment, the Fund will generally lag its respective benchmarks, and weak results are not unexpected at a potential turning point in market trends. It was impossible for us to benefit from the dramatic shift in market leadership due to its rapid onset, extreme magnitude and reward of the types of equities at odds with our long-term stock selection philosophy. Our investment philosophy, in contrast, favors companies that have strong earnings and price momentum, management that acts in the interest of shareholders and that have attractive stock valuations.
     Regarding the performance of AIM Select Equity Fund in 2009, the Fund underperformed its style-specific benchmark, the Russell 3000 Index. In addition to the positive contributions of the IT and consumer discretionary sectors, stock selection in the industrials and utilities sectors contributed to the Fund’s overall performance.
     The largest contributor to Fund performance in 2009 was Apple, an IT company that designs, manufactures and markets personal computers, mobile communication devices and portable digital music and video players. The company also sells a variety of related software, services, peripherals and networking solutions. We sold Apple.
     On the other hand, the primary detractor from returns in 2009 was financials sector firm Wells Fargo, a diversified financial services company providing retail, commercial and corporate banking services through banking stores located in 39 states and the District of Columbia. As with most banking companies, Wells Fargo was hard hit by the credit and housing crunch in early 2009. We sold this holding in the second quarter of 2009.
     Other contributors to Fund performance were Microsoft and International Business Machines (IBM). These companies played a role in the positive stock selection that helped performance in the IT sector over the past 12 months.
     As previously mentioned, stock selection in both the energy and telecommunication services sectors caused the Fund to lag the Russell 3000 Index for the year. Two holdings in these sectors were partially responsible for this underperformance. They were energy company Exxon Mobil and telecommunication services company Sprint Nextel.
     We thank you for your continued investment in AIM Select Equity Fund.

1	Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Jeremy Lefkowitz
Portfolio manager, is manager of AIM Select Equity Fund. He joined Invesco in 1982. Mr. Lefkowitz earned a B.S. in industrial engineering and an M.B.A in finance from Columbia University.
Ralph Coutant
Chartered Financial Analyst, portfolio manager, is manager of AIM Select Equity Fund. He joined Invesco in 1999. Mr. Coutant earned a B.S. in business administration from the University of New Hampshire.
Daniel Kostyk
Chartered Financial Analyst, senior portfolio manager, is manager of AIM Select Equity Fund. He joined Invesco in 1995. Mr. Kostyk earned a B.S. in mechanical engineering from Northwestern University and an M.B.A. from the University of Chicago.
Anthony Munchak
Chartered Financial Analyst, portfolio manager, is manager of AIM Select Equity Fund. He joined Invesco in 2000. Mr. Munchak earned a B.S. and M.S. in finance from Boston College and M.B.A. from Bentley College.
Glen Murphy
Chartered Financial Analyst, portfolio manager, is manager of AIM Select Equity Fund. He joined Invesco in 1995. Mr. Murphy earned a B.A. in business administration from the University of Massachusetts and an M.S. in finance from Boston College.
Francis Orlando
Chartered Financial Analyst, portfolio manager, is manager of AIM Select Equity Fund. He joined Invesco in 1987. Mr. Orlando earned a B.A. in business administration from Merrimack College and an M.B.A from Boston University.
Anthony Shufflebotham
Chartered Financial Analyst, head of research for the Global Quantitative Equity team, is manager of AIM Select Equity Fund. He joined Invesco in 1998. Mr. Shufflebotham earned a B.S. in economics, accounting and finance from Oxford Brookes University and an M.S. in finance from Boston College.

5 AIM Select Equity Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class since Inception
Index data from 11/30/67, Fund data from 12/4/67

1	Lipper Inc.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6 AIM Select Equity Fund

Average Annual Total Returns
As of 12/31/09, including maximum applicable sales charges

Class A Shares

Inception (12/4/67)	7.22%

10 Years	–4.18

5 Years	–2.97

1 Year	17.70

Class B Shares

Inception (9/1/93)	4.60%

10 Years	–4.21

5 Years	–2.98

1 Year	18.68

Class C Shares

Inception (8/4/97)	0.68%

10 Years	–4.36

5 Years	–2.59

1 Year	22.75

Class Y Shares

10 Years	–3.61%

5 Years	–1.80

1 Year	24.94

Performance includes litigation proceeds. Had these proceeds not been included, returns would have been lower.
Class Y shares’ inception date is October 3, 2008; returns since that date are actual returns. All other returns are blended returns of actual Class Y share performance and restated Class A share performance (for periods prior to the inception date of Class Y shares) at net asset value. The restated Class A share performance reflects the Rule 12b-1 fees applicable to Class A shares as well as any fee waivers or expense reimbursements received by Class A shares. Class A shares’ inception date is December 4, 1967.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.52%, 2.27%, 2.27% and 1.27%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7 AIM Select Equity Fund

AIM Select Equity Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of December 31, 2009, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any AIM fund. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing
in the Fund
■	Credit risk is the risk of loss on an investment due to the deterioration of an issuer’s financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations, including making timely payment of interest and principal.
■	The Fund may use enhanced investment techniques such as derivatives. The principal risk of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are subject to counterparty risk—the risk that the other party will not complete the transaction with the Fund.
■	Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
■	Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.
■	Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.
■	Leveraging entails risks such as magnifying changes in the value of the portfolio’s securities.
■	Since a large percentage of the Fund’s assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.
■	The prices of securities held by the Fund may decline in response to market risks.
■	The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If a fund does trade in this way, it may incur increased costs, which can lower the actual return of the fund. Active trading may also increase short term gains and losses, which may affect taxes that must be paid.
■	There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
■	The Russell 3000® Index is an unmanaged index considered representative of the U.S. stock market. The Russell 3000 Index is a trademark/ service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Lipper Multi-Cap Core Funds Index is an unmanaged index considered representative of multi-cap core funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	AGWFX
Class B Shares	AGWBX
Class C Shares	AGWCX
Class Y Shares	AGWYX

8 AIM Select Equity Fund

Schedule of Investments(a)

December 31, 2009

	Shares	Value

Common Stocks & Other Equity Interests–99.51%
Aerospace & Defense–1.63%
United Technologies Corp.	48,300	$3,352,503

Agricultural Products–1.39%
Archer-Daniels-Midland Co.	91,200	2,855,472

Apparel Retail–1.84%
Gap, Inc. (The)	174,300	3,651,585

Ross Stores, Inc.	2,800	119,588

		3,771,173

Apparel, Accessories & Luxury Goods–0.89%
Jones Apparel Group, Inc.	113,500	1,822,810

Auto Parts & Equipment–1.51%
TRW Automotive Holdings Corp.(b)	130,100	3,106,788

Automobile Manufacturers–2.29%
Ford Motor Co.(b)	469,800	4,698,000

Automotive Retail–1.57%
AutoNation, Inc.(b)	124,700	2,388,005

Penske Automotive Group, Inc.(b)	54,900	833,382

		3,221,387

Biotechnology–2.59%
Amgen Inc.(b)	74,700	4,225,779

Myriad Pharmaceuticals Inc.(b)	56,200	282,686

PDL BioPharma Inc.	118,900	815,654

		5,324,119

Cable & Satellite–0.40%
Comcast Corp.–Class A	48,400	816,024

Communications Equipment–0.91%
Arris Group Inc.(b)	11,500	131,445

F5 Networks, Inc.(b)	9,600	508,608

Harris Stratex Networks, Inc.–Class A(b)	46,900	324,079

InterDigital, Inc.(b)	34,300	910,322

		1,874,454

Computer & Electronics Retail–0.74%
Rent-A-Center, Inc.(b)	86,200	1,527,464

Computer Hardware–4.73%
Dell Inc.(b)	185,800	2,668,088

International Business Machines Corp.	53,700	7,029,330

		9,697,418

Computer Storage & Peripherals–3.07%
SanDisk Corp.(b)	38,800	1,124,812

Seagate Technology	71,500	1,300,585

Western Digital Corp.(b)	87,900	3,880,785

		6,306,182

Construction, Farm Machinery & Heavy Trucks–1.70%
Oshkosh Corp.	94,200	3,488,226

Consumer Electronics–1.52%
Garmin Ltd.	101,400	3,112,980

Consumer Finance–0.63%
American Express Co.	32,100	1,300,692

Data Processing & Outsourced Services–0.14%
Broadridge Financial Solutions Inc.	12,800	288,768

Department Stores–1.55%
Macy’s, Inc.	190,100	3,186,076

Diversified Metals & Mining–0.72%
Freeport-McMoRan Copper & Gold Inc.	18,400	1,477,336

Education Services–1.08%
Apollo Group, Inc.–Class A(b)	33,500	2,029,430

Corinthian Colleges, Inc.(b)	13,000	179,010

		2,208,440

Electronic Components–0.05%
Vishay Intertechnology, Inc.(b)	12,800	106,880

Electronic Manufacturing Services–0.62%
Jabil Circuit, Inc.	73,600	1,278,432

Health Care Distributors–0.06%
McKesson Corp.	2,000	125,000

Health Care Equipment–0.09%
Kinetic Concepts, Inc.(b)	4,800	180,720

Health Care Facilities–0.68%
Health Management Associates, Inc.–Class A(b)	89,600	651,392

Healthsouth Corp.(b)	11,100	208,347

Tenet Healthcare Corp.(b)	98,300	529,837

		1,389,576

Health Care Services–0.21%
Emergency Medical Services Corp. Class A(b)	3,200	173,280

Omnicare, Inc.	10,300	249,054

		422,334

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM Select Equity Fund

	Shares	Value

Home Improvement Retail–2.01%
Home Depot, Inc. (The)	142,500	$4,122,525

Homebuilding–2.03%
D.R. Horton, Inc.	267,700	2,909,899

M.D.C. Holdings, Inc.	2,900	90,016

NVR, Inc.(b)	480	341,141

Ryland Group, Inc. (The)	42,100	829,370

		4,170,426

Homefurnishing Retail–0.18%
Williams-Sonoma, Inc.	17,900	371,962

Household Products–2.90%
Procter & Gamble Co. (The)	98,000	5,941,740

Housewares & Specialties–0.05%
American Greetings Corp.–Class A	4,600	100,234

Hypermarkets & Super Centers–1.96%
Wal-Mart Stores, Inc.	75,200	4,019,440

Independent Power Producers & Energy Traders–2.97%
Constellation Energy Group Inc.	82,700	2,908,559

Mirant Corp.(b)	208,200	3,179,214

		6,087,773

Industrial Conglomerates–0.05%
Carlisle Cos. Inc.	3,000	102,780

Integrated Oil & Gas–9.80%
Chevron Corp.	77,000	5,928,230

Exxon Mobil Corp.	134,600	9,178,374

Occidental Petroleum Corp.	61,400	4,994,890

		20,101,494

Integrated Telecommunication Services–4.30%
AT&T Inc.	218,200	6,116,146

Verizon Communications Inc.	82,000	2,716,660

		8,832,806

Internet Software & Services–0.13%
AOL Inc.(b)	7,363	171,410

EarthLink, Inc.	11,900	98,889

		270,299

Investment Banking & Brokerage–3.56%
Goldman Sachs Group, Inc. (The)	26,250	4,432,050

Morgan Stanley	97,000	2,871,200

		7,303,250

Life & Health Insurance–1.13%
Aflac, Inc.	12,100	559,625

Prudential Financial, Inc.	35,200	1,751,552

		2,311,177

Managed Health Care–3.88%
Coventry Health Care, Inc.(b)	42,000	1,020,180

Humana Inc.(b)	27,900	1,224,531

UnitedHealth Group Inc.	142,500	4,343,400

WellCare Health Plans Inc.(b)	37,100	1,363,796

		7,951,907

Movies & Entertainment–1.15%
Time Warner Inc.	81,000	2,360,340

Oil & Gas Drilling–0.13%
Seahawk Drilling Inc.(b)	11,800	265,972

Oil & Gas Refining & Marketing–0.52%
World Fuel Services Corp.	39,600	1,060,884

Paper Packaging–1.53%
Temple-Inland Inc.	148,900	3,143,279

Paper Products–2.13%
Clearwater Paper Corp.(b)	10,100	555,197

Domtar Corp.(b)	53,000	2,936,730

International Paper Co.	32,700	875,706

		4,367,633

Pharmaceuticals–7.29%
Eli Lilly and Co.	107,800	3,849,538

Forest Laboratories, Inc.(b)	70,400	2,260,544

Johnson & Johnson	13,200	850,212

Merck & Co., Inc.	52,178	1,906,584

Pfizer Inc.	136,800	2,488,392

Valeant Pharmaceuticals International(b)	113,300	3,601,807

		14,957,077

Property & Casualty Insurance–5.10%
Aspen Insurance Holdings Ltd.	92,400	2,351,580

Chubb Corp. (The)	32,700	1,608,186

Travelers Cos., Inc. (The)	62,000	3,091,320

XL Capital Ltd.–Class A	186,400	3,416,712

		10,467,798

Publishing–2.01%
Gannett Co., Inc.	215,600	3,201,660

McGraw-Hill Cos., Inc. (The)	27,400	918,174

		4,119,834

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM Select Equity Fund

	Shares	Value

Reinsurance–0.08%
RenaissanceRe Holdings Ltd.	3,100	$164,765

Semiconductor Equipment–0.32%
Amkor Technology, Inc.(b)	90,600	648,696

Semiconductors–4.08%
Marvell Technology Group Ltd.(b)	15,000	311,250

Micron Technology, Inc.(b)	388,500	4,102,560

Texas Instruments Inc.	151,700	3,953,302

		8,367,112

Specialized REIT’s–0.07%
Public Storage	1,700	138,465

Steel–0.41%
Reliance Steel & Aluminum Co.	19,300	834,146

Systems Software–5.05%
Microsoft Corp.	251,600	7,671,284

Symantec Corp.(b)	150,600	2,694,234

		10,365,518

Tobacco–0.51%
Philip Morris International Inc.	21,800	1,050,542

Trucking–1.33%
Avis Budget Group, Inc.(b)	208,100	2,730,272

Wireless Telecommunication Services–0.24%
Sprint Nextel Corp.(b)	67,200	245,952

USA Mobility, Inc.(b)	22,100	243,321

		489,273

Total Common Stocks & Other Equity Interests (Cost $175,257,555)		204,158,673

	Principal
	Amount
U.S. Treasury Bills–0.42%
0.03%, 03/18/10 (Cost $874,936)(c)(d)	$875,000	874,929

	Shares
Money Market Funds–0.38%
Liquid Assets Portfolio–Institutional Class(e)	389,562	389,562

Premier Portfolio–Institutional Class(e)	389,562	389,562

Total Money Market Funds (Cost $779,124)		779,124

TOTAL INVESTMENTS–100.31% (Cost $176,911,615)		205,812,726

OTHER ASSETS LESS LIABILITIES–(0.31)%		(643,508)

NET ASSETS–100.00%		$205,169,218

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 4.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM Select Equity Fund

Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments, at value (Cost $176,132,491)	$205,033,602

Investments in affiliated money market funds, at value and cost	779,124

Total investments, at value (Cost $176,911,615)	205,812,726

Receivables for:
Fund shares sold	43,228

Dividends	128,551

Investment for trustee deferred compensation and retirement plans	90,707

Other assets	18,307

Total assets	206,093,519

Liabilities:
Payables for:
Fund shares reacquired	512,582

Variation margin	12,540

Accrued fees to affiliates	172,893

Accrued other operating expenses	63,792

Trustee deferred compensation and retirement plans	162,494

Total liabilities	924,301

Net assets applicable to shares outstanding	$205,169,218

Net assets consist of:
Shares of beneficial interest	$292,726,089

Undistributed net investment income	535,494

Undistributed net realized gain (loss)	(117,004,656)

Unrealized appreciation	28,912,291

$205,169,218

Net Assets:
Class A	$171,894,350

Class B	$18,284,878

Class C	$13,264,728

Class Y	$1,725,262

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	10,750,351

Class B	1,321,447

Class C	960,645

Class Y	107,627

Class A:
Net asset value per share	$15.99

Maximum offering price per share (Net asset value of $15.99 divided by 94.50%)	$16.92

Class B:
Net asset value and offering price per share	$13.84

Class C:
Net asset value and offering price per share	$13.81

Class Y:
Net asset value and offering price per share	$16.03

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM Select Equity Fund

Statement of Operations

For the year ended December 31, 2009

Investment income:
Dividends	$4,039,744

Dividends from affiliated money market funds	10,766

Interest	15,634

Total investment income	4,066,144

Expenses:
Advisory fees	1,453,353

Administrative services fees	50,000

Custodian fees	14,905

Distribution fees:
Class A	394,858

Class B	190,866

Class C	121,361

Transfer agent fees	936,191

Trustees’ and officers’ fees and benefits	26,306

Other	169,131

Total expenses	3,356,971

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(15,814)

Net expenses	3,341,157

Net investment income	724,987

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(39,476,676)

Futures contracts	1,057,672

(38,419,004)

Change in net unrealized appreciation (depreciation) of:
Investment securities	80,129,906

Futures contracts	(39,715)

80,090,191

Net realized and unrealized gain	41,671,187

Net increase in net assets resulting from operations	$42,396,174

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM Select Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2009 and 2008

	2009	2008

Operations:
Net investment income	$724,987	$753,448

Net realized gain (loss)	(38,419,004)	(70,223,285)

Change in net unrealized appreciation (depreciation)	80,090,191	(65,167,773)

Net increase (decrease) in net assets resulting from operations	42,396,174	(134,637,610)

Distributions to shareholders from net investment income:
Class A	(803,875)	—

Class Y	(9,089)	—

Total distributions from net investment income	(812,964)	—

Share transactions-net:
Class A	(15,797,722)	(17,437,958)

Class B	(8,444,441)	(42,884,430)

Class C	(1,818,089)	(5,709,230)

Class Y	428,519	1,291,209

Net increase (decrease) in net assets resulting from share transactions	(25,631,733)	(64,740,409)

Net increase (decrease) in net assets	15,951,477	(199,378,019)

Net assets:
Beginning of year	189,217,741	388,595,760

End of year (includes undistributed net investment income of $535,494 and $598,555, respectively)	$205,169,218	$189,217,741

Notes to Financial Statements

December 31, 2009

NOTE 1—Significant Accounting Policies

AIM Select Equity Fund (the “Fund”) is a series portfolio of AIM Funds Group (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

14        AIM Select Equity Fund

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE.
Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

15        AIM Select Equity Fund

G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
J.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $150 million	0.80%

Over $150 million	0.625%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Funds between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  On December 31, 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc. and the consolidated adviser firm was renamed Invesco Advisers, Inc.
  Effective July 1, 2009, the Adviser has contractually agreed, through at least April 30, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 2.00%, 2.75%, 2.75% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time. The Adviser did not waive fees and/or reimburse expenses under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended December 31, 2009, the Adviser waived advisory fees of $3,015.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense

16        AIM Select Equity Fund

reimbursement are included in the Statement of Operations. For the year ended December 31, 2009, Invesco Ltd. reimbursed expenses of the Fund in the amount of $1,068.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2009, the expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Class A, Class B, Class C and Class Y shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of each class of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2009, IADI advised the Fund that IADI retained $17,391 in front-end sales commissions from the sale of Class A shares and $0, $28,803 and $248 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$204,937,797	$—	$—	$204,937,797

U.S. Treasury Securities	—	874,929	—	874,929

Subtotal	$204,937,797	$874,929	$—	$205,812,726

Other Investments*	11,180	—	—	11,180

Total Investments	$204,948,977	$874,929	$—	$205,823,906

*	Other Investments include futures which are included at unrealized appreciation

NOTE 4—Derivative Investments

Effective with the beginning of the Fund’s fiscal year, the Fund has implemented new required disclosures about derivative instruments and hedging activities in accordance with GAAP. GAAP has intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

17        AIM Select Equity Fund

Value of Derivative Instruments at Period-End

The Table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of December 31, 2009:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Index risk
Futures contracts(a)	$11,180	$—

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets & Liabilities.

Effect of Derivative Instruments for the year ended December 31, 2009

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Futures*

Realized Gain
Index risk	$1,057,672

Change in Unrealized Appreciation (Depreciation)
Index risk	(39,715)

Total	$1,017,957

*	The average value of futures outstanding during the period was $1,816,199.

Open Futures Contracts
	Number of	Month/		Unrealized
Contract	Contracts	Commitment	Value	Appreciation

S&P 500 E-Mini Futures	22	March-2010/Long	$1,221,770	$11,180

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2009, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $11,731.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2009, the Fund paid legal fees of $3,213 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2009 and 2008:

	2009	2008

Ordinary income	$812,964	$—

18        AIM Select Equity Fund

Tax Components of Net Assets at Period-End:

2009

Undistributed ordinary income	$704,304

Net unrealized appreciation — investments	26,798,601

Temporary book/tax differences	(168,810)

Post-October deferral	(1,535,969)

Capital loss carryforward	(113,354,997)

Shares of beneficial interest	292,726,089

Total net assets	$205,169,218

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited to utilizing $113,354,997 of capital loss carryforward in the fiscal year ending December 31, 2010.
  The Fund has a capital loss carryforward as of December 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2010	$7,313,689

December 31, 2011	210,540

December 31, 2016	51,626,553

December 31, 2017	54,204,215

Total capital loss carryforward	$113,354,997

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2009 was $189,183,398 and $211,303,276, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$29,193,892

Aggregate unrealized (depreciation) of investment securities	(2,395,291)

Net unrealized appreciation of investment securities	$26,798,601

Cost of investments for tax purposes is $179,014,125.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward and partnership adjustments, on December 31, 2009, undistributed net investment income was increased by $24,916, undistributed net realized gain (loss) was increased by $6,571,358 and shares of beneficial interest decreased by $6,596,274. This reclassification had no effect on the net assets of the Fund.

19        AIM Select Equity Fund

NOTE 11—Share Information

	Summary of Share Activity

	Years ended December 31,
	2009(a)		2008
	Shares	Amount	Shares	Amount

Sold:
Class A	2,049,347	$26,747,341	742,688	$11,278,181

Class B	193,368	2,208,110	238,218	3,322,954

Class C	101,957	1,164,256	81,147	1,224,729

Class Y(b)	622,364	8,263,920	92,791	1,390,408

Issued as reinvestment of dividends:
Class A	48,303	757,871	—	—

Class Y	549	8,641	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	504,345	6,543,145	1,834,908	32,223,120

Class B	(581,922)	(6,543,145)	(2,129,999)	(32,223,120)

Reacquired:
Class A(b)	(3,679,059)	(49,846,079)	(3,684,529)	(60,939,259)

Class B	(360,252)	(4,109,406)	(903,657)	(13,984,264)

Class C	(259,733)	(2,982,345)	(456,913)	(6,933,959)

Class Y	(600,389)	(7,844,042)	(7,688)	(99,199)

Net increase (decrease) in share activity	(1,961,122)	$(25,631,733)	(4,193,034)	$(64,740,409)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 10% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	91,519	$1,372,782

Class A	(91,519)	(1,372,782)

20        AIM Select Equity Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

										Ratio of		Ratio of
										expenses		expenses
			Net gains							to average		to average net		Ratio of net
	Net asset	Net	(losses) on		Dividends					net assets		assets without		investment
	value,	investment	securities (both	Total from	from net	Net asset			Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	value, end	Total		end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	of period	Return(b)		(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 12/31/09	$12.89	$0.07	$3.10 (d)	$3.17	$(0.07)	$15.99	24.64	%(d)	$171,894	1.64	%(e)	1.64	%(e)	0.50	%(e)	101%
Year ended 12/31/08	21.02	0.08	(8.21)	(8.13)	—	12.89	(38.68)		152,478	1.52		1.52		0.44		158
Year ended 12/31/07	21.10	0.04	(0.12)	(0.08)	—	21.02	(0.38)		271,828	1.33		1.34		0.19		129
Year ended 12/31/06	18.55	0.03	2.52	2.55	—	21.10	13.75		259,817	1.40		1.41		0.14		72
Year ended 12/31/05	17.65	(0.04)	0.94	0.90	—	18.55	5.10		259,946	1.39		1.39		(0.21)		91

Class B
Year ended 12/31/09	11.19	(0.03)	2.68 (d)	2.65	—	13.84	23.68	(d)	18,285	2.39	(e)	2.39	(e)	(0.25	)(e)	101
Year ended 12/31/08	18.37	(0.05)	(7.13)	(7.18)	—	11.19	(39.08)		23,159	2.27		2.27		(0.31)		158
Year ended 12/31/07	18.58	(0.11)	(0.10)	(0.21)	—	18.37	(1.13)		89,372	2.08		2.09		(0.56)		129
Year ended 12/31/06	16.46	(0.11)	2.23	2.12	—	18.58	12.88		85,521	2.15		2.16		(0.61)		72
Year ended 12/31/05	15.78	(0.15)	0.83	0.68	—	16.46	4.31		106,097	2.14		2.14		(0.96)		91

Class C
Year ended 12/31/09	11.16	(0.03)	2.68 (d)	2.65	—	13.81	23.75	(d)	13,265	2.39	(e)	2.39	(e)	(0.25	)(e)	101
Year ended 12/31/08	18.33	(0.05)	(7.12)	(7.17)	—	11.16	(39.12)		12,483	2.27		2.27		(0.31)		158
Year ended 12/31/07	18.55	(0.11)	(0.11)	(0.22)	—	18.33	(1.19)		27,396	2.08		2.09		(0.56)		129
Year ended 12/31/06	16.43	(0.11)	2.23	2.12	—	18.55	12.90		19,966	2.15		2.16		(0.61)		72
Year ended 12/31/05	15.75	(0.15)	0.83	0.68	—	16.43	4.32		22,860	2.14		2.14		(0.96)		91

Class Y
Year ended 12/31/09	12.90	0.10	3.12 (d)	3.22	(0.09)	16.03	24.94	(d)	1,725	1.39	(e)	1.39	(e)	0.75	(e)	101
Year ended 12/31/08(f)	15.00	0.01	(2.11)	(2.10)	—	12.90	(14.00)		1,098	1.50	(g)	1.50	(g)	0.46	(g)	158

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending December 31, 2007, the portfolio turnover calculation excludes the value of securities purchased of $116,070,354 and sold of $105,558,150 in the effort to realign the Fund’s portfolio holdings after the reorganization of AIM Opportunities II Fund and AIM Opportunities III Fund into the Fund.
(d)	Includes litigation proceeds received during the period. Had the litigation proceeds not been received, net gains (losses) on securities (both realized and unrealized) per share would have been $2.95, $2.53, $2.53, and $2.97 for Class A, Class B, Class C, and Class Y shares, respectively and total returns would have been lower.
(e)	Ratios are based on average daily net assets (000’s omitted) of $157,943, $19,087, $12,136, and $1,371 for Class A, Class B, Class C, and Class Y shares, respectively.
(f)	Commencement date of October 3, 2008.
(g)	Annualized.

21        AIM Select Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Funds Group
and Shareholders of AIM Select Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Select Equity Fund (one of the funds constituting AIM Funds Group, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 17, 2010
Houston, Texas

22        AIM Select Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/09)	(12/31/09)[1]	Period[2]	(12/31/09)	Period[2]	Ratio
A	$1,000.00	$1,224.50	$8.69	$1,017.39	$7.88	1.55%

B	1,000.00	1,220.50	12.87	1,013.61	11.67	2.30

C	1,000.00	1,220.00	12.87	1,013.61	11.67	2.30

Y	1,000.00	1,225.70	7.29	1,018.65	6.61	1.30

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2009 through December 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23        AIM Select Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2009:

Federal and State Income Tax

Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%
U.S. Treasury Obligations*	0.02%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24        AIM Select Equity Fund

Trustees and Officers
The address of each trustee and officer of AIM Funds Group (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer	During Past 5 Years	Held by Trustee
	Since

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Adviser to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	None

		Formerly: Chairman, Invesco Aim Advisors, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co- Chief Executive Officer, Invesco Advisers, inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company); Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC	None
		Formerly: Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1987	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2003	Retired	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars Foundation and Executive Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	None

Lewis F. Pennock — 1942 Trustee	1992	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2003	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired	None
		Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

T-1

Trustees and Officers – (continued)

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer	During Past 5 Years	Held by Trustee
	Since

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC	N/A
		Formerly: Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisors, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®	N/A
		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); and Vice President, The AIM Family of Funds®	N/A
		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.)	N/A
		Formerly: Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Karen Dunn Kelley — 1960 Vice President	1992	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)	N/A
		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., and The AIM Family of Funds®	N/A
		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The AIM Family of Funds®, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.	N/A
		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 100	Invesco Advisers, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 100	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-2

Invesco Aim Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco Aim collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco Aim, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco Aim maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website — invescoaim.com. More detail is available to you at that site.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. In the Financial Products box, click on Mutual Funds; then, in the Fund Information box, select Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-01540 and 002-27334.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.
     If used after April 20, 2010, this report must be accompanied by a Quarterly Performance Review for the most recent quarter-end.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Aim Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

invescoaim.com	SEQ-AR-1	Invesco Aim Distributors, Inc.

Invesco Aim

Annual Report to Shareholders

December 31, 2009

AIM Small Cap Equity Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
12	Financial Statements
14	Notes to Financial Statements
21	Financial Highlights
22	Auditor’s Report
23	Fund Expenses
T-1	Trustees and Officers

Letters to Shareholders
Philip Taylor
Dear Shareholders:
While the year ended December 31, 2009, was difficult, economic conditions and market trends appeared more favorable at the close of the year than at its start. Calendar year 2009 began amid a sharp stock market sell off that continued until March, when an abrupt market rebound began.

Increased communication
This volatility prompted a greater than usual number of mutual fund shareholders to contact me. Some of you took the time to write a letter while others of you emailed me at phil@invescoaim.com. Your questions, comments and suggestions gave me better insight into what was on your minds.
     As a result, Invesco Aim’s investment professionals and I have increased our efforts to stay in touch and share our views with you. We increased the number of “Investment Perspectives” articles on our website, invescoaim.com. Through these articles, we’ve tried to provide timely market commentary, general investor education information and sector updates. I hope you’ll take a moment to read them and let me know if you find them useful.
     To access your Fund’s latest quarterly commentary, click on “Mutual Funds” inside the “Financial Products” box. Then, in the “Fund Information” box, click on “Quarterly Commentary” and select your Fund.
Guarded optimism
Despite a steady stream of bad economic news, markets in the U.S. and around the world began a robust recovery in March 2009. History has shown that no matter how positive or negative the economic news of the day may be, markets tend to look forward – often anticipating economic improvement or deterioration well before it arrives.
     U.S. gross domestic product (GDP) contracted in the final two quarters of 2008 and the first two quarters of 2009. But GDP expanded in the third quarter of 2009 at an annualized rate of 2.2%, the strongest rate of growth in two years.1
     In December 2009, the U.S. Federal Reserve (the Fed) cited signs that economic activity was picking up2:
■	The housing sector shows some signs of recent improvement.

■	Household spending appears to be expanding moderately, despite high unemployment, modest income growth and tight credit.

■	Businesses continue to cut back on fixed investment, albeit at a slower pace than previously.
     Nonetheless, unemployment continued to cast a pall over empirical evidence showing that the U.S. economy was improving. The unemployment rate rose from 7.7% to 10.0% in 20093 – and those who remained employed worried about their job security.
     As a result, many Americans have decided to spend less and save more. One government estimate suggests Americans saved just 1.7% of their disposable personal income in 2007 and just 2.7% in 2008.1 That same estimate suggests Americans saved 3.7%, 5.4% and 4.5% of their disposable personal income in the first, second and third quarters of 2009, respectively.1
     Many families have decided that spending less and saving more makes sense – and they are to be applauded for doing so. After all, while we can’t control market returns, we can control how much we regularly save and invest.
     Markets rise and fall, and sharp, sudden rebounds have historically often been followed by unpleasant, abrupt market downturns. While it may be difficult to save and invest more — particularly over a long time horizon and in periods of economic hardship – it really is a reliable way to build an investment portfolio.
     If you’ve decided to save and invest more, it’s important that you work with an experienced, trusted financial adviser. A financial adviser can help you prepare for 2010 by updating you on market conditions, helping you reevaluate your risk tolerance and suggesting investments that may be appropriate for you, given your changing needs and goals.
A single focus
I believe Invesco Aim is uniquely positioned to serve our clients. Our parent company, Invesco Ltd., is one of the largest4 and most diversified global asset managers. We provide clients with diversified investment strategies and a range of investment products managed by distinct management teams around the world. We believe we can serve you best by focusing on one thing and doing it well: managing your money.
     Our investment professionals have managed clients’ money in up markets and down markets. All of us here recognize that market conditions change often; what will not change is our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service.
     If you have questions about this report or your account, please contact one of our client services representatives at 800 959 4246.
     Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim
1 Bureau of Economic Analysis; 2 U.S. Federal Reserve; 3 Bureau of Labor Statistics; 4 Pensions & Investments

2 AIM Small Cap Equity Fund

Bruce Crockett
Dear Fellow Shareholders:
By all accounts, 2009 was a challenging year for all of us. Although the economy and financial markets whipsawed us through much of last year, the final months of the decade concluded with many of us feeling somewhat more optimistic about 2010 as we began to see the markets and economy evidence the first green shoots of recovery.
     Perhaps the most valuable takeaway from 2009 is the manner in which it underscored the importance of adopting the long-term, appropriately diversified investment strategy I’ve mentioned in my previous letters. If anything, last year was the litmus test for this approach.
     Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your savings and a deep appreciation for your trust. We have already begun the annual review and management contract renewal process and will continue to seek to manage costs and reward performance in ways that put your interests first. (It might also interest you to know that the Board currently has five committees – Compliance, Audit, Governance, Investments, and Valuation Distribution and Proxy Voting – whose members exercise oversight to maintain the AIM Funds “Investor First” orientation.)
     To that end, some of you may have seen it reported in October 2009 that Invesco will assume the management of the Van Kampen family of mutual funds as well as the Morgan Stanley retail funds. The closing will be later this year and we view this addition as an excellent opportunity to provide you, our shareholders, access to an even broader range of well-diversified mutual funds under the Invesco umbrella. I’ll keep you updated on the work we’re doing to deliver the value of this acquisition to our shareholders in my upcoming letters.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming year.
Sincerely,

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees

3 AIM Small Cap Equity Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended December 31, 2009, Class A shares of AIM Small Cap Equity Fund had double-digit positive returns at net asset value (NAV), but underperformed the Fund’s style-specific index, the Russell 2000 Index. In 2009, many lower quality companies with significant debt levels or other high-risk business practices saw their stocks surge, but those were not the companies we wished to own in the portfolio. Additionally, much of the Fund’s underperformance was due to stock selection in several sectors.
     The Fund underperformed the broad market, as measured by the S&P 500 Index.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/08 to 12/31/09, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	20.35%

Class B Shares	19.59

Class C Shares	19.45

Class R Shares	20.00

Class Y Shares	20.86

Institutional Class Shares	21.06

S&P500 Index▼ (Broad Market Index)	26.47

Russell 2000 Index▼ (Style-Specific Index)	27.17

Lipper Small-Cap Core Funds Index▼ (Peer Group Index)	34.50

▼	Lipper Inc.

How we invest
Our investment process seeks to identify attractively valued small-cap companies with high growth potential, demonstrated by consistent and accelerating revenue and earnings growth.
     We begin with a quantitative model that ranks companies based on a set of fundamental, valuation and timeliness factors. This proprietary model provides an objective approach to identifying new investment opportunities, as the highest ranked stocks become the primary focus of our research efforts.
     Our stock selection process is based on a rigorous three-step process that includes fundamental, valuation and timeliness analysis.
1.	Fundamental analysis. Building financial models and conducting in-depth interviews with company management.

2.	Valuation analysis. Identifying attractively valued stocks given their growth potential over a one- to two-year horizon.

3.	Timeliness analysis. Identifying the “timeliness” of a stock purchase. We review trading volume characteristics and trend analysis to make sure there are no signs of the stock deterioration. This also serves as a risk management measure that helps us confirm our high conviction candidates.
     Portfolio construction plays an important role in risk management. We align the Fund with the S&P 600 Small Cap Index, the benchmark we believe represents the small-cap-growth asset class. We seek to manage risk by keeping the Fund’s sector weightings in line with the benchmark by staying fully diversified in all those sectors. We also seek to limit stock-specific risk by investing in typically 120-130 holdings.
     We consider selling a stock when it no longer meets our investment criteria, based on:
■	Our original investment thesis is not valid because the fundamentals are no longer intact.

■	The price target set at purchase is exceeded.

■	The company’s timeliness profile deteriorates.

Market conditions and your Fund
The year ended December 31, 2009, was truly a tale of two markets. During the first two months of the reporting period, equity markets experienced steep declines as severe problems in credit markets, a rapidly deteriorating housing market, rising energy and food prices and a deteriorating outlook for corporate earnings led to a global recession. However, the U.S. economy began to show signs that the economic contraction was moderating, and equity markets rapidly reversed direction beginning in March 2009 and rallied strongly for most of the remaining months in the year.
     In this environment, indexes measuring the performance of large-, mid- and small-cap stocks all had positive returns, with mid-cap stocks outperforming large- and small-cap stocks.1 In terms of investment style, growth stocks outperformed value stocks.1 The sectors with the highest returns in the broad market as represented by the S&P 500 Index included more economically sensitive sectors such as information technology, materials and consumer discretionary.1

Portfolio Composition
By sector

Information Technology	20.7%

Industrials	18.9

Financials	14.7

Health Care	13.8

Consumer Discretionary	13.7

Energy	8.2

Materials	3.4

Telecommunication Services	2.2

Utilities	1.7

Consumer Staples	1.5

Money Market Funds Plus
Other Assets Less Liabilities	1.2

Top 10 Equity Holdings*

1.	Ariba Inc.	1.3%

2.	Complete Production Services, Inc.	1.2

3.	Cooper Cos., Inc.	1.2

4.	TRW Automotive Holdings Corp.	1.2

5.	LaSalle Hotel Properties	1.2

6.	OSI Systems, Inc.	1.2

7.	ABM Industries Inc.	1.2

8.	Arris Group Inc.	1.1

9.	Phillips-Van Heusen Corp.	1.1

10.	Anixter International Inc.	1.1

Top Five Industries

1.	Oil & Gas Equipment & Services	4.4%

2.	Oil & Gas Exploration & Production	3.8

3.	Regional Banks	3.7

4.	Restaurants	3.4

5.	Electrical Components & Equipment	3.0

Total Net Assets	$461.0 million

Total Number of Holdings*	120

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4 AIM Small Cap Equity Fund

     The Fund had double-digit absolute returns, but underperformed the Russell 2000 Index due primarily to stock selection in several sectors, including industrials, information technology (IT), materials and health care. The Fund underperformed by the widest margin in the industrials sector, driven by both stock selection and an overweight position. One of the leading detractors from Fund performance was Team, a company that provides maintenance and construction services for high pressure piping systems. Other key detractors from performance included technological product designer AeroVironment, steel pipeline maker Northwest Pipe and tool maker Snap-On. Despite the weak performance, we continued to own AeroVironment and Northwest Pipe, but we sold Snap-On due to deteriorating fundamentals.
     The Fund also underperformed in the IT sector, driven by stock selection. The leading detractor from Fund performance in the IT sector was Comtech Telecommunications, a company that designs and manufactures innovative communication products and services. Much of the remaining underperformance in the IT sector was because the Fund did not have exposure to many of the more highly leveraged and/or cyclical companies that had the strongest performance during the market rebound. Our investment process focuses on companies that can self-fund their growth initiatives, so many of our holdings underperformed these more highly leveraged companies as credit markets began to improve following the March market inflection point.
     Underperformance in the materials sector was due to both stock selection and an underweight position. Similar to what happened in the IT sector, much of the Fund’s underperformance in the materials sector was because the Fund did not own many of the highly leveraged and/or cyclical companies that outperformed during the market rebound.
     The Fund underperformed in the health care sector due to stock selection. The leading detractor to overall Fund performance was ViroPharma, a pharmaceutical company that focuses on discovering drugs to combat RNA viruses. A second company that detracted from Fund performance was Cardiac Science, a medical device company that makes cardiovascular monitoring and therapeutic equipment.
     Some of this underperformance was offset by outperformance in other sectors, including financials, energy and utilities. The Fund outperformed by the widest margin in the financials sector, due to stock selection and an underweight position. Several of the Fund’s diversified financials holdings had strong performance driven by improving equity markets, including Gamco Investors, Affiliated Managers Group and KBW. The Fund also benefited from stock selection and an underweight position in the banks industry group.
     Outperformance in the energy sector was due to stock selection and an overweight position. Many energy equipment and services holdings had strong performance following the market rebound, including Oceaneering International, Natco Group and Lufkin Industries. These companies benefited from accelerating demand for their products and services as the global economy showed signs of dramatic improvement and oil prices rebounded. We sold Natco Group and Cardiac Science.
     Outperformance in the utilities sector was driven by stock selection and an underweight position. Energen made a key contribution to Fund performance during the period.
     During the year, the most significant positioning changes included additions in more economically sensitive sectors including IT, energy and consumer discretionary. Purchases in these sectors were funded by reducing exposure to the more defensive sectors including consumer staples and utilities. All changes to the Fund were based on our bottom-up stock selection process of identifying high-quality growth companies trading at what we believe are attractive valuations.
     We thank you for your commitment to AIM Small Cap Equity Fund.

1	Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Juliet Ellis
Chartered Financial Analyst, senior portfolio manager, is lead manager of AIM Small Cap Equity Fund. Ms. Ellis joined Invesco Aim in 2004. She previously served as senior portfolio manager of two small-cap funds for another company and was responsible for the management of more than $2 billion in assets. Ms. Ellis began her investment career in 1981 as a financial consultant. She is a cum laude and Phi Beta Kappa graduate of Indiana University with a B.A. in economics and political science.
Juan Hartsfield
Chartered Financial Analyst, portfolio manager, is manager of AIM Small Cap Equity Fund. Prior to joining Invesco Aim in 2004, he began his investment career in 2000 as an equity analyst and most recently served as a portfolio manager. Mr. Hartsfield earned a B.S. in petroleum engineering from The University of Texas and his M.B.A. from the University of Michigan.
Assisted by the Small Cap Growth/Core Team

5 AIM Small Cap Equity Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund and index data from 08/31/00

1	Lipper Inc.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges.
Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

6 AIM Small Cap Equity Fund

Average Annual Total Returns
As of 12/31/09, including maximum applicable sales charges

Class A Shares

Inception (8/31/00)	3.20%

5 Years	0.38

1 Year	13.74

Class B Shares

Inception (8/31/00)	3.20%

5 Years	0.50

1 Year	14.59

Class C Shares

Inception (8/31/00)	3.08%

5 Years	0.75

1 Year	18.45

Class R Shares

Inception	3.59%

5 Years	1.27

1 Year	20.00

Class Y Shares

Inception	3.87%

5 Years	1.60

1 Year	20.86

Institutional Class Shares

Inception	4.14%

5 Years	2.09

1 Year	21.06
Class R shares’ inception date is June 3, 2002. Returns since that date are historical returns. All other returns are blended returns of historical Class R share performance and restated Class A share performance (for periods prior to the inception date of Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R shares. Class A shares’ inception date is August 31, 2000.
     Class Y shares’ inception date is October 3, 2008; returns since that date are actual returns. All other returns are blended returns of actual Class Y share performance and restated Class A share performance (for periods prior to the inception date of Class Y shares) at net asset value. The restated Class A share performance reflects the Rule 12b-1 fees applicable to Class A shares as well as any fee waivers or expense reimbursements received by Class A shares. Class A shares’ inception date is August 31, 2000.
     Institutional Class shares’ inception date is April 29, 2005; returns since that date are actual returns. All other returns are blended returns of actual Institutional Class share performance and restated Class A share performance (for periods prior to the inception date of Institutional Class shares) at net asset value. The restated Class A share performance reflects the Rule 12b-1 fees applicable to Class A shares as well as any fee waivers or expense reimbursements received by Class A shares. Class A shares’ inception date is August 31, 2000.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.41%, 2.16%, 2.16%, 1.66%, 1.16% and 0.84%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.75% CDSC that may be imposed on a total redemption of retirement plan assets within the first year. Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7 AIM Small Cap Equity Fund

AIM Small Cap Equity Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of December 31, 2009, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any AIM fund. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	The values of convertible securities in which the Fund invests may be affected by market interest rates, the risk that the issuer may default on interest or principal payments, and the value of the underlying common stock into which these securities may be converted.

■	Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

■	Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

■	Stocks fall into three broad market capitalization categories – large, medium, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Small and mid-sized companies may tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and mid-sized companies may involve special risks, including those associated with dependence on a small management group, little of no operating history, little or no track record of success, and limited product lines, market and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and mid-sized companies may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for fund to establish or close out a position in these securities at prevailing market prices.

■	The prices of securities held by the Fund may decline in response to market risks.

■	Although the Fund’s return during certain periods was positively impacted by its investments in initial public offerings (IPOs), there can be no assurance that the fund will have favorable IPO investment opportunities in the future.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The Russell 2000® Index is an unmanaged index considered representative of small-cap stocks. The Russell 2000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Small-Cap Core Funds Index is an unmanaged index considered representative of small-cap core funds tracked by Lipper.
■	The S&P SmallCap 600 Index is a market-value weighted index that consists of 600 small cap domestic stocks chosen for market size, liquidity, and industry group representation.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	SMEAX
Class B Shares	SMEBX
Class C Shares	SMECX
Class R Shares	SMERX
Class Y Shares	SMEYX
Institutional Class Shares	SMEIX

8 AIM Small Cap Equity Fund

Schedule of Investments(a)

December 31, 2009

	Shares	Value

Common Stocks & Other Equity Interests–98.81%
Advertising–1.07%
Interpublic Group of Cos., Inc. (The)(b)	666,689	$4,920,165

Aerospace & Defense–2.38%
AAR Corp.(b)	210,396	4,834,900

Aerovironment Inc.(b)	100,754	2,929,926

Curtiss-Wright Corp.	102,262	3,202,846

		10,967,672

Airlines–0.86%
Allegiant Travel Co.(b)(c)	84,321	3,977,422

Apparel Retail–1.79%
Citi Trends Inc.(b)	138,095	3,814,184

J. Crew Group, Inc.(b)	99,616	4,456,820

		8,271,004

Apparel, Accessories & Luxury Goods–2.83%
Carter’s, Inc.(b)	169,228	4,442,235

Phillips-Van Heusen Corp.	127,908	5,203,297

Volcom, Inc.(b)	204,396	3,421,589

		13,067,121

Application Software–2.52%
Blackbaud, Inc.	108,863	2,572,433

Parametric Technology Corp.(b)	265,798	4,343,139

Quest Software, Inc.(b)	254,629	4,685,174

		11,600,746

Asset Management & Custody Banks–2.31%
Affiliated Managers Group, Inc.(b)	51,923	3,497,014

GAMCO Investors, Inc.–Class A	64,218	3,101,087

SEI Investments Co.	229,489	4,020,648

Teton Advisers, Inc.–Class A(c)	766	12,253

		10,631,002

Auto Parts & Equipment–1.19%
TRW Automotive Holdings Corp.(b)	229,029	5,469,212

Biotechnology–0.35%
InterMune, Inc.(b)(c)	122,805	1,601,377

Casinos & Gaming–1.03%
Bally Technologies Inc.(b)	114,983	4,747,648

Communications Equipment–2.61%
Arris Group Inc.(b)	465,315	5,318,550

Comtech Telecommunications Corp.(b)	110,472	3,872,044

JDS Uniphase Corp.(b)	346,880	2,861,760

Lantronix Inc.–Wts., expiring 02/09/11(d)	2,606	0

		12,052,354

Construction & Engineering–1.38%
MYR Group Inc.(b)	200,808	3,630,609

Northwest Pipe Co.(b)	101,225	2,718,903

		6,349,512

Construction, Farm Machinery & Heavy Trucks–1.65%
Titan International, Inc.	532,941	4,322,152

Trinity Industries, Inc.	187,514	3,270,244

		7,592,396

Data Processing & Outsourced Services–2.07%
CyberSource Corp.(b)	245,735	4,941,731

Wright Express Corp.(b)	143,738	4,579,492

		9,521,223

Diversified Chemicals–0.87%
FMC Corp.	71,820	4,004,683

Diversified Metals & Mining–0.98%
Compass Minerals International, Inc.	67,374	4,526,859

Diversified Support Services–0.54%
EnerNOC, Inc.(b)	81,806	2,486,084

Electrical Components & Equipment–3.01%
Baldor Electric Co.	158,132	4,441,928

Belden Inc.	151,641	3,323,970

General Cable Corp.(b)	92,038	2,707,758

GrafTech International Ltd.(b)	219,016	3,405,699

		13,879,355

Electronic Equipment & Instruments–1.69%
OSI Systems, Inc.(b)	196,126	5,350,317

Rofin-Sinar Technologies, Inc.(b)	102,821	2,427,604

		7,777,921

Environmental & Facilities Services–2.79%
ABM Industries Inc.	257,980	5,329,867

Team, Inc.(b)	184,633	3,472,947

Waste Connections, Inc.(b)	122,328	4,078,415

		12,881,229

Gas Utilities–1.47%
Energen Corp.	71,892	3,364,546

UGI Corp.	141,097	3,413,136

		6,777,682

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM Small Cap Equity Fund

	Shares	Value

General Merchandise Stores–0.53%
Pantry, Inc. (The)(b)	178,825	$2,430,232

Health Care Distributors–0.84%
Owens & Minor, Inc.	90,199	3,872,243

Health Care Equipment–1.97%
ev3 Inc.(b)	336,808	4,493,019

Invacare Corp.	183,533	4,577,313

		9,070,332

Health Care Facilities–1.72%
Skilled Healthcare Group Inc.–Class A(b)	408,780	3,045,411

Universal Health Services, Inc.–Class B	160,302	4,889,211

		7,934,622

Health Care Services–1.83%
Emdeon, Inc.–Class A(b)	269,062	4,103,196

Gentiva Health Services, Inc.(b)	159,936	4,319,871

		8,423,067

Health Care Supplies–2.07%
Cooper Cos., Inc. (The)	148,648	5,666,462

Haemonetics Corp.(b)	69,899	3,854,930

		9,521,392

Health Care Technology–1.19%
athenahealth Inc.(b)	50,980	2,306,335

Omnicell, Inc.(b)	272,392	3,184,263

		5,490,598

Home Furnishings–0.78%
Ethan Allen Interiors Inc.(c)	268,114	3,598,090

Industrial Machinery–2.32%
Chart Industries, Inc.(b)	134,758	2,230,245

Gardner Denver Inc.	14,443	614,550

RBC Bearings Inc.(b)	143,957	3,502,474

Valmont Industries, Inc.	55,197	4,330,204

		10,677,473

Insurance Brokers–1.49%
Arthur J. Gallagher & Co.	163,075	3,670,818

eHealth, Inc.(b)	195,682	3,215,055

		6,885,873

Integrated Telecommunication Services–1.81%
Alaska Communications Systems Group Inc.	454,481	3,626,758

Cincinnati Bell Inc.(b)	1,369,164	4,723,616

		8,350,374

Internet Software & Services–2.57%
Ancestry.com, Inc.(b)	184,110	2,579,381

GSI Commerce, Inc.(b)	177,988	4,519,115

Open Text Corp. (Canada)(b)	117,159	4,762,514

		11,861,010

Investment Banking & Brokerage–1.02%
KBW Inc.(b)	171,967	4,705,017

IT Consulting & Other Services–0.98%
CACI International Inc.–Class A(b)	92,467	4,517,013

Life Sciences Tools & Services–1.38%
Dionex Corp.(b)	61,157	4,517,668

eResearch Technology, Inc.(b)	310,840	1,868,148

		6,385,816

Marine–0.59%
DryShips Inc. (Greece)(b)	464,717	2,704,653

Metal & Glass Containers–0.85%
AptarGroup, Inc.	109,534	3,914,745

Movies & Entertainment–1.00%
World Wrestling Entertainment, Inc.–Class A	300,859	4,612,168

Office REIT’s–1.82%
Alexandria Real Estate Equities, Inc.(c)	60,468	3,887,488

Digital Realty Trust, Inc.	89,700	4,510,116

		8,397,604

Oil & Gas Equipment & Services–4.34%
Complete Production Services, Inc.(b)	445,361	5,789,693

Dresser-Rand Group, Inc.(b)	142,841	4,515,204

Lufkin Industries, Inc.	68,410	5,007,612

Oceaneering International, Inc.(b)	80,246	4,695,996

		20,008,505

Oil & Gas Exploration & Production–3.83%
Arena Resources, Inc.(b)	109,491	4,721,252

Comstock Resources, Inc.(b)	96,119	3,899,548

Forest Oil Corp.(b)	210,576	4,685,316

Penn Virginia Corp.	204,349	4,350,590

		17,656,706

Packaged Foods & Meats–1.51%
Flowers Foods, Inc.	124,662	2,961,969

TreeHouse Foods, Inc.(b)	102,841	3,996,401

		6,958,370

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM Small Cap Equity Fund

	Shares	Value

Pharmaceuticals–2.48%
Biovail Corp. (Canada)	303,941	$4,243,016

ViroPharma Inc.(b)	395,399	3,317,398

VIVUS, Inc.(b)(c)	423,351	3,890,596

		11,451,010

Property & Casualty Insurance–1.72%
FPIC Insurance Group, Inc.(b)	110,748	4,277,088

Hanover Insurance Group Inc. (The)	82,328	3,657,833

		7,934,921

Regional Banks–3.68%
BancFirst Corp.	71,745	2,657,435

Commerce Bancshares, Inc.	113,399	4,390,809

Community Trust Bancorp, Inc.	125,824	3,076,397

First Financial Bankshares, Inc.	62,713	3,400,926

FirstMerit Corp.	170,472	3,433,306

		16,958,873

Restaurants–3.42%
Brinker International, Inc.	220,136	3,284,429

DineEquity, Inc.(b)	121,436	2,949,680

Papa John’s International, Inc.(b)	125,291	2,926,798

Sonic Corp.(b)	334,808	3,371,517

Texas Roadhouse, Inc.–Class A(b)	288,929	3,244,673

		15,777,097

Semiconductor Equipment–2.75%
ATMI, Inc.(b)	202,806	3,776,248

Cymer, Inc.(b)	127,485	4,892,874

MKS Instruments, Inc.(b)	231,655	4,033,114

		12,702,236

Semiconductors–2.11%
ON Semiconductor Corp.(b)	572,023	5,039,523

Semtech Corp.(b)	276,918	4,710,375

		9,749,898

Specialized REIT’s–2.68%
LaSalle Hotel Properties	256,196	5,439,041

Senior Housing Properties Trust	170,240	3,723,149

Universal Health Realty Income Trust	99,175	3,176,575

		12,338,765

Specialty Chemicals–0.68%
Zep, Inc.	180,870	3,132,668

Systems Software–1.28%
Ariba Inc.(b)	472,979	5,921,697

Technology Distributors–2.10%
Anixter International Inc.(b)	108,712	5,120,335

Ingram Micro Inc.–Class A(b)	260,174	4,540,036

		9,660,371

Trading Companies & Distributors–0.91%
Beacon Roofing Supply, Inc.(b)	261,981	4,191,696

Trucking–2.51%
Landstar System, Inc.	109,645	4,250,937

Marten Transport, Ltd.(b)	166,256	2,984,295

Old Dominion Freight Line, Inc.(b)	142,004	4,359,523

		11,594,755

Water Utilities–0.26%
Cascal N.V. (United Kingdom)	220,239	1,191,493

Wireless Telecommunication Services–0.40%
NTELOS Holdings Corp.	103,230	1,839,559

Total Common Stocks & Other Equity Interests (Cost $417,722,609)		455,523,609

Money Market Funds–2.04%
Liquid Assets Portfolio–Institutional Class(e)	4,700,750	4,700,750

Premier Portfolio–Institutional Class(e)	4,700,750	4,700,750

Total Money Market Funds (Cost $9,401,500)		9,401,500

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.85% (Cost $427,124,109)		464,925,109

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.20%
Liquid Assets Portfolio–Institutional Class (Cost $10,163,869)(e)(f)	10,163,869	10,163,869

TOTAL INVESTMENTS–103.05% (Cost $437,287,978)		475,088,978

OTHER ASSETS LESS LIABILITIES–(3.05)%		(14,063,958)

NET ASSETS–100.00%		$461,025,020

Investment Abbreviations:

REIT	– Real Estate Investment Trust
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2009.
(d)	Non-income producing security acquired through a corporate action.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM Small Cap Equity Fund

Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments, at value (Cost $417,722,609)*	$455,523,609

Investments in affiliated money market funds, at value and cost	19,565,369

Total investments, at value (Cost $437,287,978)	475,088,978

Receivables for:
Investments sold	666,863

Fund shares sold	1,988,469

Dividends	447,862

Investment for trustee deferred compensation and retirement plans	47,836

Other assets	21,465

Total assets	478,261,473

Liabilities:
Payables for:
Investments purchased	5,115,812

Fund shares reacquired	1,348,393

Collateral upon return of securities loaned	10,163,869

Accrued fees to affiliates	381,412

Accrued other operating expenses	113,335

Trustee deferred compensation and retirement plans	113,632

Total liabilities	17,236,453

Net assets applicable to shares outstanding	$461,025,020

Net assets consist of:
Shares of beneficial interest	$484,335,963

Undistributed net investment income (loss)	(117,297)

Undistributed net realized gain (loss)	(60,994,646)

Unrealized appreciation	37,801,000

$461,025,020

Net Assets:
Class A	$273,743,756

Class B	$41,092,365

Class C	$40,465,526

Class R	$54,795,114

Class Y	$11,957,252

Institutional Class	$38,971,007

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	28,764,515

Class B	4,708,558

Class C	4,638,706

Class R	5,889,986

Class Y	1,251,251

Institutional Class	3,962,676

Class A:
Net asset value per share	$9.52

Maximum offering price per share (Net asset value of $9.52 divided by 94.50%)	$10.07

Class B:
Net asset value and offering price per share	$8.73

Class C:
Net asset value and offering price per share	$8.72

Class R:
Net asset value and offering price per share	$9.30

Class Y:
Net asset value and offering price per share	$9.56

Institutional Class:
Net asset value and offering price per share	$9.83

*	At December 31, 2009, securities with an aggregate value of $9,873,197 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM Small Cap Equity Fund

Statement of Operations

For the year ended December 31, 2009

Investment income:
Dividends (net of foreign withholding taxes of $7,157)	$3,807,400

Dividends from affiliated money market funds (includes securities lending income of $452,892)	493,961

Total investment income	4,301,361

Expenses:
Advisory fees	2,880,987

Administrative services fees	139,589

Custodian fees	36,860

Distribution fees:
Class A	581,972

Class B	423,702

Class C	355,897

Class R	189,430

Transfer agent fees — A, B, C, R and Y	1,447,667

Transfer agent fees — Institutional	10,357

Trustees’ and officers’ fees and benefits	31,331

Other	294,627

Total expenses	6,392,419

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(27,284)

Net expenses	6,365,135

Net investment income (loss)	(2,063,774)

Net realized gain (loss) from investment securities (includes net gains from securities sold to affiliates of $74,237)	(33,735,518)

Change in net unrealized appreciation of investment securities	112,307,706

Net realized and unrealized gain	78,572,188

Net increase in net assets resulting from operations	$76,508,414

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM Small Cap Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2009 and 2008

	2009	2008

Operations:
Net investment income (loss)	$(2,063,774)	$(1,644,101)

Net realized gain (loss)	(33,735,518)	(26,858,226)

Change in net unrealized appreciation (depreciation)	112,307,706	(147,408,543)

Net increase (decrease) in net assets resulting from operations	76,508,414	(175,910,870)

Distributions to shareholders from net realized gains:
Class A	—	(3,289,862)

Class B	—	(815,086)

Class C	—	(577,212)

Class R	—	(350,122)

Class Y	—	(41,951)

Institutional Class	—	(334,108)

Total distributions from net realized gains	—	(5,408,341)

Share transactions–net:
Class A	(39,847)	(4,535,055)

Class B	(15,759,627)	(27,582,114)

Class C	(2,262,893)	1,083,289

Class R	21,956,253	7,578,764

Class Y	6,638,350	4,010,813

Institutional Class	8,039,870	(3,099,714)

Net increase (decrease) in net assets resulting from share transactions	18,572,106	(22,544,017)

Net increase (decrease) in net assets	95,080,520	(203,863,228)

Net assets:
Beginning of year	365,944,500	569,807,728

End of year (includes undistributed net investment income (loss) of $(117,297) and $(126,724), respectively)	$461,025,020	$365,944,500

Notes to Financial Statements

December 31, 2009

NOTE 1—Significant Accounting Policies

AIM Small Cap Equity Fund (the “Fund”) is a series portfolio of AIM Funds Group (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s primary investment objective is long-term growth of capital.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the

14        AIM Small Cap Equity Fund

security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

15        AIM Small Cap Equity Fund

D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.745%

Next $250 million	0.73%

Next $500 million	0.715%

Next $1.5 billion	0.70%

Next $2.5 billion	0.685%

Next $2.5 billion	0.67%

Next $2.5 billion	0.655%

Over $10 billion	0.64%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Funds between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  On December 31, 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc. and the consolidated adviser firm was renamed Invesco Advisers, Inc.

16        AIM Small Cap Equity Fund

  Effective July 1, 2009, the Adviser has contractually agreed, through at least April 30, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended December 31, 2009, the Adviser waived advisory fees of $12,536.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2009, Invesco Ltd. reimbursed expenses of the Fund in the amount of $1,290.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2009, IADI advised the Fund that IADI retained $42,064 in front-end sales commissions from the sale of Class A shares and $420, $38,634, $4,974 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

17        AIM Small Cap Equity Fund

  The following is a summary of the tiered valuation input levels, as of December 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$475,088,978	$—	$0	$475,088,978

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2009, the Fund engaged in securities purchases of $1,190,489 and securities sales of $733,735, which resulted in net realized gains of $74,237.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2009, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $13,458.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2009, the Fund paid legal fees of $3,651 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2009 and 2008:

	2009	2008

Ordinary income	$—	$1,530,214

Long-term capital gain	—	3,878,127

Total distributions	$—	$5,408,341

Tax Components of Net Assets at Period-End:

2009

Net unrealized appreciation — investments	$35,327,580

Temporary book/tax differences	(117,297)

Post-October deferrals	(1,772,863)

Capital loss carryforward	(56,748,363)

Shares of beneficial interest	484,335,963

Total net assets	$461,025,020

18        AIM Small Cap Equity Fund

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of December 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2016	$11,520,684

December 31, 2017	45,227,679

Total capital loss carryforward	$56,748,363

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2009 was $177,919,274 and $154,187,401, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$79,674,849

Aggregate unrealized (depreciation) of investment securities	(44,347,269)

Net unrealized appreciation of investment securities	$35,327,580

Cost of investments for tax purposes is $439,761,398.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2009, undistributed net investment income (loss) was increased by $2,073,201 and shares of beneficial interest decreased by $2,073,201. This reclassification had no effect on the net assets of the Fund.

19        AIM Small Cap Equity Fund

NOTE 11—Share Information

	Summary of Share Activity

	Year ended December 31,
	2009(a)		2008
	Shares	Amount	Shares	Amount

Sold:
Class A	10,516,085	$84,180,627	9,257,999	$92,284,143

Class B	424,027	3,093,656	937,641	8,964,701

Class C	1,216,922	9,086,035	1,948,156	18,789,173

Class R	4,498,423	35,597,879	1,762,619	17,263,551

Class Y(b)	3,722,554	29,567,670	446,957	4,015,372

Institutional Class	3,015,379	25,600,533	704,479	6,822,531

Issued as reinvestment of dividends:
Class A	—	—	416,783	3,117,475

Class B	—	—	113,178	782,068

Class C	—	—	79,785	550,888

Class R	—	—	47,742	349,948

Class Y	—	—	5,588	41,800

Institutional Class	—	—	41,893	321,735

Automatic conversion of Class B shares to Class A shares:
Class A	1,118,101	8,882,239	1,216,240	12,042,367

Class B	(1,214,236)	(8,882,239)	(1,311,007)	(12,042,367)

Reacquired:
Class A(b)	(11,689,879)	(93,102,713)	(11,422,318)	(111,979,040)

Class B	(1,376,744)	(9,971,044)	(2,701,315)	(25,286,516)

Class C	(1,573,176)	(11,348,928)	(1,950,803)	(18,256,772)

Class R	(1,690,444)	(13,641,626)	(1,008,461)	(10,034,735)

Class Y	(2,917,925)	(22,929,320)	(5,923)	(46,359)

Institutional Class	(2,003,335)	(17,560,663)	(1,011,393)	(10,243,980)

Net increase (decrease) in share activity	2,045,752	$18,572,106	(2,432,160)	$(22,544,017)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 14% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	309,176	$2,974,271

Class A	(309,176)	(2,974,271)

20        AIM Small Cap Equity Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

										Ratio of		Ratio of
										expenses		expenses
				Net gains						to average		to average net		Ratio of net
	Net asset	Net		(losses) on		Distributions				net assets		assets without		investment
	value,	investment		securities (both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income		realized and	investment	realized	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)		unrealized)	operations	gains	of period	Return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Year ended 12/31/09	$7.91	$(0.03	)(c)	$1.64	$1.61	$—	$9.52	20.35%	$273,744	1.52	%(d)	1.52	%(d)	(0.41	)%(d)	40%
Year ended 12/31/08	11.72	(0.02	)(c)	(3.67)	(3.69)	(0.12)	7.91	(31.45)	227,885	1.41		1.41		(0.19)		51
Year ended 12/31/07	12.24	(0.05	)(c)	0.64	0.59	(1.11)	11.72	4.92	343,993	1.37		1.43		(0.42)		49
Year ended 12/31/06	12.26	(0.07	)(c)	2.16	2.09	(2.11)	12.24	16.83	245,868	1.49		1.60		(0.55)		56
Year ended 12/31/05	12.80	(0.10)		0.96	0.86	(1.40)	12.26	6.58	218,915	1.51		1.62		(0.84)		52

Class B
Year ended 12/31/09	7.30	(0.09	)(c)	1.52	1.43	—	8.73	19.59	41,092	2.27	(d)	2.27	(d)	(1.16	)(d)	40
Year ended 12/31/08	10.92	(0.09	)(c)	(3.41)	(3.50)	(0.12)	7.30	(32.01)	50,220	2.16		2.16		(0.94)		51
Year ended 12/31/07	11.56	(0.14	)(c)	0.61	0.47	(1.11)	10.92	4.16	107,417	2.12		2.18		(1.17)		49
Year ended 12/31/06	11.77	(0.17	)(c)	2.07	1.90	(2.11)	11.56	15.90	126,111	2.24		2.35		(1.30)		56
Year ended 12/31/05	12.42	(0.19)		0.94	0.75	(1.40)	11.77	5.89	131,547	2.21		2.32		(1.54)		52

Class C
Year ended 12/31/09	7.30	(0.09	)(c)	1.51	1.42	—	8.72	19.45	40,466	2.27	(d)	2.27	(d)	(1.16	)(d)	40
Year ended 12/31/08	10.92	(0.09	)(c)	(3.41)	(3.50)	(0.12)	7.30	(32.01)	36,470	2.16		2.16		(0.94)		51
Year ended 12/31/07	11.56	(0.14	)(c)	0.61	0.47	(1.11)	10.92	4.16	53,684	2.12		2.18		(1.17)		49
Year ended 12/31/06	11.76	(0.17	)(c)	2.08	1.91	(2.11)	11.56	16.00	57,221	2.24		2.35		(1.30)		56
Year ended 12/31/05	12.42	(0.19)		0.93	0.74	(1.40)	11.76	5.81	55,009	2.21		2.32		(1.54)		52

Class R
Year ended 12/31/09	7.75	(0.05	)(c)	1.60	1.55	—	9.30	20.00	54,795	1.77	(d)	1.77	(d)	(0.66	)(d)	40
Year ended 12/31/08	11.51	(0.04	)(c)	(3.60)	(3.64)	(0.12)	7.75	(31.59)	23,879	1.66		1.66		(0.44)		51
Year ended 12/31/07	12.07	(0.09	)(c)	0.64	0.55	(1.11)	11.51	4.65	26,251	1.62		1.68		(0.67)		49
Year ended 12/31/06	12.15	(0.11	)(c)	2.14	2.03	(2.11)	12.07	16.47	27,946	1.74		1.85		(0.80)		56
Year ended 12/31/05	12.71	(0.13)		0.97	0.84	(1.40)	12.15	6.48	17,862	1.71		1.82		(1.04)		52

Class Y
Year ended 12/31/09	7.91	(0.01	)(c)	1.66	1.65	—	9.56	20.86	11,957	1.27	(d)	1.27	(d)	(0.16	)(d)	40
Year ended 12/31/08(e)	9.62	(0.00	)(c)	(1.59)	(1.59)	(0.12)	7.91	(16.48)	3,534	1.29	(f)	1.30	(f)	(0.07	)(f)	51

Institutional Class
Year ended 12/31/09	8.12	0.02	(c)	1.69	1.71	—	9.83	21.06	38,971	0.90	(d)	0.90	(d)	0.21	(d)	40
Year ended 12/31/08	11.96	0.04	(c)	(3.76)	(3.72)	(0.12)	8.12	(31.07)	23,957	0.84		0.84		0.37		51
Year ended 12/31/07	12.40	0.01	(c)	0.66	0.67	(1.11)	11.96	5.50	38,463	0.84		0.89		0.11		49
Year ended 12/31/06	12.33	0.01	(c)	2.17	2.18	(2.11)	12.40	17.45	17,122	0.90		1.01		0.04		56
Year ended 12/31/05(e)	11.69	(0.01)		2.05	2.04	(1.40)	12.33	17.31	4,712	0.87	(f)	0.98	(f)	(0.20	)(f)	52

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not include sales charges and are not annualized for periods less than one year, if applicable.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending December 31, 2007, the portfolio turnover calculation excludes the value of securities purchased of $128,317,933 and sold of $144,885,693 in the effort to realign the Fund’s portfolio holdings after the reorganization of AIM Opportunities I Fund into the Fund.
(c)	Calculated using average shares outstanding.
(d)	Ratios are based on average daily net assets (000’s omitted) of $232,789, $42,370, $35,590, $37,886, $10,383 and $30,501 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(e)	Commencement date of October 3, 2008 and April 29, 2005 for Class Y and Institutional Class shares, respectively.
(f)	Annualized.

21        AIM Small Cap Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Funds Group
and Shareholders of AIM Small Cap Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Small Cap Equity Fund (one of the funds constituting AIM Funds Group, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 17, 2010
Houston, Texas

22        AIM Small Cap Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/09)	(12/31/09)[1]	Period[2]	(12/31/09)	Period[2]	Ratio
A	$1,000.00	$1,162.40	$7.85	$1,017.95	$7.32	1.44%

B	1,000.00	1,157.80	11.91	1,014.17	11.12	2.19

C	1,000.00	1,156.50	11.90	1,014.17	11.12	2.19

R	1,000.00	1,159.60	9.20	1,016.69	8.59	1.69

Y	1,000.00	1,164.40	6.49	1,019.21	6.06	1.19

Institutional	1,000.00	1,164.70	4.86	1,020.72	4.53	0.89

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2009 through December 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23        AIM Small Cap Equity Fund

Trustees and Officers
The address of each trustee and officer of AIM Funds Group (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer	During Past 5 Years	Held by Trustee
	Since

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Adviser to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	None

		Formerly: Chairman, Invesco Aim Advisors, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co- Chief Executive Officer, Invesco Advisers, inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company); Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC	None
		Formerly: Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1987	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2003	Retired	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars Foundation and Executive Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	None

Lewis F. Pennock — 1942 Trustee	1992	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2003	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired	None
		Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

T-1

Trustees and Officers – (continued)

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer	During Past 5 Years	Held by Trustee
	Since

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC	N/A
		Formerly: Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisors, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®	N/A
		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); and Vice President, The AIM Family of Funds®	N/A
		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.)	N/A
		Formerly: Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Karen Dunn Kelley — 1960 Vice President	1992	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)	N/A
		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., and The AIM Family of Funds®	N/A
		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The AIM Family of Funds®, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.	N/A
		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 100	Invesco Advisers, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 100	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-2

Invesco Aim Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco Aim collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco Aim, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco Aim maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website – invescoaim.com. More detail is available to you at that site.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. In the Financial Products box, click on Mutual Funds; then, in the Fund Information box, select Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-01540 and 002-27334.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.
     If used after April 20, 2010, this report must be accompanied by a Quarterly Performance Review for the most recent quarter-end.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Aim Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

invescoaim.com	SCE-AR-1	Invesco Aim Distributors, Inc.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by Principal Accountant Related to the Registrant
     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Percentage of Fees Billed		Percentage of Fees Billed
		Applicable to Non-Audit		Applicable to Non-Audit
	Fees Billed for	Services Provided for	Fees Billed for	Services Provided for
	Services Rendered	fiscal year end 2009	Services Rendered	fiscal year end 2008
	to the Registrant	Pursuant to Waiver of	to the Registrant	Pursuant to Waiver of
	for fiscal	Pre-Approval	for fiscal year end	Pre-Approval
	year end 2009	Requirement(1)	2008	Requirement(1)
Audit Fees	$253,157	N/A	$267,375	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$53,926	0%	$66,279	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$307,083	0%	$333,654	0%
PWC billed the Registrant aggregate non-audit fees of $53,926 for the fiscal year ended 2009, and $66,279 for the fiscal year ended 2008, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Tax Fees for the fiscal year end December 31, 2009 includes fees billed for reviewing tax returns and consultation services. Tax fees for fiscal year end December 31, 2008 includes fees billed for reviewing tax returns and consultation services.

Fees Billed by Principal Accountant Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates as follows:

	Fees Billed for		Fees Billed for
	Non-Audit Services		Non-Audit Services
	Rendered to Invesco		Rendered to Invesco
	and Invesco		and Invesco
	Affiliates for	Percentage of Fees Billed	Affiliates for	Percentage of Fees Billed
	fiscal year end	Applicable to Non-Audit	fiscal year end	Applicable to Non-Audit
	2009 That Were	Services Provided for	2008 That Were	Services Provided for
	Required	fiscal year end 2009	Required	fiscal year end 2008
	to be Pre-Approved	Pursuant to Waiver of	to be Pre-Approved	Pursuant to Waiver of
	by the Registrant’s	Pre-Approval	by the Registrant’s	Pre-Approval
	Audit Committee	Requirement(1)	Audit Committee	Requirement(1)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2009, and $0 for the fiscal year ended 2008, for non-audit services rendered to Invesco and Invesco Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining the principal accountant’s independence.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the AIM Funds (the “Funds”)
Last Amended September 18, 2006
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
On an annual basis, A I M Advisors, Inc. (“AIM”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of AIM.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.
PwC advised the Funds’ Audit Committee that PwC had identified following matter for consideration under the SEC’s auditor independence rules.
PwC became aware that certain aspects of investment advisory services provided by a PwC network member Firm’s Wealth Advisory Practice to its clients (generally high net worth individuals not associated with Invesco) were inconsistent with the SEC’s auditor independence requirements of the SEC. The technical violations occurred as a result of professionals of the Wealth Advisory Practice making a single recommendation of an audit client’s product to its clients rather than also identifying one or more suitable alternatives for the Wealth Advisory Practice’s client to consider. The Wealth Advisory Practice also received commissions from the fund manager. With respect to Invesco and its affiliates, there were 33 cases of single product recommendation and 20 cases of commissions received totaling approximately £7,000. These violations occurred over a two year period and ended in November 2007.
It should be noted that at no time did The Wealth Advisory Practice recommend products on behalf Invesco and its affiliates. Additionally, members of the audit engagement team were not aware of these violations or services; the advice provided was based on an understanding of the investment objectives of the clients of the Wealth Advisory Practice and not to promote the Company and its affiliates, and the volume and nature of the violations were insignificant. Although PwC received commissions, PwC derived no economic benefit from the commission as any commissions received were deducted from the time based fees charged to the investor client and created no incentive for PwC to recommend the investment.
PwC advised the Audit Committee that it believes its independence had not been adversely affected as it related to the audits of the Funds by this matter. In reaching this conclusion, PwC noted that during the time of its audits, the engagement team was not aware of the services provided and noted the insignificance of the services provided. Based on the foregoing, PwC did not believe this matter affected PwC’s ability to act objectively and impartially and to issue a report on financial statements as the Funds’ independent auditor, and, believes that a reasonable investor with knowledge of all the facts would agree with this conclusion.
Based upon PwC’s review, discussion and representations above, the audit committee, in its business judgment, concurred with PwC’s conclusions in relation to its independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS. Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS. Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES. Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. None

ITEM 11.	CONTROLS AND PROCEDURES.
(a)	As of December 15, 2009, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of December 15, 2009, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Funds Group
By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date: March 5, 2010
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date: March 5, 2010

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date: March 5, 2010

EXHIBIT INDEX

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.